-------------------------------------------------------------------------------
-------------------------------------------------------------------------------






                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM N-1A

                      REGISTRATION STATEMENT 2-92948 UNDER
                           THE SECURITIES ACT OF 1933

                          PRE-EFFECTIVE AMENDMENT NO.
                        POST-EFFECTIVE AMENDMENT NO. 32
                                                     --
                                      AND

              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940

                                AMENDMENT NO. 33
                                              --


                             VANGUARD CHESTER FUNDS
        (EXACT NAME OF REGISTRANT AS SPECIFIED IN DECLARATION OF TRUST)

                     P.O. BOX 2600, VALLEY FORGE, PA 19482
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

                  REGISTRANT'S TELEPHONE NUMBER (610) 669-1000

                           R. GREGORY BARTON, ESQUIRE
                                  P.O. BOX 876
                             VALLEY FORGE, PA 19482



               IT IS PROPOSED THAT THIS FILING BECOME EFFECTIVE:
          ON JANUARY 31, 2005, PURSUANT TO PARAGRAPH (B) OF RULE 485.
             ----------------

                          VANGUARD/(R)/ PRIMECAP FUND

            Investor Shares &Admiral(TM) Shares . January 31, 2005


This prospectus
contains financial data for the Fund through the fiscal period ended September 30, 2004.


STOCK
PROSPECTUS


NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                                    THE VANGUARD GROUP/(R)/LOGO

VANGUARD PRIMECAP FUND

Investor Shares and Admiral Shares
Prospectus
January 31, 2005


A Growth Stock Mutual Fund
--------------------------------------------------------------------------------
CONTENTS
--------------------------------------------------------------------------------
  1 FUND PROFILE
  4 ADDITIONAL INFORMATION
  4 MORE ON THE FUND
  8 THE FUND AND VANGUARD
  9 INVESTMENT ADVISOR
 10 DIVIDENDS, CAPITAL GAINS,
    AND TAXES
 12 SHARE PRICE
 13 FINANCIAL HIGHLIGHTS
 17 INVESTING WITH VANGUARD
   17 Buying Shares
   19 Converting Shares
   20 Redeeming Shares
   23 Exchanging Shares
   25 Other Rules You Should Know
   27 Fund and Account Updates
   29 Contacting Vanguard
GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------
 WHY READING THIS PROSPECTUS IS IMPORTANT

 This prospectus explains the investment objective, policies, strategies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.
-------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 SHARE CLASS OVERVIEW

 The Fund offers two separate classes of shares: Investor Shares and Admiral Shares. Please note that Admiral Shares are NOT available to:

-    SIMPLE IRAs and 403(b)(7) custodial accounts;
- Other retirement plan accounts receiving special administrative services from Vanguard; or
-    Accounts  maintained  by  financial   intermediaries,   except  in  limited
     circumstances.


 The Fund's separate share classes have different expenses; as a result, their investment performances will differ.
-------------------------------------------------------------------------------

1

FUND PROFILE


INVESTMENT OBJECTIVE
The Fund seeks to provide long-term capital appreciation.

PRIMARY INVESTMENT STRATEGIES
The Fund invests in stocks considered to have above-average earnings growth potential that is not reflected in their current market prices. The Fund's portfolio consists predominantly of mid- and large-capitalization stocks.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:

- Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

- Investment style risk, which is the chance that returns from mid- and large-capitalization growth stocks will trail returns from the overall stock market. Historically, mid-cap stocks have been more volatile in prices than the large-cap stocks that dominate the overall market, and they often perform quite differently.

- Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.


PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares (including operating expenses but excluding shareholder fees) has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented (including operating expenses and any applicable shareholder fees) compare with those of a relevant market index. Keep in mind that the Fund's past returns (before and after taxes) do not indicate how it will perform in the future.


      ----------------------------------------------------
                      ANNUAL TOTAL RETURNS--INVESTOR SHARES
[BAR CHART]
[RANGE -40% - 60]

                        1995            35.48
                        1996            18.31
                        1997            36.79
                        1998            25.44
                        1999            41.34
                        2000             4.47
                        2001           -13.35
                        2002           -24.56
                        2003            37.75
                        2004            18.31

      ----------------------------------------------------


 During the periods shown in the bar chart, the highest return for a calendar quarter was 28.84% (quarter ended December 31, 1998), and the lowest return for a quarter was -21.68% (quarter ended September 30, 2001).

------------------------------------------------------------------------------------------------------------------------------------
        AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2004
------------------------------------------------------------------------------------------------------------------------------------
                                                                                          1 YEAR         5 YEARS           10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
VANGUARD PRIMECAP FUND INVESTOR SHARES
 Return Before Taxes                                                                      17.14%           2.16%              15.78%
 Return After Taxes on Distributions                                                      17.01            1.65               14.79
 Return After Taxes on Distributions and Sale of Fund Shares                              11.31            1.63               13.75
------------------------------------------------------------------------------------------------------------------------------------
VANGUARD PRIMECAP FUND ADMIRAL SHARES*
 Return Before Taxes                                                                      17.30%              --                 --
STANDARD & POOR'S 500 INDEX (reflects no deduction for fees,
 expenses, or taxes)                                                                      10.88%          -2.30%              12.07%
------------------------------------------------------------------------------------------------------------------------------------
*From the inception of the Fund's Admiral Shares on November 12, 2001, through
 December 31, 2004, the average annual total returns were 9.17% for the Admiral
 Shares and 4.37% for the Standard & Poor's 500 Index.
------------------------------------------------------------------------------------------------------------------------------------



NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When calculating after-tax return figures for a fund, we assume the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains, but we do not consider state or local income taxes. Please note that actual after-tax returns will vary for a fund's separate share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.


FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. The expenses shown under Annual Fund Operating Expenses are based on estimated amounts for the current fiscal year, adjusted to account for a new advisory fee schedule effective October 15, 2004.


                                                          INVESTOR       ADMIRAL
                                                            SHARES        SHARES
SHAREHOLDER FEES (fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases:                     None         None
Purchase Fee:                                                 None         None
Sales Charge (Load) Imposed on Reinvested                     None         None
Dividends:
Redemption Fee:                                                1%*           1%*

ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                         0.48%         0.34%
12b-1 Distribution Fee:                                       None         None
Other Expenses:                                              0.02%         0.01%
TOTAL ANNUAL FUND OPERATING EXPENSES:                        0.50%         0.35%

  *The 1% fee applies to shares redeemed within five years of purchase by selling, by exchanging to another fund, or by application of the low-balance account-closure policy. The fee is withheld from redemption proceeds and retained by the Fund. Shares held for five years or more are not subject to the 1% fee. The policy applies only to shares purchased on or after April 23, 2001.

3

 The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. The first example assumes that the Fund provides a return of 5% a year, that operating expenses match our estimates, that you bought your shares on or after April 23, 2001, and that you redeem your shares at the end of the given period.


-------------------------------------------------------------------------
                   1 YEAR       3 YEARS        5 YEARS       10 YEARS
-------------------------------------------------------------------------

Investor Shares      $156          $274           $280           $628
Admiral Shares        140           227            197            443
-------------------------------------------------------------------------




 The one- and three-year figures above include the Fund's 1% redemption fee. The five- and ten-year figures do not include the fee, because it applies only to shares held for less than five years.
 The next examples assume that you did not redeem your shares at the end of the given period. Expenses for the one- and three-year periods are lower than in the first examples, because the Fund's 1% redemption fee does not apply.

-------------------------------------------------------------------------
                   1 YEAR       3 YEARS        5 YEARS       10 YEARS
-------------------------------------------------------------------------
Investor Shares       $51          $160           $280           $628
Admiral Shares         36           113            197            443
-------------------------------------------------------------------------




 THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  FUND EXPENSES


 All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. We expect Vanguard PRIMECAP Fund's expense ratios to be as follows: for Investor Shares, 0.50%, or $5.00 per $1,000 of average net assets; for Admiral Shares, 0.35%, or $3.50 per $1,000 of average net assets. The average multi-cap growth mutual fund had expenses in 2003 of 1.71%, or $17.10 per $1,000 of average net assets (derived from data provided by Lipper Inc., which reports on the mutual fund industry). Management expenses, which are one part of operating expenses, include investment advisory fees as well as other costs of managing a fund--such as account maintenance, reporting, accounting, legal, and other administrative expenses.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               COSTS OF INVESTING


 Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------







--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS         CONVERSION FEATURES
Distributed annually in December     Investor Shares--May be converted to
                                    Admiral Shares if you meet certain account
INVESTMENT ADVISOR                  balance and tenure requirements
PRIMECAP Management Company,         Admiral Shares--May be converted to
Pasadena, Calif., since inception   Investor Shares if you are no longer
                                    eligible for Admiral Shares
INCEPTION DATE
Investor Shares--November 1, 1984   NEWSPAPER ABBREVIATION
Admiral Shares--November 12, 2001   Investor Shares--Prmcp
                                    Admiral Shares--PrmcpAdml
NET ASSETS (ALL SHARE CLASSES) AS
OF SEPTEMBER 30, 2004               VANGUARD FUND NUMBER
$24.7 billion                       Investor Shares--59
                                    Admiral Shares--559

SUITABLE FOR IRAS                   CUSIP NUMBER
Yes                                 Investor Shares--921936100
                                    Admiral Shares--921936209
MINIMUM INITIAL INVESTMENT
 Investor Shares--$25,000 for       TICKER SYMBOL
regular accounts, IRAs, and         Investor Shares--VPMCX
custodial accounts for minors       Admiral Shares--VPMAX
 Admiral Shares--$250,000
--------------------------------------------------------------------------------





MORE ON THE FUND

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. Look for this LOGO symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.
 The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.

MARKET EXPOSURE

The Fund invests mainly in common stocks of companies that the advisor expects to have favorable prospects for capital growth and to sell at attractive prices, but that typically produce little current income.

5


     Stocks of publicly traded companies and funds that invest in stocks are often classified according to market value, or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It's important to understand that, for both companies and stock funds, market capitalization ranges change over time. Also, interpretations of size vary, and there are no "official" definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of the Fund as of September 30, 2004, was $20.8 billion.


[FLAG]THE FUND IS SUBJECT TO STOCK MARKET  RISK,  WHICH IS THE CHANCE THAT STOCK
     PRICES OVERALL WILL DECLINE. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

 To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.


--------------------------------------------------------------------------------
         U.S. STOCK MARKET RETURNS (1926-2004)
--------------------------------------------------------------------------------
                     1 YEAR            5 YEARS           10 YEARS       20 YEARS
--------------------------------------------------------------------------------
Best                  54.2%              28.6%              19.9%          17.8%
Worst                -43.1              -12.4               -0.8            3.1
Average               12.4               10.6               11.2           11.4
--------------------------------------------------------------------------------





 The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2004. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 10.6%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through
1999). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or the Fund in particular.

 Growth stocks, which are the Fund's primary investments, are likely to be even more volatile in price than the stock market as a whole. Historically, growth funds have tended to outperform in bull markets and underperform in declining markets. Of course, there is no guarantee that this pattern will continue in the future. The Fund also holds a significant number of mid-cap stocks, which tend to be more volatile than the large-cap stocks that dominate the S&P 500 Index.

[FLAG]THE FUND IS SUBJECT TO  INVESTMENT  STYLE  RISK,  WHICH IS THE CHANCE THAT
     RETURNS FROM MID- AND LARGE-CAPITALIZATION GROWTH STOCKS WILL TRAIL RETURNS FROM THE OVERALL STOCK MARKET. HISTORICALLY, MID-CAP STOCKS HAVE BEEN MORE VOLATILE IN PRICE THAN THE LARGE-CAP STOCKS THAT DOMINATE THE OVERALL MARKET, AND THEY OFTEN PERFORM QUITE DIFFERENTLY.

                                                                           6
--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                          GROWTH FUNDS AND VALUE FUNDS


 Growth investing and value investing are two styles employed by stock-fund managers. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue and earnings. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value. Value funds typically emphasize stocks whose prices are below average in relation to those measures; these stocks often have above-average dividend yields. Growth and value stocks have historically produced similar long-term returns, though each category has periods when it outperforms the other.
--------------------------------------------------------------------------------




SECURITY SELECTION


PRIMECAP Management Company (PRIMECAP), advisor to the Fund, selects common stocks that it believes have above-average earnings growth potential that is not reflected in their current market price. Stocks selected for the Fund typically have strong positions within their industries, rapidly increasing sales, improving profitability, good long-term prospects for above-average growth in earnings, and strong management teams.

Using careful analysis, the advisor attempts to quantify a company's "fundamental value." The advisor compares the fundamental value with the market price of the company's stock. PRIMECAP then decides whether to purchase the stock mainly on the basis of how attractive its market price is in relation to its fundamental value. Although the Fund invests with a long-term horizon of three to five years, the advisor may sell a stock if its market price appears to have risen above its fundamental value, if other securities appear to be more favorably priced, or if the reasons for which the stock was purchased no longer hold true.

PRIMECAP does not try to make investment decisions based on short-term trends in the stock market. If attractively priced stocks cannot be found, the Fund's cash levels will increase.

Because the Fund's selections are determined by an analysis of each individual stock, the Fund's makeup may differ substantially from the overall market's characteristics. For example, the proportion of the Fund's assets invested in a particular industry may be significantly larger or smaller than that industry's proportion in the overall stock market.

 The Fund is generally managed without regard to tax ramifications.

[FLAG]THE  FUND IS  SUBJECT  TO  MANAGER  RISK,  WHICH IS THE  CHANCE  THAT POOR
     SECURITY SELECTION WILL CAUSE THE FUND TO UNDERPERFORM RELEVANT BENCHMARKS OR OTHER FUNDS WITH A SIMILAR INVESTMENT OBJECTIVE.


OTHER INVESTMENT POLICIES AND RISKS

Although the Fund typically does not make significant investments in foreign securities, it reserves the right to invest up to 20% of its assets this way. Foreign securities may be traded on U.S. or foreign markets. To the extent that it owns foreign securities, the Fund is subject to (1) country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets; and (2) currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

7

 The Fund may also invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a traditional security (such as a stock or bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

CASH MANAGEMENT

Vanguard may invest the Fund's daily cash balance in one or more Vanguard/(R)/ CMT Funds, which are very low-cost money market funds. The Fund is permitted to invest in the CMT Funds under the terms of an exemption granted by the Securities and Exchange Commission (SEC). The Fund bears its proportionate share of the "at-cost" expenses of the Vanguard CMT Fund in which it invests.

TEMPORARY INVESTMENT MEASURES

The Fund may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses, but may otherwise fail to achieve its investment objective.

REDEMPTION AND CUSTODIAL FEES

The Fund charges a fee on shares that are redeemed before they have been held for five years (for shares purchased on or after April 23, 2001). This fee applies when shares are redeemed by selling, by exchanging to another Vanguard fund, or by application of the low-balance account-closure policy. Shares you have held the longest will be redeemed first. Unlike a sales charge or load paid to a broker or fund management company, the redemption fee is paid directly to the Fund to offset the costs of buying and selling securities. The fee is designed to ensure that short-term investors pay their share of the Fund's transaction costs and that long-term investors do not subsidize the activities of short-term traders.
 A custodial fee of $10 per year applies to certain retirement fund accounts whose balances are less than $5,000. See INVESTING WITH VANGUARD for more information about redemption and custodial fees.

FREQUENT TRADING OR MARKET-TIMING


Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. As money is shifted in and out by shareholders engaging in frequent trading, a fund incurs expenses for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund share- holders, including the long-term investors who do not generate the costs. Frequent trading may also interfere with an advisor's ability to efficiently manage the fund. The Vanguard/(R)/ funds do not accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the funds for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

     - Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. A purchase request could be rejected if Vanguard determines that such purchase may disrupt a fund's operation or performance or because of a history of frequent trading by the investor.

     - Each Vanguard fund (other than money market funds and VIPER/(R)/ Shares) limits the number of times that an investor can exchange into and out of the fund.

     - Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

 See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.
 Each fund (other than money market funds), in determining its net asset value, may use fair-value pricing as described in the SHARE PRICE section. When used, fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

 DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.

TURNOVER RATE


Although the Fund normally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The FINANCIAL HIGHLIGHTS section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. The average turnover rate for large-cap growth funds was approximately 112%, as reported by Morningstar, Inc., on September 30, 2004.



--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  TURNOVER RATE


 Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.
--------------------------------------------------------------------------------


THE FUND AND VANGUARD

The Fund is a member of The Vanguard Group, a family of 36 investment companies with more than 130 funds holding assets in excess of $800 billion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.
 Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (or in the case of a fund with multiple share classes, each share class of the fund) pays its allocated share of The Vanguard Group's marketing costs.

9

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE


 The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an "at-cost" basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------





INVESTMENT ADVISOR


PRIMECAP Management Company, 225 South Lake Avenue, Suite 400, Pasadena, CA 91101, advisor to the Fund, is an investment advisory firm founded in 1983. PRIMECAP also provides investment advisory services to endowment funds, employee benefits plans, and foundations unrelated to Vanguard. As of September 30, 2004, PRIMECAP managed about $40 billion in assets. The firm manages the Fund subject to the supervision and oversight of the trustees and officers of the Fund. Its advisory fee is paid quarterly and is based on certain annual percentage rates applied to the Fund's average month-end net assets for each quarter. Please consult the Statement of Additional Information for more information about the Fund's investment advisory arrangements.


 For the fiscal year ended August 31, 2004, and fiscal period ended September 30, 2004, the advisory fee represented an effective annual rate of 0.18% of the Fund's average net assets.

 The advisor, when trading securities on behalf of the Fund, must seek total costs or total proceeds that are the most favorable under the circumstances applicable to each transaction (best execution). The advisor selects broker-dealers based on its assessment of their ability to provide best execution. At the direction of the Fund's board of trustees, some portion of Fund transactions may be directed to a broker that has previously agreed to rebate a portion of the commissions it receives directly to the Fund, so long as the advisor reasonably believes that the broker can provide best execution.
 Under the terms of an SEC exemption, the Fund's board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment advisor--either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Fund's advisory arrangements will be communicated to shareholders in writing. In addition, as the Fund's sponsor and overall manager, The Vanguard Group may provide investment advisory services to the Fund, on an at-cost basis, at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced, or that the terms of an existing advisory agreement be revised.

                                                                          10
--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               THE FUND'S ADVISOR


 The managers primarily responsible for overseeing the Fund's investments are:

 HOWARD B. SCHOW, Chairman of PRIMECAP. He has worked in investment management since 1956; has managed assets since 1962; has been with PRIMECAP since 1983; and has managed assets in the Fund since 1984. Education: B.A., Williams College; M.B.A., Harvard Business School.

 THEO A. KOLOKOTRONES, President of PRIMECAP. He has worked in investment management since 1970; has managed assets since 1979; has been with PRIMECAP since 1983; and has managed assets in the Fund since 1985. Education: B.A., University of Chicago; M.B.A., Harvard Business School.

 JOEL P. FRIED, Executive Vice President of PRIMECAP. He has worked in investment management since 1985; has managed assets for PRIMECAP since 1987; and has managed assets in the Fund since 1988. Education: B.S., University of California, Los Angeles; M.B.A., Anderson Graduate School of Business, University of California, Los Angeles.

 ALFRED W. MORDECAI, Senior Vice President of PRIMECAP. He has worked in investment management since 1997 and has managed assets for PRIMECAP and the Fund since 1999. Education: B.S.E., Duke University; M.E.A., Virginia Polytechnic Institute and State University; M.B.A., Harvard Business School.

 MITCHELL J. MILIAS, Vice Chairman of PRIMECAP. He has worked in investment management since 1964; has managed assets since 1967; has been with PRIMECAP since 1983; and has managed assets in the Fund since 2002. Education: B.S., Stanford University; M.B.A., Harvard Business School.

 Each of these five individuals manages a portion of the Fund autonomously; there is no decision-making by committee. A small portion of the Fund's assets is managed by individuals in PRIMECAP's research department.
--------------------------------------------------------------------------------





DIVIDENDS, CAPITAL GAINS, AND TAXES


FUND DISTRIBUTIONS

The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net capital gains realized from the sale of its holdings. Distributions generally occur in December. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.

11

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  DISTRIBUTIONS


 As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as gains from the sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.
--------------------------------------------------------------------------------




BASIC TAX POINTS

Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, investors in taxable accounts should be aware of the following basic tax points:

     - Distributions are taxable to you for federal income tax purposes, whether or not you reinvest these amounts in additional Fund shares.

     - Distributions declared in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.

     - Any dividend and short-term capital gains distributions that you receive are taxable to you as ordinary income for federal income tax purposes. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced federal tax rates on "qualified dividend income," if any, distributed by the Fund.

     - Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned shares in the Fund.

     - Capital gains distributions may vary considerably from year to year as a result of the Fund's normal investment activities and cash flows.

     - A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.

     - Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.

     - Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               "BUYING A DIVIDEND"


 Unless you are investing through a tax-deferred retirement account (such as an
 IRA), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received--even if you reinvest it in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.
--------------------------------------------------------------------------------




GENERAL INFORMATION

BACKUP WITHHOLDING. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not:

     -    Provide us with your correct taxpayer identification number;
     -    Certify that the taxpayer identification number is correct; and
     - Confirm that you are not subject to backup withholding. Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.

FOREIGN INVESTORS. Vanguard funds generally are not sold outside the United States, except to certain qualified investors. If you reside outside the United States, please consult our website at www.vanguard.com and review "Non-U.S. Investors." Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds.
INVALID ADDRESSES. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.
TAX CONSEQUENCES. This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about a fund's tax consequences for you.


SHARE PRICE

The Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.

Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a fund are based on the NAVs of the underlying mutual funds.

13

 When reliable market quotations are not readily available, securities are priced at their fair value, which is the price a security's owner might reasonably expect to receive upon its sale. A fund also may use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement); country-specific (e.g., natural disaster, economic or political news, act of terrorism, interest rates change); or global. Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Although rare, fair-value pricing also may be used for domestic securities--for example, if (1) trading in a security is halted and does not resume before the fund's pricing time or if a security does not trade in the course of a day, and (2) the fund holds enough of the security that its price could affect the fund's NAV.
 Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.
 Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.


FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the Fund's financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com or you may contact Vanguard by telephone or by mail.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE


 This explanation uses the Fund's Investor Shares as an example. The Investor Shares began the fiscal period ended September 30, 2004, with a net asset value (price) of $54.93 per share. During the period, each Investor Share earned $0.03 from investment income (interest and dividends) and $2.22 from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

 Shareholders received no distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the period was $57.18, reflecting earnings of $2.25 per share and no distributions. This was an increase of $2.25 per share (from $54.93 at the beginning of the period to $57.18 at the end of the period). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 4.10% for the period.

 As of September 30, 2004, the Investor Shares had approximately $20.9 billion in net assets. For the period, the annualized expense ratio was 0.45% ($4.50 per $1,000 of net assets), and the annualized net investment income amounted to 0.57% of average net assets. The Fund sold and replaced securities valued at a rate of 1% of its net assets.
--------------------------------------------------------------------------------





                                                                          15



PRIMECAP FUND INVESTOR SHARES
------------------------------------------------------------------------------------------------------------------------------------

                                 Sept. 1 to                                                     Jan. 1 to                 Year Ended
                                 Sept. 30,             Year Ended August 31,                     Aug. 31,               December 31,
                                                --------------------------------                               --------------------
                                      2004*          2004           2003          2002             2001**       2000            1999
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
 OF PERIOD                           $54.93        $48.50         $39.51        $51.90             $60.38     $62.07         $47.66
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                  .03          .25             .23          .188                .21        .52            .26
 Net Realized and Unrealized
 Gain (Loss) on Investments            2.22          6.39           8.97       (12.183)             (8.28)      2.33           19.07
 Investments
-----------------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations      2.25          6.64           9.20       (11.995)             (8.07)      2.85           19.33
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net
  Investment Income                      --          (.21)          (.21)        (.260)              (.02)      (.49)          (.27)
 Distributions from
  Realized Capital Gains                 --            --             --         (.135)              (.39)     (4.05)         (4.65)
-----------------------------------------------------------------------------------------------------------------------------------
 Total Distributions                     --         (.21)          (.21)        (.395)               (.41)     (4.54)         (4.92)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD       $57.18        $54.93         $48.50        $39.51             $51.90     $60.38         $62.07
====================================================================================================================================
TOTAL RETURN+                         4.10%        13.72%         23.41%       -23.28%             -13.39%      4.47%         41.34%
====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of
 Period (Millions)                  $20,933       $20,115        $16,886       $13,216            $18,894    $21,762        $17,912
 Ratio of Total Expenses
 to Average Net Assets              0.45%++          0.46%          0.51%         0.49%            0.50%++      0.48%          0.51%
 Ratio of Net Investment
 Income to Average Net Assets       0.57%++          0.48%         0.56%         0.42%             0.58%++      0.80%          0.50%
 Turnover Rate                            1%            9%            12%           11%                 7%        11%            19%
====================================================================================================================================
 *The Fund's fiscal year-end changed from August 31 to September 30, effective September 30, 2004.
**The Fund's fiscal year-end changed from December 31 to August 31, effective August 31, 2001.
 +Total returns do not reflect the 1% fee assesd on redemptions of shares purchased on or after April 23, 2001, and held for less than five years.
++Annualized.

16





PRIMECAP FUND ADMIRAL SHARES
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                               YEAR ENDED                   NOV. 12,
                                                                      SEPT. 1 to                AUGUST 31,                 2001** to
                                                                        SEPT. 30     -------------------------------         AUG 31,
                                                                           2004*            2004             2003               2002
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                      $57.02          $50.34             $41.00          $50.00
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                                       .03             .35               .295            .191
 Net Realized and Unrealized Gain (Loss) on Investments                     2.31            6.62              9.310          (8.776)
-----------------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                                           2.34            6.97              9.605          (8.585)
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                                         --            (.29)             (.265)          (.275)
 Distributions from Realized Capital Gains                                    --              --                 --           (.140)
-----------------------------------------------------------------------------------------------------------------------------------
 Total Distributions                                                          --            (.29)             (.265)          (.415)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                            $59.36          $57.02             $50.34          $41.00
====================================================================================================================================
TOTAL RETURN+                                                               4.10%         13.88%             23.58%          -17.35%
====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                                     $3,773          $3,605             $2,067          $1,369
 Ratio of Total Expenses to Average Net Assets                           0.30%++           0.31%              0.37%          0.38%++
 Ratio of Net Investment Income to Average Net Assets                    0.72%++           0.63%              0.69%          0.52%++
 Turnover Rate                                                                1%              9%                12%              11%
====================================================================================================================================
 *The Fund's fiscal year-end changed from August 31 to September 30, effective September 30, 2004.
**Inception.
 +Total returns do not reflect the 1% fee assesd on redemptions of shares purchased on or after April 23, 2001, and held for less than five years.
++Annualized.

17



--------------------------------------------------------------------------------
 INVESTING WITH VANGUARD

 This section of the prospectus explains the basics of doing business with Vanguard. Vanguard reserves the right to change these policies, without advance notice to shareholders.


                                  BUYING SHARES
                                CONVERTING SHARES
                                REDEEMING SHARES
                                EXCHANGING SHARES
                           OTHER RULES YOU SHOULD KNOW
                            FUND AND ACCOUNT UPDATES
                               CONTACTING VANGUARD
--------------------------------------------------------------------------------


BUYING SHARES


ACCOUNT MINIMUMS FOR INVESTOR SHARES

TO OPEN AND MAINTAIN AN ACCOUNT. $25,000 for regular accounts, IRAs, and custodial accounts for minors.

TO ADD TO AN EXISTING ACCOUNT. $50 by Automatic Investment Plan; $100 by check, exchange, or electronic bank transfer (other than Automatic Investment Plan); $1,000 by wire.

 Vanguard reserves the right to increase or decrease the minimum amount required to open or maintain an account, or to add to an existing account, without prior notice.

ACCOUNT MINIMUMS FOR ADMIRAL SHARES

TO OPEN AND MAINTAIN AN ACCOUNT. $250,000 for new investors; $150,000 or $50,000 for existing investors who are eligible to convert Investor Shares into Admiral Shares, depending on tenure in the fund. See Converting Shares.

Institutional clients should contact Vanguard for information on special rules that may apply to them.

TO ADD TO AN EXISTING ACCOUNT. $50 by Automatic Investment Plan; $100 by check, exchange, or electronic bank transfer (other than Automatic Investment Plan); $1,000 by wire.

HOW TO BUY SHARES
ONLINE TRANSACTIONS. On our website at www.vanguard.com, you may open certain types of accounts, initiate electronic bank transfers, and exchange the proceeds of a redemption from one fund to a new or existing fund account.

BY CHECK. To open an account, mail your check and a completed account registration form to Vanguard. When adding to an existing account, send your check with an Invest-by-Mail form detached from your last account statement. Make your check payable to: The Vanguard Group--"Fund number." For a list of the Fund numbers and addresses, see Contacting Vanguard.

18

BY EXCHANGE PURCHASE. You can purchase shares by telephone or mail with the proceeds of a redemption from another Vanguard fund. See Exchanging Shares and Other Rules You Should Know.

BY WIRE. Call Vanguard to purchase shares by wire. See Contacting Vanguard.

BY ELECTRONIC BANK TRANSFER. In order to perform electronic bank transfers, you must designate a bank account by completing a special form or the appropriate section of your account registration form. Then you can make purchases on a regular schedule (Automatic Investment Plan) or whenever you wish by electronic bank transfer. Your transaction can be accomplished online, by telephone, or by mail if your request is in good order. For further information about these options, consult our website at www.vanguard.com or see Contacting Vanguard.

GOOD ORDER. You must include complete and accurate required information on your purchase request. See Other Rules You Should Know--Good Order. The requirements vary among types of accounts and transactions.

YOUR PURCHASE PRICE
BY CHECK (TO PURCHASE ALL FUNDS OTHER THAN MONEY MARKET FUNDS), BY EXCHANGE, OR BY WIRE. You buy shares at a fund's NAV determined as of your TRADE DATE. A purchase request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) receives a trade date of the same day, and a purchase request received after that time receives a trade date of the first business day following the date of receipt.

BY CHECK (TO PURCHASE MONEY MARKET FUNDS ONLY). For a check purchase request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), the trade date is the first business day following the date of receipt. For a purchase request received after that time, the trade date is the second business day following the date of receipt. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date is always one day later than for other funds.

BY ELECTRONIC BANK TRANSFER (OTHER THAN AUTOMATIC INVESTMENT PLAN). For all Vanguard funds, a purchase request received by Vanguard on a business day before 10 p.m., Eastern time, will receive a trade date of the next business day.

BY ELECTRONIC BANK TRANSFER (WITH AUTOMATIC INVESTMENT PLAN). Your Vanguard account's trade date will be one business day before the date you designated for withdrawal from your bank account.

19

For further information about these options, consult our website at www.vanguard.com or see Contacting Vanguard.

PURCHASE RULES YOU SHOULD KNOW

^ADMIRAL SHARES. Please note that Admiral Shares are NOT available for:

-    SIMPLE IRAs and 403(b)(7) custodial accounts;

- Other retirement plan accounts receiving special administrative services from Vanguard; or

- Accounts maintained by financial intermediaries, except in limited circumstances.

^CHECK PURCHASES. All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. Vanguard does not accept cash, traveler's checks, or money orders. In addition, to protect the funds from fraud, Vanguard may refuse "starter checks" and checks made payable to third parties. ^NEW ACCOUNTS. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right to close your account or take such other steps as we deem reasonable.
^REJECTION OF PURCHASES. Vanguard reserves the right to reject any purchase request at any time and without notice. This includes the right to reject any purchase request because of a history of frequent trading by the investor, or that may disrupt a fund's operation or performance. Please call us before attempting to invest a large dollar amount.
^NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will NOT cancel any transaction once it has been initiated and a confirmation number has been assigned (if applicable).
^FUTURE PURCHASES. All Vanguard funds reserve the right to stop selling shares or to reject specific purchase requests, including purchases by exchange from another Vanguard fund. These rights apply at any time, for any reason, and without notice.


CONVERTING SHARES


A CONVERSION BETWEEN SHARE CLASSES OF THE SAME FUND IS A NONTAXABLE EVENT.

PRICING OF SHARE CLASS CONVERSIONS

If you convert from one class of shares to another, the transaction will be based on the respective share prices of the separate classes on the trade date for the conversion. Consequently, a conversion may provide you with fewer shares or more shares than you originally owned, depending on that day's share prices. At the time of conversion, the

                                                                          20
total value of your "old" shares will equal the total value of your "new" shares. However, subsequent share price fluctuations may decrease or increase the total value of your "new" shares as compared with that of your "old" shares.

IMMEDIATE CONVERSIONS INTO ADMIRAL SHARES
All shares purchased before the issuance of Admiral Shares are considered Investor Shares. You may convert Investor Shares into Admiral Shares at any time if your account balance in the Fund is at least $250,000. Registered users of Vanguard.com may request a conversion to Admiral Shares online, or you may contact Vanguard by telephone or mail to request this transaction.

TENURE CONVERSIONS
INTO ADMIRAL SHARES

THREE-YEAR PRIVILEGE. After three years in the Fund, you may convert Investor Shares into Admiral Shares if your account balance in the Fund is at least $150,000 and you are registered with Vanguard.com.

TEN-YEAR PRIVILEGE. After ten years in the Fund, you may convert Investor Shares into Admiral Shares if your account balance in the Fund is at least $50,000 and you are registered with Vanguard.com.

Registered users of Vanguard.com may request a tenure conversion online, or you may contact Vanguard's Admiral Service Center by telephone or mail to request this transaction.

MANDATORY CONVERSIONS INTO INVESTOR SHARES
If an investor no longer meets the requirements for Admiral Shares, the Fund may convert the investor's Admiral Shares into Investor Shares. A decline in the investor's account balance because of market movement may result in such a conversion. The Fund will notify the investor in writing before any mandatory conversion into Investor Shares.


REDEEMING SHARES


HOW TO REDEEM SHARES
Be sure to check Other Rules You Should Know before initiating your request.

ONLINE TRANSACTIONS. You may perform a redemption, initiate electronic bank transfers, and exchange the proceeds of a redemption from one fund to purchase shares of another fund through our website at www.vanguard.com.

BY TELEPHONE. Contact Vanguard by telephone to request a redemption. For telephone numbers, see Contacting Vanguard.

BY MAIL. Send your written redemption instructions in good order to Vanguard. For addresses, see Contacting Vanguard.

BY ELECTRONIC BANK TRANSFER. In order to perform electronic bank transfers, you must designate a bank account by completing a special form or the appropriate section of your account registration form. Then you can make redemptions

21

on a regular schedule (Automatic Withdrawal Plan) or whenever you wish by electronic bank transfer. Your transaction can be accomplished online, by telephone, or by mail if your request is in good order. For further information about these options, consult our website at www.vanguard.com or see Contacting Vanguard.
GOOD ORDER. You must include complete and accurate required information on your redemption request. See Other Rules You Should Know--Good Order. The requirements vary among types of accounts and transactions.

REDEMPTION FEE
The Fund charges a 1% fee on shares redeemed within five years of purchase by selling, by exchanging to another fund, or by application of the low-balance account-closure policy. The fee is withheld from redemption proceeds and retained by the Fund. The redemption fee applies only to shares purchased on or after April 23, 2001. Shares held for five years or more are not subject to the 1% fee.

We will redeem your "oldest" shares first. Redemption fees may not apply to certain categories of redemptions such as those that Vanguard reasonably believes may not raise frequent-trading or market-timing concerns. These categories are: redemptions of shares purchased through the reinvestment of dividend and capital gains distributions; redemptions resulting from account transfers and share class conversions within the same fund; redemptions from or within employer-sponsored defined contribution plans serviced by Vanguard's Integrated Retirement Plan Solutions Department and Vanguard's Institutional Investment Group; redemptions resulting from required minimum distributions from an individual retirement account for which Vanguard services as trustee or custodian; redemptions resulting from individual retirement account conversions, recharacterizations, and excess contributions; redemptions within Vanguard advisory programs (such as Vanguard Fiduciary Services) and institutional rebalancing and asset allocation programs; redemptions from or within annuity programs for which Vanguard provides specialized marketing or support services; and redemptions by certain pension plans as required by law or by regulatory authorities. Redemption fees also may be waived if required by law, regulation, or court order.

 Certain intermediaries might not exempt redemption fees as described above. Please also see Other Rules You Should Know--Investing With Vanguard Through Other Firms regarding accounts held through intermediaries.

                                                                          22
YOUR REDEMPTION PRICE
You redeem shares at a fund's next-determined NAV after Vanguard receives your redemption request, including any special documentation required under the circumstances. As long as your request is received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), your shares are redeemed at that day's NAV. This is known as your TRADE DATE.

TYPES OF REDEMPTIONS

^BY CHECK. Unless instructed otherwise, Vanguard will mail you a check, normally within two business days of your trade date.

^BY EXCHANGE. You may instruct Vanguard to apply the proceeds of your redemption to purchase shares of another Vanguard fund. See Exchanging Shares and Other Rules You Should Know.

^BY AUTOMATIC WITHDRAWAL PLAN OR OTHER ELECTRONIC BANK TRANSFER. Proceeds of redeemed shares will be credited to your bank account two business days after your trade date. Minimum electronic redemption is $100.

^BY WIRE. When redeeming from a money market fund or a bond fund, you may instruct Vanguard to wire your redemption proceeds ($1,000 minimum) to a previously designated bank account. Wire redemptions generally are not available for Vanguard's balanced or stock funds. The wire redemption option is not automatic; you must establish it either online or by completing a special form or the appropriate section of your account registration form. Vanguard charges a $5 fee for wire redemptions under $5,000.

Money Market Funds: For telephone requests received by Vanguard by 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard/(R)/ Prime Money Market Fund), the redemption proceeds will leave Vanguard by the close of business that same day. For other requests received before 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.

Bond Funds: For requests received by Vanguard by 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.

REDEMPTION RULES YOU SHOULD KNOW
^SPECIAL ACCOUNTS. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.

^POTENTIALLY DISRUPTIVE REDEMPTIONS. Vanguard reserves the right to pay all or part of your redemption in kind--that is, in the form of securities--if we reasonably believe that a cash redemption would disrupt the fund's operation or performance or that the shareholder may be engaged in frequent trading. Under these circumstances, Vanguard also

23

reserves the right to delay payment of your redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption.

^RECENTLY PURCHASED SHARES. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if the fund does not have sufficient proceeds for payment.


^SHARE CERTIFICATES. If share certificates have been issued for your account, those shares cannot be redeemed until you return the certificates (unsigned) to Vanguard by registered mail. For the correct address, see Contacting Vanguard.

^ADDRESS CHANGE. If you change your address online or by telephone, there may be a 15-day hold on online and telephone redemptions. Address change confirmations are sent to both the old and new addresses.

^PAYMENT TO A DIFFERENT PERSON OR ADDRESS. At your request, we can make your redemption check payable to a different person or send it to a different address. However, this requires the written consent of all registered account owners and may require a signature guarantee. You can obtain a signature guarantee from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. A notary public cannot provide a signature guarantee.

^NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will NOT cancel any transaction once it has been initiated and a confirmation number has been assigned (if applicable).

^EMERGENCY CIRCUMSTANCES. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the New York Stock Exchange is closed or during emergency circumstances, as determined by the U.S. Securities and Exchange Commission.


EXCHANGING SHARES

An exchange is the redemption of assets from one Vanguard fund that are used to purchase shares in another Vanguard fund. All open Vanguard funds accept exchange requests online (through your account registered with Vanguard.com), by telephone, or by mail. However, because excessive

                                                                          24
exchanges can disrupt management of a fund and increase the fund's costs for all shareholders, Vanguard places certain limits on the exchange privilege.

For the U.S. STOCK INDEX FUNDS, 500 INDEX FUND, U.S. SECTOR INDEX FUNDS, INTERNATIONAL STOCK INDEX FUNDS, DEVELOPED MARKETS INDEX FUND, TOTAL INTERNATIONAL STOCK INDEX FUND, INSTITUTIONAL DEVELOPED MARKETS INDEX FUND, REIT INDEX FUND, BALANCED INDEX FUND, CALVERT SOCIAL INDEX FUND, INTERNATIONAL GROWTH FUND, INTERNATIONAL VALUE FUND, INTERNATIONAL EXPLORER(TM) FUND, or GROWTH AND INCOME FUND, you may request no more than two exchanges OUT of the fund online or by telephone within any 12-month period.

 Funds may be added to or deleted from this list at any time, without notice to shareholders.



 For ALL VANGUARD FUNDS, the following limit generally applies:

- No more than two substantive "round trips" through a non-money-market fund during any 12-month period. A "round trip" is an exchange redemption OUT of a fund (by any means) followed by an exchange purchase back INTO the same fund (by any means). "Substantive" means a dollar amount that Vanguard has determined, in its sole discretion, could adversely affect management of the fund.

 This limit does not apply to certain categories of transactions that Vanguard reasonably believes may not raise frequent- trading or market-timing concerns. These categories are:

-    Systematic   transactions,   including  those  under  Vanguard's  Automatic
     Investment Plan, Automatic Exchange Service, Automatic Withdrawal Plan, and other rebalancing programs reviewed by Vanguard.

- Transactions within certain Vanguard advisory programs (such as Asset Management Services and Vanguard Fiduciary Services/(R)/).

- Transactions within certain retirement plans administered by Vanguard, for which other policies apply.

 This limit also will not apply if it would violate a law, regulation, or court order.
 This limit does not apply to omnibus accounts held through intermediaries. Please also see Other Rules You Should Know--Investing With Vanguard Through Other Firms regarding accounts held through intermediaries.



 Please note that Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason.

25

Also, in the event of a conflict between the exchange- privilege limitations of two funds, the stricter policy will apply to the transaction.


OTHER RULES YOU SHOULD KNOW


VANGUARD.COM/(R)/
^REGISTRATION. You can use your personal computer to review your account holdings, to buy, sell, or exchange shares of most Vanguard funds, and to perform most other transactions. To establish this service, you must register online.

^ELECTRONIC DELIVERY. Vanguard can deliver your account statements, transaction confirmations, and fund financial reports electronically. If you are a registered user of Vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preference under "My Profile." You can revoke your electronic consent at any time, and we will begin to send paper copies of these documents within 30 days of receiving your notice.

TELEPHONE TRANSACTIONS
^AUTOMATIC. When we set up your account, we'll automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.

^TELE-ACCOUNT/(R)/. To conduct account transactions through Vanguard's automated telephone service, you must first obtain a Personal Identification Number (PIN). Call Tele-Account at 1-800-662-6273 to obtain a PIN, and allow seven days after requesting the PIN before using this service.

^PROOF OF A CALLER'S AUTHORITY. We reserve the right to refuse a telephone request if the caller is unable to provide the following information exactly as registered on the account:

- Authorization to act on the account (as the account owner or by legal documentation or other means).
-    Account registration and address.
-    Social Security or employer identification number.
-    Fund name and account number, if applicable.

^SUBJECT TO REVISION. We reserve the right to revise or terminate Vanguard's telephone transaction service at any time, without notice.

GOOD ORDER
We reserve the right to reject any transaction instructions that are not in "good order." The requirements vary among types of accounts and transactions. Good order means that your instructions must include:

-    The fund name and account number.
-    The amount of the transaction (stated in dollars, shares, or percent).

                                                                          26
 Written instructions also must include:

-    Authorized signatures of all registered owners.
-    Signature guarantees, if required for the type of transaction.*
-    Any supporting legal documentation that may be required.

*Call Vanguard for specific signature-guarantee requirements.

FUTURE TRADE DATE REQUESTS
Vanguard does not accept requests to hold a purchase, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Investing With Vanguard--Buying, Converting, Redeeming, and Exchanging Shares.

ACCOUNTS WITH MORE THAN ONE OWNER
If an account has more than one owner or authorized person, Vanguard will accept telephone or online instructions from any one owner or authorized person.

RESPONSIBILITY FOR FRAUD
Vanguard will not be responsible for any account losses because of fraud, so long as we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements that we send to you. It is important that you contact Vanguard immediately about any transactions you believe to be unauthorized.

UNCASHED CHECKS
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.

UNUSUAL CIRCUMSTANCES
If you experience difficulty contacting Vanguard online, by telephone, or by Tele-Account, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.

INVESTING WITH VANGUARD THROUGH OTHER FIRMS
You may purchase or sell Investor Shares of most Vanguard funds through a financial intermediary, such as a bank, broker, or investment advisor. HOWEVER, ACCESS TO ADMIRAL SHARES THROUGH A FINANCIAL INTERMEDIARY IS RESTRICTED. PLEASE CONSULT YOUR FINANCIAL INTERMEDIARY TO DETERMINE WHETHER ADMIRAL SHARES ARE AVAILABLE THROUGH THAT FIRM.

When intermediaries establish omnibus accounts in the Vanguard funds for their clients, we cannot monitor the individual clients' trading activity. However, we review trading activity at the omnibus account level, and we look for activity that may indicate potential frequent trading or market-timing. If we detect suspicious trading activity, we will seek the assistance of the intermediary to investigate that trading activity and take appropriate action, including prohibiting additional purchases of fund shares by a client.

27


 Intermediaries may apply frequent-trading policies that differ from those described in this prospectus. If you invest with Vanguard through an intermediary, please read that firm's program materials carefully to learn of any rules or fees that may apply.


LOW-BALANCE ACCOUNTS
All Vanguard funds reserve the right to liquidate any investment-only retirement-plan account or any nonretirement account whose balance falls below the minimum initial investment. If a fund has a redemption fee, that fee will apply to shares redeemed upon closure of the account.
 For most nonretirement accounts, Vanguard deducts a $10 fee in June if the fund account balance is below $2,500. This fee can be waived if your total Vanguard account assets are $50,000 or more.

CUSTODIAL FEES
Vanguard charges a custodial fee of $10 a year for each IRA fund account with a balance of less than $5,000. The fee can be waived if you have assets totaling $50,000 or more at Vanguard in any combination of accounts under your Social Security number, including IRAs, employer-sponsored retirement plans, brokerage accounts, annuities, and non-IRA accounts.

RIGHTS TO CHANGE POLICIES
In addition, to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right to (1) alter, add, or discontinue any conditions of purchase, service, or privilege at any time without notice; (2) accept initial purchases by telephone; (3) freeze any account and suspend account services when Vanguard has received reasonable notice of a dispute between the registered or beneficial account owners or when we reasonably believe a fraudulent transaction may occur or has occurred; (4) alter, impose, discontinue, or waive any redemption, low-balance account, account maintenance, or other fees charged to a group of shareholders; and (5) redeem an account, without the owner's permission to do so, in cases of threatening conduct or suspicious, fraudulent, or illegal activity. Changes may affect all investors or only those in certain classes or groups. These actions will be taken when, in the sole discretion of Vanguard management, we reasonably believe they are deemed to be in the best interest of a fund.


FUND AND ACCOUNT UPDATES


CONFIRMATION STATEMENTS
We will send a confirmation statement to verify your trade date and the amount of your transaction when you buy, sell, exchange, or convert shares. However, we will not send such statements if they reflect only money market checkwriting or

                                                                          28
the reinvestment of dividends or capital gains distributions. Promptly review each confirmation statement that we send to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the confirmation statement.

PORTFOLIO SUMMARIES
We will send quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, transfers, and conversions for the current calendar year. Promptly review each summary that we send to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary.

TAX STATEMENTS
We will send annual tax statements to assist you in preparing your income tax returns. These statements, which are generally mailed in January, will report the previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs and other retirement plans.

AVERAGE-COST REVIEW STATEMENTS
For most taxable accounts, average-cost review statements will accompany annual 1099B tax statements. These statements show the average cost of shares that you redeemed during the previous calendar year, using the average-cost single-category method, which is one of the methods established by the IRS.

ANNUAL AND SEMIANNUAL REPORTS

We will send you (electronically or by mail, as you prefer) financial reports about Vanguard PRIMECAP Fund twice a year, in May and November. These comprehensive reports include overviews of the financial markets and provide the following specific Fund information:

-    Performance  assessments  with  comparisons  with  industry  benchmarks.
-    Reports from the advisor.
-    Financial statements with detailed listings of the Fund's holdings.

 Vanguard attempts to eliminate the unnecessary expense of duplicate mailings by sending just one report when two or more shareholders have the same last name and address. You may request individual reports by contacting our Client Services Department in writing, by telephone, or by e-mail.

PORTFOLIO HOLDINGS
We generally post on our website at www.vanguard.com a detailed list of the securities held in the Fund (portfolio holdings) as of the most recent calendar-quarter end in the "Holdings" section of the Fund's Profile page, 30 days after

29


the end of the calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We generally post on our website at www.vanguard.com the ten largest stock portfolio holdings of the Fund, and the percentage that each of these holdings represents of the Fund's total assets, as of the most recent calendar-quarter end in the "Holdings" section of the Fund's Profile page, 15 calendar days after the end of the calendar quarter. These postings generally remain until replaced by new postings as described above. Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.


CONTACTING VANGUARD>


ONLINE
VANGUARD.COM

-    For the most  complete  source of Vanguard  news
-    For fund, account, and service information
-    For most account transactions
-    For literature requests
-    24 hours a day, 7 days a week

VANGUARD TELE-ACCOUNT/(R)/
1-800-662-6273
(ON-BOARD)
-    For automated fund and account information
- For redemptions by check, exchange (subject to certain limitations), or wire
-    Toll-free, 24 hours a day, 7 days a week

INVESTOR INFORMATION
1-800-662-7447 (SHIP)
(Text telephone at
1-800-952-3335)
-    For fund and service information
-    For literature requests
-    Business hours only

CLIENT SERVICES
1-800-662-2739 (CREW)
(Text telephone at
1-800-749-7273)
-    For account information
-    For most account transactions
-    Business hours only

ADMIRAL SERVICE CENTER
1-888-237-9949
-    For Admiral account information
-    For most Admiral transactions
-    Business hours only

INSTITUTIONAL DIVISION
1-888-809-8102
-    For information and services for large institutional investors
-    Business hours only

INTERMEDIARY SALES SUPPORT
1-800-997-2798
-    For  information  and  services  for  financial   intermediaries  including
     broker-dealers, trust institutions, insurance companies, and financial advisors
-    Business hours only

                                                                          30
VANGUARD ADDRESSES
Please be sure to use the correct address, depending on your method of delivery. Use of an incorrect address could delay the processing of your transaction.

REGULAR MAIL (INDIVIDUALS):
The Vanguard Group
P.O. Box 1110
Valley Forge, PA 19482-1110

REGULAR MAIL (INSTITUTIONS):
The Vanguard Group
P.O. Box 2900
Valley Forge, PA 19482-2900

REGISTERED, EXPRESS, OR OVERNIGHT MAIL:
The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815

FUND NUMBERS
Please use the specific fund number when contacting us about Vanguard PRIMECAP Fund--59 (Investor Shares) or 559 (Admiral Shares).















The Vanguard Group, Vanguard, Vanguard.com, Plain Talk, Admiral, Vanguard Tele-Account, Tele-Account, Explorer, VIPER, Vanguard Fiduciary Services, and the ship logo are trademarks of The Vanguard Group, Inc. 500 is a trademark of The McGraw-Hill Companies, Inc., and has been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's make no representation regarding the advisability of investing in the fund. Calvert Social Index is a trademark of Calvert Group, Ltd., and has been licensed for use by The Vanguard Group, Inc. Vanguard Calvert Social Index Fund is not sponsored, endorsed, sold, or promoted by Calvert Group, Ltd., and Calvert Group, Ltd., makes no representation regarding the advisability of investing in the fund. All other marks are the exclusive property of their respective owners.

                      (THIS PAGE INTENTIONALLY LEFT BLANK.)

                      (THIS PAGE INTENTIONALLY LEFT BLANK.)

GLOSSARY OF INVESTMENT TERMS


CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

DIVIDEND DISTRIBUTION
Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.

GROWTH FUND
A mutual fund that emphasizes stocks of companies believed to have above-average prospects for growth in revenue and earnings. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value.

INVESTMENT ADVISOR
An organization that makes the day-to-day decisions regarding a fund's investments.

MEDIAN MARKET CAP
An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

MUTUAL FUND
An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

PRICE/EARNINGS (P/E) RATIO
The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

PRINCIPAL
The face value of a debt instrument or the amount of money put into an investment.

SECURITIES
Stocks, bonds, money market instruments, and other investment vehicles.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VALUE FUND
A mutual fund that emphasizes stocks whose prices typically are below average in relation to such measures as earnings and book value. These stocks often have above-average dividend yields.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                                     [SHIP LOGO]
                                                    THE VANGUARD GROUP/ (R)/LOGO

                                                            Post Office Box 2600
                                                     Valley Forge, PA 19482-2600



FOR MORE INFORMATION
If you would like more information about Vanguard PRIMECAP Fund, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS
TO SHAREHOLDERS
Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI) The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.
To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please contact us as follows:

THE VANGUARD GROUP
INVESTOR INFORMATION DEPARTMENT
P.O. BOX 2600 VALLEY FORGE, PA 19482-2600

TELEPHONE:
1-800-662-7447 (SHIP)

TEXT TELEPHONE:
1-800-952-3335

WORLD WIDE WEB:
WWW.VANGUARD.COM

If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:

CLIENT SERVICES DEPARTMENT
TELEPHONE:
1-800-662-2739 (CREW)

TEXT TELEPHONE:
1-800-749-7273

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Fund are also available in the EDGAR Database on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.


                                                   Fund's Investment Company Act
                                                           file number: 811-4098

                          (C) 2005 The Vanguard Group, Inc. All rights reserved.
                                                 Vanguard Marketing Corporation,
                                                                    Distributor.



                                                                     P059 012005

                          VANGUARD/(R)/ PRIMECAP FUND

              Investor Shares for Participants . January 31, 2005


This prospectus
contains financial data for the Fund through the fiscal period ended September 30, 2004.



NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

STOCK
PROSPECTUS

                                                    THE VANGUARD GROUP/(R)/ LOGO

VANGUARD PRIMECAP FUND
Investor Shares
Participant Prospectus

January 31, 2005


A Growth Stock Mutual Fund

--------------------------------------------------------------------------------
CONTENTS
--------------------------------------------------------------------------------

  1 FUND PROFILE
  3 ADDITIONAL INFORMATION
  4 MORE ON THE FUND
  8 THE FUND AND VANGUARD
  8 INVESTMENT ADVISOR
 10 DIVIDENDS, CAPITAL GAINS, AND TAXES
 10 SHARE PRICE
 11 FINANCIAL HIGHLIGHTS
 14 INVESTING WITH VANGUARD
 15 ACCESSING FUND INFORMATION
    BY COMPUTER
 GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 WHY READING THIS PROSPECTUS IS IMPORTANT

 This prospectus explains the investment objective, policies, strategies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

 This prospectus offers the Fund's Investor Shares and is intended for participants in employer-sponsored retirement or savings plans. Another version--for investors who would like to open a personal investment account--can be obtained by calling Vanguard at 1-800-662-7447.
-------------------------------------------------------------------------------

1

FUND PROFILE


INVESTMENT OBJECTIVE
The Fund seeks to provide long-term capital appreciation.

PRIMARY INVESTMENT STRATEGIES
The Fund invests in stocks considered to have above-average earnings growth potential that is not reflected in their current market prices. The Fund's portfolio consists predominantly of mid- and large-capitalization stocks.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:

- Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

- Investment style risk, which is the chance that returns from mid- and large-capitalization growth stocks will trail returns from the overall stock market. Historically, mid-cap stocks have been more volatile in prices than the large-cap stocks that dominate the overall market, and they often perform quite differently.

- Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares (including operating expenses but excluding shareholder fees) has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns (including operating expenses and any applicable shareholder fees) compare with those of a relevant market index. Keep in mind that the Fund's past returns do not indicate how it will perform in the future.
      ----------------------------------------------------
                      ANNUAL TOTAL RETURNS--INVESTOR SHARES
[BAR CHART]
[RANGE -40% - 60]

                        1995            35.48
                        1996            18.31
                        1997            36.79
                        1998            25.44
                        1999            41.34
                        2000             4.47
                        2001           -13.35
                        2002           -24.56
                        2003            37.75
                        2004            18.31

      ----------------------------------------------------

 During the periods shown in the bar chart, the highest return for a calendar quarter was 28.84% (quarter ended December 31, 1998), and the lowest return for a quarter was -21.68% (quarter ended September 30, 2001).

-----------------------------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2004
-----------------------------------------------------------------------------------------------------
                                                                 1 YEAR         5 YEARS      10 YEARS
-----------------------------------------------------------------------------------------------------

Vanguard PRIMECAP Fund Investor Shares                           17.14%          2.16%       15.78%
Standard & Poor's 500 Index (reflects no deduction
for fees expenses)                                               10.88          -2.30        12.07
-----------------------------------------------------------------------------------------------------




FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. The expenses shown under Annual Fund Operating Expenses are based on estimated amounts for the current fiscal year, adjusted to account for a new advisory fee schedule effective October 15, 2004.



SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                                  None
Purchase Fee:                                                              None
Sales Charge (Load) Imposed on Reinvested Dividends:                       None
Redemption Fee:                                                              1%*

ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                                       0.48%
12b-1 Distribution Fee:                                                    None
Other Expenses:                                                            0.02%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                                     0.50%

     *The 1% fee applies to shares redeemed within five years of purchase by selling or by exchanging to another fund. The fee is withheld from redemption proceeds and retained by the Fund. Shares held for five years or more are not subject to the 1% fee. The policy applies only to shares purchased on or after April 23, 2001.

 The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. The first example assumes that the Fund provides a return of 5% a year, that operating expenses match our estimates, that you bought your shares on or after April 23, 2001, and that you redeem your shares at the end of the given period.


-----------------------------------------------------
  1 YEAR       3 YEARS      5 YEARS      10 YEARS
----------------------------------------------------
   $156          $274         $280          $628
----------------------------------------------------




 The one- and three-year figures above include the Fund's 1% redemption fee. The five- and ten-year figures do not include the fee, because it applies only to shares held for less than five years.
 The next example assumes that you did not redeem your shares at the end of the given period. Expenses for the one- and three-year periods are lower than in the first example, because the Fund's 1% redemption fee does not apply.


----------------------------------------------------
  1 YEAR       3 YEARS      5 YEARS      10 YEARS
----------------------------------------------------
    $51          $160         $280         $628
----------------------------------------------------

3

 THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  FUND EXPENSES


 All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. We expect Vanguard PRIMECAP Fund Investor Shares' expense ratio to be 0.50%, or $5.00 per $1,000 of average net assets. The average multi-cap growth mutual fund had expenses in 2003 of 1.71%, or $17.10 per $1,000 of average net assets (derived from data provided by Lipper Inc., which reports on the mutual fund industry). Management expenses, which are one part of operating expenses, include investment advisory fees as well as other costs of managing a fund--such as account maintenance, reporting, accounting, legal, and other administrative expenses.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               COSTS OF INVESTING


 Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------





--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS              NEWSPAPER ABBREVIATION
Distributed annually in December         Prmcp

INVESTMENT ADVISOR                       VANGUARD FUND NUMBER
PRIMECAP Management Company, Pasadena,   59
Calif., since inception
                                         CUSIP NUMBER
INCEPTION DATE                           921936100
November 1, 1984
                                         TICKER SYMBOL
NET ASSETS (ALL SHARE CLASSES) AS OF     VPMCX
SEPTEMBER 30, 2004
$24.7 billion
--------------------------------------------------------------------------------

MORE ON THE FUND

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.
 The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.

MARKET EXPOSURE

The Fund invests mainly in common stocks of companies that the advisor expects to have favorable prospects for capital growth and to sell at attractive prices, but that typically produce little current income.

 Stocks of publicly traded companies and funds that invest in stocks are often classified according to market value, or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It's important to understand that, for both companies and stock funds, market capitalization ranges change over time. Also, interpretations of size vary, and there are no "official" definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of the Fund as of September 30, 2004, was $20.8 billion.


[FLAG]THE FUND IS SUBJECT TO STOCK MARKET  RISK,  WHICH IS THE CHANCE THAT STOCK
     PRICES OVERALL WILL DECLINE. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

 To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.



--------------------------------------------------------------------------------
         U.S. STOCK MARKET RETURNS (1926-2004)
--------------------------------------------------------------------------------
                     1 YEAR            5 YEARS           10 YEARS       20 YEARS
--------------------------------------------------------------------------------
Best                  54.2%              28.6%              19.9%          17.8%
Worst                -43.1              -12.4               -0.8            3.1
Average               12.4               10.6               11.2           11.4
--------------------------------------------------------------------------------




 The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2004. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 10.6%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through
1999). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or the Fund in particular.

5

 Growth stocks, which are the Fund's primary investments, are likely to be even more volatile in price than the stock market as a whole. Historically, growth funds have tended to outperform in bull markets and underperform in declining markets. Of course, there is no guarantee that this pattern will continue in the future. The Fund also holds a significant number of mid-cap stocks, which tend to be more volatile than the large-cap stocks that dominate the S&P 500 Index.

[FLAG]THE FUND IS SUBJECT TO  INVESTMENT  STYLE  RISK,  WHICH IS THE CHANCE THAT
     RETURNS FROM MID- AND LARGE-CAPITALIZATION GROWTH STOCKS WILL TRAIL RETURNS FROM THE OVERALL STOCK MARKET. HISTORICALLY, MID-CAP STOCKS HAVE BEEN MORE VOLATILE IN PRICE THAN THE LARGE-CAP STOCKS THAT DOMINATE THE OVERALL MARKET, AND THEY OFTEN PERFORM QUITE DIFFERENTLY.



--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                          GROWTH FUNDS AND VALUE FUNDS


 Growth investing and value investing are two styles employed by stock-fund managers. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue and earnings. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value. Value funds typically emphasize stocks whose prices are below average in relation to those measures; these stocks often have above-average dividend yields. Growth and value stocks have historically produced similar long-term returns, though each category has periods when it outperforms the other.
--------------------------------------------------------------------------------




SECURITY SELECTION


PRIMECAP Management Company (PRIMECAP), advisor to the Fund, selects common stocks that it believes have above-average earnings growth potential that is not reflected in their current market price. Stocks selected for the Fund typically have strong positions within their industries, rapidly increasing sales, improving profitability, good long-term prospects for above-average growth in earnings, and strong management teams.

 Using careful analysis, the advisor attempts to quantify a company's "fundamental value." The advisor compares the fundamental value with the market price of the company's stock. PRIMECAP then decides whether to purchase the stock mainly on the basis of how attractive its market price is in relation to its fundamental value. Although the Fund invests with a long-term horizon of three to five years, the advisor may sell a stock if its market price appears to have risen above its fundamental value, if other securities appear to be more favorably priced, or if the reasons for which the stock was purchased no longer hold true.
 PRIMECAP does not try to make investment decisions based on short-term trends in the stock market. If attractively priced stocks cannot be found, the Fund's cash levels will increase.
 Because the Fund's selections are determined by an analysis of each individual stock, the Fund's makeup may differ substantially from the overall market's characteristics. For example, the proportion of the Fund's assets invested in a particular industry may be significantly larger or smaller than that industry's proportion in the overall stock market.
 The Fund is generally managed without regard to tax ramifications.

[FLAG]THE  FUND IS  SUBJECT  TO  MANAGER  RISK,  WHICH IS THE  CHANCE  THAT POOR
     SECURITY SELECTION WILL CAUSE THE FUND TO UNDERPERFORM RELEVANT BENCHMARKS OR OTHER FUNDS WITH A SIMILAR INVESTMENT OBJECTIVE.


OTHER INVESTMENT POLICIES AND RISKS

Although the Fund typically does not make significant investments in foreign securities, it reserves the right to invest up to 20% of its assets this way. Foreign securities may be traded on U.S. or foreign markets. To the extent that it owns foreign securities, the Fund is subject to (1) country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets; and (2) currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.
 The Fund may also invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a traditional security (such as a stock or bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

CASH MANAGEMENT

Vanguard may invest the Fund's daily cash balance in one or more Vanguard/(R)/ CMT Funds, which are very low-cost money market funds. The Fund is permitted to invest in the CMT Funds under the terms of an exemption granted by the Securities and Exchange Commission (SEC). The Fund bears its proportionate share of the "at-cost" expenses of the Vanguard CMT Fund in which it invests.

TEMPORARY INVESTMENT MEASURES

The Fund may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses, but may otherwise fail to achieve its investment objective.

REDEMPTION FEE

The Fund charges a fee on shares that are redeemed before they have been held for five years (for shares purchased on or after April 23, 2001). This fee applies when shares are redeemed by selling or by exchanging to another Vanguard fund. Shares you have held the longest will be redeemed first. Unlike a sales charge or load paid to a broker or fund management company, the redemption fee is paid directly to the Fund to offset the costs of buying and selling securities. The fee is designed to ensure that short-term investors pay their share of the Fund's transaction costs and that long-term investors do not subsidize the activities of short-term traders. The Fund may waive the redemption fee within certain institutional or retirement benefit plans for which Vanguard provides specialized recordkeeping and support services.

FREQUENT TRADING OR MARKET-TIMING

Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. As money is shifted in and out by shareholders engaging in frequent trading, a fund incurs expenses for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the

7

long-term investors who do not generate the costs. Frequent trading may also interfere with an advisor's ability to efficiently manage the fund. The Vanguard/(R)/ funds do not accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the funds for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

- Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. A purchase request could be rejected if Vanguard determines that such purchase may disrupt a fund's operation or performance or because of a history of frequent trading by the investor.

- Each Vanguard fund (other than money market funds and VIPER/(R)/ Shares) limits the number of times that an investor can exchange into and out of the fund.

- Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

 See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.
 Each fund (other than money market funds), in determining its net asset value, may use fair-value pricing as described in the SHARE PRICE section. When used, fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

 DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.

TURNOVER RATE


Although the Fund normally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The FINANCIAL HIGHLIGHTS section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. The average turnover rate for large-cap growth funds was approximately 112% as reported by Morningstar, Inc., on September 30, 2004.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  TURNOVER RATE


 Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.
--------------------------------------------------------------------------------

THE FUND AND VANGUARD

The Fund is a member of The Vanguard Group, a family of 36 investment companies with more than 130 funds holding assets in excess of $800 billion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.
 Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (or in the case of a fund with multiple share classes, each share class of the fund) pays its allocated share of The Vanguard Group's marketing costs.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE


 The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an "at-cost" basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------





INVESTMENT ADVISOR


PRIMECAP Management Company, 225 South Lake Avenue, Suite 400, Pasadena, CA 91101, advisor to the Fund, is an investment advisory firm founded in 1983. PRIMECAP also provides investment advisory services to endowment funds, employee benefits plans, and foundations unrelated to Vanguard. As of September 30, 2004, PRIMECAP managed about $40 billion in assets. The firm manages the Fund subject to the supervision and oversight of the trustees and officers of the Fund. Its advisory fee is paid quarterly and is based on certain annual percentage rates applied to the Fund's average month-end net assets for each quarter. Please consult the Statement of Additional Information for more information about the Fund's investment advisory arrangements.
 For the fiscal year ended August 31, 2004, and fiscal period ended September 30, 2004, the advisory fee represented an effective annual rate of 0.18% of the Fund's average net assets.

 The advisor, when trading securities on behalf of the Fund, must seek total costs or total proceeds that are the most favorable under the circumstances applicable to each transaction (best execution). The advisor selects broker-dealers based on its assessment of their ability to provide best execution. At the direction of the Fund's board of trustees, some portion of Fund transactions may be directed to a broker that has previously agreed to rebate a portion of the commissions it receives directly to the Fund, so long as the advisor reasonably believes that the broker can provide best execution.

9

 Under the terms of an SEC exemption, the Fund's board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment advisor--either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Fund's advisory arrangements will be communicated to shareholders in writing. In addition, as the Fund's sponsor and overall manager, The Vanguard Group may provide investment advisory services to the Fund, on an at-cost basis, at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced, or that the terms of an existing advisory agreement be revised.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               THE FUND'S ADVISOR


 The managers primarily responsible for overseeing the Fund's investments are:

 HOWARD B. SCHOW, Chairman of PRIMECAP. He has worked in investment management since 1956; has managed assets since 1962; has been with PRIMECAP since 1983; and has managed assets in the Fund since 1984. Education: B.A., Williams College; M.B.A., Harvard Business School.

 THEO A. KOLOKOTRONES, President of PRIMECAP. He has worked in investment management since 1970; has managed assets since 1979; has been with PRIMECAP since 1983; and has managed assets in the Fund since 1985. Education: B.A., University of Chicago; M.B.A., Harvard Business School.

 JOEL P. FRIED, Executive Vice President of PRIMECAP. He has worked in investment management since 1985; has managed assets for PRIMECAP since 1987; and has managed assets in the Fund since 1988. Education: B.S., University of California, Los Angeles; M.B.A., Anderson Graduate School of Business, University of California, Los Angeles.

 ALFRED W. MORDECAI, Senior Vice President of PRIMECAP. He has worked in investment management since 1997 and has managed assets for PRIMECAP and the Fund since 1999. Education: B.S.E., Duke University; M.E.A., Virginia Polytechnic Institute and State University; M.B.A., Harvard Business School.

 MITCHELL J. MILIAS, Vice Chairman of PRIMECAP. He has worked in investment management since 1964; has managed assets since 1967; has been with PRIMECAP since 1983; and has managed assets in the Fund since 2002. Education: B.S., Stanford University; M.B.A., Harvard Business School.

 Each of these five individuals manages a portion of the Fund autonomously; there is no decision-making by committee. A small portion of the Fund's assets is managed by individuals in PRIMECAP's research department.
--------------------------------------------------------------------------------

DIVIDENDS, CAPITAL GAINS, AND TAXES

The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net capital gains realized from the sale of its holdings. Distributions generally occur in December.
 Your distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan's Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  DISTRIBUTIONS


 As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as gains from the sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.
--------------------------------------------------------------------------------





SHARE PRICE

The Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.

Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a fund are based on the NAVs of the underlying mutual funds.


 When reliable market quotations are not readily available, securities are priced at their fair value, which is the price a security's owner might reasonably expect to receive upon its sale. A fund also may use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement); country-specific (e.g., natural disaster, economic or political news, act of terrorism, interest rates change); or global. Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Although rare, fair-value pricing also may be used for domestic securities--for

11

example, if (1) trading in a security is halted and does not resume before the fund's pricing time or if a security does not trade in the course of a day, and
(2) the fund holds enough of the security that its price could affect the fund's NAV.
 Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.
 Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.


FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Investor Shares' financial performance for the periods shown, and certain information reflects financial results for a single Investor Share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Investor Shares (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com or you may contact Vanguard by telephone or by mail.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE


 The Investor Shares began the fiscal period ended September 30, 2004, with a net asset value (price) of $54.93 per share. During the period, each Investor Share earned $0.03 from investment income (interest and dividends) and $2.22 from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

 Shareholders received no distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the period was $57.18, reflecting earnings of $2.25 per share and no distributions. This was an increase of $2.25 per share (from $54.93 at the beginning of the period to $57.18 at the end of the period). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 4.10% for the period.

 As of September 30, 2004, the Investor Shares had approximately $20.9 billion in net assets. For the period, the annualized expense ratio was 0.45% ($4.50 per $1,000 of net assets), and the annualized net investment income amounted to 0.57% of average net assets. The Fund sold and replaced securities valued at a rate of 1% of its net assets.
--------------------------------------------------------------------------------

13



PRIMECAP FUND INVESTOR SHARES
------------------------------------------------------------------------------------------------------------------------------------

                                 Sept. 1 to                                                     Jan. 1 to                 Year Ended
                                 Sept. 30,             Year Ended August 31,                     Aug. 31,               December 31,
                                                --------------------------------                               --------------------
                                      2004*          2004           2003          2002             2001**       2000            1999
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
 OF PERIOD                           $54.93        $48.50         $39.51        $51.90             $60.38     $62.07         $47.66
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                  .03          .25             .23          .188                .21        .52            .26
 Net Realized and Unrealized
 Gain (Loss) on Investments            2.22          6.39           8.97       (12.183)             (8.28)      2.33           19.07
 Investments
-----------------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations      2.25          6.64           9.20       (11.995)             (8.07)      2.85           19.33
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net
  Investment Income                      --          (.21)          (.21)        (.260)              (.02)      (.49)          (.27)
 Distributions from
  Realized Capital Gains                 --            --             --         (.135)              (.39)     (4.05)         (4.65)
-----------------------------------------------------------------------------------------------------------------------------------
 Total Distributions                     --         (.21)          (.21)        (.395)               (.41)     (4.54)         (4.92)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD       $57.18        $54.93         $48.50        $39.51             $51.90     $60.38         $62.07
====================================================================================================================================
TOTAL RETURN+                         4.10%        13.72%         23.41%       -23.28%             -13.39%      4.47%         41.34%
====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of
 Period (Millions)                  $20,933       $20,115        $16,886       $13,216            $18,894    $21,762        $17,912
 Ratio of Total Expenses
 to Average Net Assets              0.45%++          0.46%          0.51%         0.49%            0.50%++      0.48%          0.51%
 Ratio of Net Investment
 Income to Average Net Assets       0.57%++          0.48%         0.56%         0.42%             0.58%++      0.80%          0.50%
 Turnover Rate                            1%            9%            12%           11%                 7%        11%            19%
====================================================================================================================================
 *The Fund's fiscal year-end changed from August 31 to September 30, effective September 30, 2004. **The Fund's fiscal year-end changed from December 31 to August 31, effective August 31, 2001.
 +Total returns do not reflect the 1% fee assesd on redemptions of shares purchased on or after April 23, 2001, and held for less than five years.
++Annualized.

INVESTING WITH VANGUARD

Your retirement or savings plan investment options include the Fund. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.

- If you have any questions about the Fund or Vanguard, including those about the Fund's investment objective, strategies, or risks, contact Vanguard's Participant Access Center, toll-free, at 1-800-523-1188.

- If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

INVESTMENT OPTIONS AND ALLOCATIONS

Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.

TRANSACTIONS

Contribution, exchange, or redemption requests must be in good order. Good order means that your request includes complete information on your contribution, exchange, or redemption, and that Vanguard has received the appropriate assets.
 In all cases, your transaction will be based on the Fund's next-determined NAV after Vanguard receives your request (or, in the case of new contributions, the next-determined NAV after Vanguard receives the order from your plan administrator). As long as this request is received before the close of trading on the New York Stock Exchange, generally 4 p.m., Eastern time, you will receive that day's NAV. This is known as your TRADE DATE.

EXCHANGES

The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice. Because excessive exchanges can disrupt the management of the Vanguard funds and increase their transaction costs, Vanguard places certain limits on the exchange privilege.
 If you are exchanging out of the International Growth Fund, International Value Fund,
International Explorer(TM) Fund, European Stock Index Fund, Pacific Stock Index Fund, Emerging Markets Stock Index Fund, Total International Stock Index Fund, Developed Markets Index Fund, or Institutional Developed Markets Index Fund, regardless of the dollar amount, the following policy generally applies:

-    You must wait 90 days before exchanging back into the fund from any source.

-    The  90-day  clock  restarts  after  every  exchange  out of the  fund.


- Exchanges out of the fund will not prevent you from making your usual periodic contributions to the fund through your employer plan. For ALL VANGUARD FUNDS, the following policy generally applies:

- Participant exchange activity is limited to no more than FOUR "ROUND TRIPS" THROUGH NON-MONEY-MARKET FUNDS during any 12-month period. A "round trip" is an exchange redemption from a fund followed by an exchange purchase back into the fund.

15
 Please note that Vanguard reserves the right to revise the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. Also, in the event of a conflict between the exchange-privilege limitations of two funds, the stricter policy will apply to the transaction.
 Before making an exchange to or from another fund available in your plan, consider the following:

- Certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions.

- Be sure to read that fund's prospectus. Contact Vanguard's Participant Access Center, toll-free, at 1-800-523-1188 for a copy.

- Vanguard can accept exchanges only as permitted by your plan. Contact your plan administrator for details on the exchange policies that apply to your plan.

 If Vanguard does not administer your plan, your plan's administrator will establish omnibus accounts in the Vanguard funds. We cannot monitor the individual participants' trading activity through omnibus accounts. However, we review trading activity at the omnibus account level, and we look for activity that may indicate potential frequent trading or market-timing. If we detect suspicious trading activity, we will seek the assistance of the plan administrator to investigate that trading activity and take appropriate action, including prohibiting additional purchases of fund shares by a participant. Plan administrators may apply frequent-trading policies that differ from those described in this prospectus. Please read your plan's materials carefully to learn of any rules or fees that may apply.


PORTFOLIO HOLDINGS

We generally post on our website at www.vanguard.com a detailed list of the securities held in the Fund (portfolio holdings) as of the most recent calendar-quarter end in the "Holdings" section of the Fund's Profile page, 30 days after the end of the calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We generally post on our website at www.vanguard.com the ten largest stock portfolio holdings of the Fund, and the percentage that each of these holdings represents of the Fund's total assets, as of the most recent calendar-quarter end in the "Holdings" section of the Fund's Profile page, 15 calendar days after the end of the calendar quarter. These postings generally remain until replaced by new postings as described above. Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.




ACCESSING FUND INFORMATION BY COMPUTER


VANGUARD ON THE WORLD WIDE WEB WWW.VANGUARD.COM

Use your personal computer to visit Vanguard's education-oriented website, which provides timely news and information about Vanguard funds and services; the online Education Center that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.



The Vanguard Group, Vanguard, Plain Talk, Explorer, VIPER, and the ship logo are trademarks of The Vanguard Group, Inc. All other marks are the exclusive property of their respective owners.

                      (THIS PAGE INTENTIONALLY LEFT BLANK.)

GLOSSARY OF INVESTMENT TERMS


CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

DIVIDEND DISTRIBUTION
Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.

GROWTH FUND
A mutual fund that emphasizes stocks of companies believed to have above-average prospects for growth in revenue and earnings. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value.

INVESTMENT ADVISOR
An organization that makes the day-to-day decisions regarding a fund's investments.

MEDIAN MARKET CAP
An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

MUTUAL FUND
An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

PRICE/EARNINGS (P/E) RATIO
The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

PRINCIPAL
The face value of a debt instrument or the amount of money put into an investment.

SECURITIES
Stocks, bonds, money market instruments, and other investment vehicles.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VALUE FUND
A mutual fund that emphasizes stocks whose prices typically are below average in relation to such measures as earnings and book value. These stocks often have above-average dividend yields.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                                     [SHIP LOGO]
                                                    THE VANGUARD GROUP/(R)/ LOGO

                                                          Institutional Division
                                                            Post Office Box 2900
                                                     Valley Forge, PA 19482-2900
FOR MORE INFORMATION
If you would like more information about Vanguard PRIMECAP Fund, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS
Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.
To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please contact us as follows:

THE VANGUARD GROUP
PARTICIPANT ACCESS CENTER
P.O. BOX 2900 VALLEY FORGE, PA 19482-2900

TELEPHONE:
1-800-523-1188

TEXT TELEPHONE:
1-800-523-8004

WORLD WIDE WEB:
WWW.VANGUARD.COM

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC) You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Fund are also available in the EDGAR Database on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

                                                   Fund's Investment Company Act
                                                           file number: 811-4098


                                               (C) 2005 The Vanguard Group, Inc.
                                                            All rights reserved.
                                                 Vanguard Marketing Corporation,
                                                                    Distributor.


                                                                     I059 012005

                           VANGUARD/(R)/ PRIMECAP FUND

               Admiral(TM) Shares for Participants . January 31, 2005


This prospectus
contains financial data for the Fund through the fiscal period ended September 30, 2004.



STOCK
PROSPECTUS


 NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                   THE VANGUARD GROUP/ (R)/ LOGO

VANGUARD PRIMECAP FUND
Admiral Shares
Participant Prospectus

January 31, 2005


A Growth Stock Mutual Fund
--------------------------------------------------------------------------------
CONTENTS
--------------------------------------------------------------------------------
  1 FUND PROFILE
  3 ADDITIONAL INFORMATION
  4 MORE ON THE FUND
  8 THE FUND AND VANGUARD
  8 INVESTMENT ADVISOR
 10 DIVIDENDS, CAPITAL GAINS, AND TAXES
 10 SHARE PRICE
 11 FINANCIAL HIGHLIGHTS
 13 INVESTING WITH VANGUARD
 14 ACCESSING FUND INFORMATION
    BY COMPUTER
 GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 WHY READING THIS PROSPECTUS IS IMPORTANT

 This prospectus explains the investment objective, policies, strategies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

 This prospectus offers the Fund's Admiral Shares and is intended for participants in employer-sponsored retirement or savings plans. Another version--for investors who would like to open a personal investment account--can be obtained by calling Vanguard at 1-800-662-7447.
-------------------------------------------------------------------------------

 1
FUND PROFILE


INVESTMENT OBJECTIVE
The Fund seeks to provide long-term capital appreciation.

PRIMARY INVESTMENT STRATEGIES
The Fund invests in stocks considered to have above-average earnings growth potential that is not reflected in their current market prices. The Fund's portfolio consists predominantly of mid- and large-capitalization stocks.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:

- Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

- Investment style risk, which is the chance that returns from mid- and large-capitalization growth stocks will trail returns from the overall stock market. Historically, mid-cap stocks have been more volatile in prices than the large-cap stocks that dominate the overall market, and they often perform quite differently.

- Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Admiral Shares (including operating expenses but excluding shareholder fees) has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns (including operating expenses and any applicable shareholder fees) compare with those of a relevant market index. Keep in mind that the Fund's past returns do not indicate how it will perform in the future.
      ----------------------------------------------------
                       ANNUAL TOTAL RETURN--ADMIRAL SHARES
      ----------------------------------------------------
[BAR CHART]
[RANGE -40% - 60%
                         2002    -24.47
                         2003     37.96
                         2004     18.47
      ----------------------------------------------------

 During the periods shown in the bar chart, the highest return for a calendar quarter was 16.93% (quarter ended June 30, 2003), and the lowest return for a quarter was -17.38% (quarter ended September 30, 2002).

--------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2004
-------------------------------------------------------------------------------
                                                                           SINCE
                                                              1 YEAR  INCEPTION*
-------------------------------------------------------------------------------
Vanguard PRIMECAP Fund Admiral Shares                         17.30%       9.17%
Standard & Poor's 500 Index (reflects no deduction for fees
or expenses)                                                  10.88        4.37
-------------------------------------------------------------------------------
*Since-inception returns are from November 12, 2001--the inception date of the Admiral Shares--through December 31, 2004.
-------------------------------------------------------------------------------




FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Admiral Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. The expenses shown under Annual Fund Operating Expenses are based on estimated amounts for the current fiscal year, adjusted to account for a new advisory fee schedule effective October 15, 2004.



SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                                  None
Purchase Fee:                                                              None
Sales Charge (Load) Imposed on Reinvested Dividends:                       None
Redemption Fee:                                                              1%*

ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                                       0.34%
12b-1 Distribution Fee:                                                     None
Other Expenses:                                                            0.01%
TOTAL ANNUAL FUND OPERATING EXPENSES:                                      0.35%


*The 1% fee applies to shares redeemed within five years of purchase by selling or by exchanging to another fund. The fee is withheld from redemption proceeds and retained by the Fund. Shares held for five years or more are not subject to the 1% fee. The policy applies only to shares purchased on or after April 23, 2001.

 The following examples are intended to help you compare the cost of investing in the Fund's Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. The first example assumes that the Fund provides a return of 5% a year, that operating expenses match our estimates, that you bought your shares on or after April 23, 2001, and that you redeem your shares at the end of the given period.



-----------------------------------------------------
  1 YEAR       3 YEARS          5 YEARS      10 YEARS
-----------------------------------------------------
    $140         $227            $197            $443
-----------------------------------------------------



 The one- and three-year figures above include the Fund's 1% redemption fee. The five- and ten-year figures do not include the fee, because it applies only to shares held for less than five years.
 The next example assumes that you did not redeem your shares at the end of the given period. Expenses for the one- and three-year periods are lower than in the first example, because the Fund's 1% redemption fee does not apply.

 3

-----------------------------------------------------
  1 YEAR       3 YEARS          5 YEARS      10 YEARS
-----------------------------------------------------
    $36          $113            $197            $443
-----------------------------------------------------




 THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  FUND EXPENSES


 All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. We expect Vanguard PRIMECAP Fund Admiral Shares' expense ratio to be 0.35%, or $3.50 per $1,000 of average net assets. The average multi-cap growth mutual fund had expenses in 2003 of 1.71%, or $17.10 per $1,000 of average net assets (derived from data provided by Lipper Inc., which reports on the mutual fund industry). Management expenses, which are one part of operating expenses, include investment advisory fees as well as other costs of managing a fund--such as account maintenance, reporting, accounting, legal, and other administrative expenses.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               COSTS OF INVESTING


Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------






--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS              NEWSPAPER ABBREVIATION
Distributed annually in December         PrmcpAdml

INVESTMENT ADVISOR                       VANGUARD FUND NUMBER
PRIMECAP Management Company, Pasadena,   559
Calif., since inception
                                         CUSIP NUMBER
INCEPTION DATE                           921936209
Investor Shares--November 1, 1984
Admiral Shares--November 12, 2001        TICKER SYMBOL
                                         VPMAX
NET ASSETS (ALL SHARE CLASSES) AS OF
SEPTEMBER 30, 2004
$24.7 billion
--------------------------------------------------------------------------------

                                                                               4
MORE ON THE FUND

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.
 The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.

MARKET EXPOSURE

The Fund invests mainly in common stocks of companies that the advisor expects to have favorable prospects for capital growth and to sell at attractive prices, but that typically produce little current income.

 Stocks of publicly traded companies and funds that invest in stocks are often classified according to market value, or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It's important to understand that, for both companies and stock funds, market capitalization ranges change over time. Also, interpretations of size vary, and there are no "official" definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of the Fund as of September 30, 2004, was $20.8 billion.


[FLAG]THE FUND IS SUBJECT TO STOCK MARKET  RISK,  WHICH IS THE CHANCE THAT STOCK
     PRICES OVERALL WILL DECLINE. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

 To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.



--------------------------------------------------------------------------------
         U.S. STOCK MARKET RETURNS (1926-2004)
--------------------------------------------------------------------------------
                     1 YEAR            5 YEARS           10 YEARS       20 YEARS
--------------------------------------------------------------------------------
Best                  54.2%              28.6%              19.9%          17.8%
Worst                -43.1              -12.4               -0.8            3.1
Average               12.4               10.6               11.2           11.4
--------------------------------------------------------------------------------



 The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2004. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 10.6%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through
1999). These average returns reflect past

 5

past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or the Fund in particular.

Growth stocks, which are the Fund's primary investments, are likely to be even more volatile in price than the stock market as a whole. Historically, growth funds have tended to outperform in bull markets and underperform in declining markets. Of course, there is no guarantee that this pattern will continue in the future. The Fund also holds a significant number of mid-cap stocks, which tend to be more volatile than the large-cap stocks that dominate the S&P 500 Index.

[FLAG]THE FUND IS SUBJECT TO  INVESTMENT  STYLE  RISK,  WHICH IS THE CHANCE THAT
     RETURNS FROM MID- AND LARGE-CAPITALIZATION GROWTH STOCKS WILL TRAIL RETURNS FROM THE OVERALL STOCK MARKET. HISTORICALLY, MID-CAP STOCKS HAVE BEEN MORE VOLATILE IN PRICE THAN THE LARGE-CAP STOCKS THAT DOMINATE THE OVERALL MARKET, AND THEY OFTEN PERFORM QUITE DIFFERENTLY.



--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                          GROWTH FUNDS AND VALUE FUNDS


Growth investing and value investing are two styles employed by stock-fund managers. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue and earnings. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value. Value funds typically emphasize stocks whose prices are below average in relation to those measures; these stocks often have above-average dividend yields. Growth and value stocks have historically produced similar long-term returns, though each category has periods when it outperforms the other.
--------------------------------------------------------------------------------




SECURITY SELECTION


PRIMECAP Management Company (PRIMECAP), advisor to the Fund, selects common stocks that it believes have above-average earnings growth potential that is not reflected in their current market price. Stocks selected for the Fund typically have strong positions within their industries, rapidly increasing sales, improving profitability, good long-term prospects for above-average growth in earnings, and strong management teams.

     Using careful analysis, the advisor attempts to quantify a company's "fundamental value." The advisor compares the fundamental value with the market price of the company's stock. PRIMECAP then decides whether to purchase the stock mainly on the basis of how attractive its market price is in relation to its fundamental value. Although the Fund invests with a long-term horizon of three to five years, the advisor may sell a stock if its market price appears to have risen above its fundamental value, if other securities appear to be more favorably priced, or if the reasons for which the stock was purchased no longer hold true.

 PRIMECAP does not try to make investment decisions based on short-term trends in the stock market. If attractively priced stocks cannot be found, the Fund's cash levels will increase.
 Because the Fund's selections are determined by an analysis of each individual stock, the Fund's makeup may differ substantially from the overall market's characteristics. For example, the proportion of the Fund's assets invested in a particular industry may be significantly larger or smaller than that industry's proportion in the overall stock market.

                                                                               6
 The Fund is generally managed without regard to tax ramifications.

[FLAG]THE  FUND IS  SUBJECT  TO  MANAGER  RISK,  WHICH IS THE  CHANCE  THAT POOR
     SECURITY SELECTION WILL CAUSE THE FUND TO UNDERPERFORM RELEVANT BENCHMARKS OR OTHER FUNDS WITH A SIMILAR INVESTMENT OBJECTIVE.


OTHER INVESTMENT POLICIES AND RISKS

Although the Fund typically does not make significant investments in foreign securities, it reserves the right to invest up to 20% of its assets this way. Foreign securities may be traded on U.S. or foreign markets. To the extent that it owns foreign securities, the Fund is subject to (1) country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets; and (2) currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.
 The Fund may also invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a traditional security (such as a stock or bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

CASH MANAGEMENT

Vanguard may invest the Fund's daily cash balance in one or more Vanguard/(R)/ CMT Funds, which are very low-cost money market funds. The Fund is permitted to invest in the CMT Funds under the terms of an exemption granted by the Securities and Exchange Commission (SEC). The Fund bears its proportionate share of the "at-cost" expenses of the Vanguard CMT Fund in which it invests.

TEMPORARY INVESTMENT MEASURES

The Fund may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses, but may otherwise fail to achieve its investment objective.

REDEMPTION FEE

The Fund charges a fee on shares that are redeemed before they have been held for five years (for shares purchased on or after April 23, 2001). This fee applies when shares are redeemed by selling or by exchanging to another Vanguard fund. Shares you have held the longest will be redeemed first. Unlike a sales charge or load paid to a broker or fund management company, the redemption fee is paid directly to the Fund to offset the costs of buying and selling securities. The fee is designed to ensure that short-term investors pay their share of the Fund's transaction costs and that long-term investors do not subsidize the activities of short-term traders. The Fund may waive the redemption fee within certain institutional or retirement benefit plans for which Vanguard provides specialized recordkeeping and support services.

 7
FREQUENT TRADING OR MARKET-TIMING

Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. As money is shifted in and out by shareholders engaging in frequent trading, a fund incurs expenses for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. Frequent trading may also interfere with an advisor's ability to efficiently manage the fund. The Vanguard/(R)/ funds do not accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the funds for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

- Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. A purchase request could be rejected if Vanguard determines that such purchase may disrupt a fund's operation or performance or because of a history of frequent trading by the investor.

- Each Vanguard fund (other than money market funds and VIPER/(R)/ Shares) limits the number of times that an investor can exchange into and out of the fund.

- Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

 See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.
 Each fund (other than money market funds), in determining its net asset value, may use fair-value pricing as described in the SHARE PRICE section. When used, fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

 DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.

TURNOVER RATE


Although the Fund normally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The FINANCIAL HIGHLIGHTS section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. The average turnover rate for large-cap growth funds was approximately 112%, as reported by Morningstar, Inc., on September 30, 2004.




--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  TURNOVER RATE


Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital
gains  that  must  be   distributed   to   shareholders   as   taxable   income.
--------------------------------------------------------------------------------

                                                                               8
THE FUND AND VANGUARD

The Fund is a member of The Vanguard Group, a family of 36 investment companies with more than 130 funds holding assets in excess of $800 billion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.
 Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (or in the case of a fund with multiple share classes, each share class of the fund) pays its allocated share of The Vanguard Group's marketing costs.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE


The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an
"at-cost"  basis,  with no  profit  component,  which  helps to keep the  funds'
expenses                                                                    low.
--------------------------------------------------------------------------------





INVESTMENT ADVISOR


PRIMECAP Management Company, 225 South Lake Avenue, Suite 400, Pasadena, CA 91101, advisor to the Fund, is an investment advisory firm founded in 1983. PRIMECAP also provides investment advisory services to endowment funds, employee benefits plans, and foundations unrelated to Vanguard. As of September 30, 2004, PRIMECAP managed about $40 billion in assets. The firm manages the Fund subject to the supervision and oversight of the trustees and officers of the Fund. Its advisory fee is paid quarterly and is based on certain annual percentage rates applied to the Fund's average month-end net assets for each quarter. Please consult the Statement of Additional Information for more information about the Fund's investment advisory arrangements.


 For the fiscal year ended August 31, 2004, and fiscal period ended September 30, 2004, the advisory fee represented an effective annual rate of 0.18% of the Fund's average net assets.

 The advisor, when trading securities on behalf of the Fund, must seek total costs or total proceeds that are the most favorable under the circumstances applicable to each transaction (best execution). The advisor selects broker-dealers based on its assessment of their ability to provide best execution. At the direction of the Fund's board of trustees, some portion of Fund transactions may be directed to a broker that has previously agreed to rebate a portion of the commissions it receives directly to the Fund, so long as the advisor reasonably believes that the broker can provide best execution.

 9
 Under the terms of an SEC exemption, the Fund's board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment advisor--either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Fund's advisory arrangements will be communicated to shareholders in writing. In addition, as the Fund's sponsor and overall manager, The Vanguard Group may provide investment advisory services to the Fund, on an at-cost basis, at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced, or that the terms of an existing advisory agreement be revised.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               THE FUND'S ADVISOR


 The managers primarily responsible for overseeing the Fund's investments are:

 HOWARD B. SCHOW, Chairman of PRIMECAP. He has worked in investment management since 1956; has managed assets since 1962; has been with PRIMECAP since 1983; and has managed assets in the Fund since 1984. Education: B.A., Williams College; M.B.A., Harvard Business School.

 THEO A. KOLOKOTRONES, President of PRIMECAP. He has worked in investment management since 1970; has managed assets since 1979; has been with PRIMECAP since 1983; and has managed assets in the Fund since 1985. Education: B.A., University of Chicago; M.B.A., Harvard Business School.

 JOEL P. FRIED, Executive Vice President of PRIMECAP. He has worked in investment management since 1985; has managed assets for PRIMECAP since 1987; and has managed assets in the Fund since 1988. Education: B.S., University of California, Los Angeles; M.B.A., Anderson Graduate School of Business, University of California, Los Angeles.

 ALFRED W. MORDECAI, Senior Vice President of PRIMECAP. He has worked in investment management since 1997 and has managed assets for PRIMECAP and the Fund since 1999. Education: B.S.E., Duke University; M.E.A., Virginia Polytechnic Institute and State University; M.B.A., Harvard Business School.

 MITCHELL J. MILIAS, Vice Chairman of PRIMECAP. He has worked in investment management since 1964; has managed assets since 1967; has been with PRIMECAP since 1983; and has managed assets in the Fund since 2002. Education: B.S., Stanford University; M.B.A., Harvard Business School.

 Each of these five individuals manages a portion of the Fund autonomously; there is no decision-making by committee. A small portion of the Fund's assets is managed by individuals in PRIMECAP's research department.
--------------------------------------------------------------------------------

                                                                              10
DIVIDENDS, CAPITAL GAINS, AND TAXES

The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net capital gains realized from the sale of its holdings. Distributions generally occur in December.
 Your distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan's Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  DISTRIBUTIONS


As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as gains from the sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.
--------------------------------------------------------------------------------





SHARE PRICE

The Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.

Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a fund are based on the NAVs of the underlying mutual funds.


 When reliable market quotations are not readily available, securities are priced at their fair value, which is the price a security's owner might reasonably expect to receive upon its sale. A fund also may use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement); country-specific (e.g., natural disaster, economic or political news, act of terrorism, interest rates change); or global. Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Although rare, fair-value pricing also may be used for domestic securities--for

 11

example, if (1) trading in a security is halted and does not resume before the fund's pricing time or if a security does not trade in the course of a day, and
(2) the fund holds enough of the security that its price could affect the fund's NAV.
 Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.
 Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.


FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Admiral Shares' financial performance for the periods shown, and certain information reflects financial results for a single Admiral Share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Admiral Shares (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com or you may contact Vanguard by telephone or by mail.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE


 The Admiral Shares began the fiscal period ended September 30, 2004, with a net asset value (price) of $57.02 per share. During the period, each Admiral Share earned $0.03 from investment income (interest and dividends) and $2.31 from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

 Shareholders received no distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the period was $59.36, reflecting earnings of $2.34 per share and no distributions. This was an increase of $2.34 per share (from $57.02 at the beginning of the period to $59.36 at the end of the period). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 4.10% for the period.

 As of September 30, 2004, the Admiral Shares had approximately $3.8 billion in net assets. For the year, the annualized expense ratio was 0.30% ($3.00 per $1,000 of net assets), and the annualized net investment income amounted to 0.72% of average net assets. The Fund sold and replaced securities valued at a rate of 1% of its net assets.
--------------------------------------------------------------------------------








PRIMECAP FUND ADMIRAL SHARES
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                               YEAR ENDED                   NOV. 12,
                                                                      SEPT. 1 to                AUGUST 31,                 2001** to
                                                                        SEPT. 30     -------------------------------         AUG 31,
                                                                           2004*            2004             2003               2002
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                      $57.02          $50.34             $41.00          $50.00
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                                       .03             .35               .295            .191
 Net Realized and Unrealized Gain (Loss) on Investments                     2.31            6.62              9.310          (8.776)
-----------------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                                           2.34            6.97              9.605          (8.585)
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                                         --            (.29)             (.265)          (.275)
 Distributions from Realized Capital Gains                                    --              --                 --           (.140)
-----------------------------------------------------------------------------------------------------------------------------------
 Total Distributions                                                          --            (.29)             (.265)          (.415)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                            $59.36          $57.02             $50.34          $41.00
====================================================================================================================================
TOTAL RETURN+                                                               4.10%         13.88%             23.58%          -17.35%
====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                                     $3,773          $3,605             $2,067          $1,369
 Ratio of Total Expenses to Average Net Assets                           0.30%++           0.31%              0.37%          0.38%++
 Ratio of Net Investment Income to Average Net Assets                    0.72%++           0.63%              0.69%          0.52%++
 Turnover Rate                                                                1%              9%                12%              11%
====================================================================================================================================
 *The Fund's fiscal year-end changed from August 31 to September 30, effective September 30, 2004.
**Inception.
+Total returns do not reflect the 1% fee assesd on redemptions of shares purchased on or after April 23, 2001, and held for less than five years.
++Annualized.

 13
INVESTING WITH VANGUARD

Your retirement or savings plan investment options include the Fund. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.

- If you have any questions about the Fund or Vanguard, including those about the Fund's investment objective, strategies, or risks, contact Vanguard's Participant Access Center, toll-free, at 1-800-523-1188.

- If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

INVESTMENT OPTIONS AND ALLOCATIONS

Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.

TRANSACTIONS

Contribution, exchange, or redemption requests must be in good order. Good order means that your request includes complete information on your contribution, exchange, or redemption, and that Vanguard has received the appropriate assets.
 In all cases, your transaction will be based on the Fund's next-determined NAV after Vanguard receives your request (or, in the case of new contributions, the next-determined NAV after Vanguard receives the order from your plan administrator). As long as this request is received before the close of trading on the New York Stock Exchange, generally 4 p.m., Eastern time, you will receive that day's NAV. This is known as your TRADE DATE.

EXCHANGES

The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice. Because excessive exchanges can disrupt the management of the Vanguard funds and increase their transaction costs, Vanguard places certain limits on the exchange privilege.

If you are exchanging out of the International Growth Fund, International Value Fund, International Explorer(TM) Fund, European Stock Index Fund, Pacific Stock Index Fund, Emerging Markets Stock Index Fund, Total International Stock Index Fund, Developed Markets Index Fund, or Institutional Developed Markets Index Fund, regardless of the dollar amount, the following policy generally applies:

-    You must wait 90 days before exchanging back into the fund from any source.

-    The 90-day clock restarts after every exchange out of the fund.

- Exchanges out of the fund will not prevent you from making your usual periodic contributions to the fund through your employer plan.

                                                                              14
For ALL VANGUARD FUNDS, the following policy generally applies:

- Participant exchange activity is limited to no more than FOUR "ROUND TRIPS" THROUGH NON-MONEY-MARKET FUNDS during any 12-month period. A "round trip" is an exchange redemption from a fund followed by an exchange purchase back into the fund.

 Please note that Vanguard reserves the right to revise the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. Also, in the event of a conflict between the exchange-privilege limitations of two funds, the stricter policy will apply to the transaction.
 Before making an exchange to or from another fund available in your plan, consider the following:

- Certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions.

- Be sure to read that fund's prospectus. Contact Vanguard's Participant Access Center, toll-free, at 1-800-523-1188 for a copy.

- Vanguard can accept exchanges only as permitted by your plan. Contact your plan administrator for details on the exchange policies that apply to your plan.

 If Vanguard does not administer your plan, your plan's administrator will establish omnibus accounts in the Vanguard funds. We cannot monitor the individual participants' trading activity through omnibus accounts. However, we review trading activity at the omnibus account level, and we look for activity that may indicate potential frequent trading or market-timing. If we detect suspicious trading activity, we will seek the assistance of the plan administrator to investigate that trading activity and take appropriate action, including prohibiting additional purchases of fund shares by a participant. Plan administrators may apply frequent-trading policies that differ from those described in this prospectus. Please read your plan's materials carefully to learn of any rules or fees that may apply.


PORTFOLIO HOLDINGS

We generally post on our website at www.vanguard.com a detailed list of the securities held in the Fund (portfolio holdings) as of the most recent calendar-quarter end in the "Holdings" section of the Fund's Profile page, 30 days after the end of the calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We generally post on our website at www.vanguard.com the ten largest stock portfolio holdings of the Fund, and the percentage that each of these holdings represents of the Fund's total assets, as of the most recent calendar-quarter end in the "Holdings" section of the Fund's Profile page, 15 calendar days after the end of the calendar quarter. These postings generally remain until replaced by new postings as described above. Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.



ACCESSING FUND INFORMATION BY COMPUTER


VANGUARD ON THE WORLD WIDE WEB WWW.VANGUARD.COM

Use your personal computer to visit Vanguard's education-oriented website, which provides timely news and information about Vanguard funds and services; the online Education Center that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.

The Vanguard Group, Vanguard, Plain Talk, Admiral, Explorer, VIPER, and the ship logo are trademarks of The Vanguard Group, Inc. All other marks are the exclusive property of their respective owners.

                      (THIS PAGE INTENTIONALLY LEFT BLANK.)

                      (THIS PAGE INTENTIONALLY LEFT BLANK.)

GLOSSARY OF INVESTMENT TERMS


CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

DIVIDEND DISTRIBUTION
Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.

GROWTH FUND
A mutual fund that emphasizes stocks of companies believed to have above-average prospects for growth in revenue and earnings. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value.

INVESTMENT ADVISOR
An organization that makes the day-to-day decisions regarding a fund's investments.

MEDIAN MARKET CAP
An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

MUTUAL FUND
An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

PRICE/EARNINGS (P/E) RATIO
The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

PRINCIPAL
The face value of a debt instrument or the amount of money put into an investment.

SECURITIES
Stocks, bonds, money market instruments, and other investment vehicles.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VALUE FUND
A mutual fund that emphasizes stocks whose prices typically are below average in relation to such measures as earnings and book value. These stocks often have above-average dividend yields.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                                     [SHIP LOGO]
                                                    THE VANGUARD GROUP/(R)/ LOGO

                                                          Institutional Division
                                                            Post Office Box 2900
                                                     Valley Forge, PA 19482-2900


FOR MORE INFORMATION
If you would like more information about Vanguard PRIMECAP Fund, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS
TO SHAREHOLDERS
Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.
To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please contact us as follows:

THE VANGUARD GROUP
PARTICIPANT ACCESS CENTER
P.O. BOX 2900 VALLEY FORGE, PA 19482-2900

TELEPHONE:
1-800-523-1188

TEXT TELEPHONE:
1-800-523-8004

WORLD WIDE WEB:
WWW.VANGUARD.COM

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC) You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Fund are also available in the EDGAR Database on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

                                                   Fund's Investment Company Act
                                                           file number: 811-4098


                                               (C) 2005 The Vanguard Group, Inc.
                                                            All rights reserved.
                                                 Vanguard Marketing Corporation,
                                                                    Distributor.


                                                                     I559 012005

                           VANGUARD(R) TARGET RETIREMENT FUNDS


               Investor Shares . January 31, 2005


     This prospectus
contains financial data
  for the Funds through
 the fiscal period ended
   September 30, 2004.


                                          VANGUARD TARGET RETIREMENT INCOME FUND

                                            VANGUARD TARGET RETIREMENT 2005 FUND

                                            VANGUARD TARGET RETIREMENT 2015 FUND

                                            VANGUARD TARGET RETIREMENT 2025 FUND

                                            VANGUARD TARGET RETIREMENT 2035 FUND

                                            VANGUARD TARGET RETIREMENT 2045 FUND

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VANGUARD TARGET RETIREMENT FUNDS
Prospectus

January 31, 2005

================================================================================
CONTENTS
--------------------------------------------------------------------------------

  1 AN INTRODUCTION TO VANGUARD
    TARGET RETIREMENT FUNDS
  1 FUND PROFILES
    1 Vanguard Target Retirement Income Fund
    4 Vanguard Target Retirement 2005 Fund
    8 Vanguard Target Retirement 2015 Fund
   11 Vanguard Target Retirement 2025 Fund
   14 Vanguard Target Retirement 2035 Fund
   18 Vanguard Target Retirement 2045 Fund
 21 MORE ON THE FUNDS
 29 THE FUNDS AND VANGUARD
 30 INVESTMENT ADVISOR
 30 DIVIDENDS, CAPITAL GAINS,
    AND TAXES
 32 SHARE PRICE
 32 FINANCIAL HIGHLIGHTS
 36 INVESTING WITH VANGUARD
   36 Buying Shares
   38 Redeeming Shares
   41 Exchanging Shares
   42 Other Rules You Should Know
   45 Fund and Account Updates
   46 Contacting Vanguard

GLOSSARY OF INVESTMENT TERMS
================================================================================
================================================================================
 WHY READING THIS PROSPECTUS IS IMPORTANT

 This prospectus explains the investment objective, policies, strategies, and risks associated with each Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk(R) explanations along the way. Reading the prospectus will help you decide whether a Fund is the right investment for you. We suggest that you keep this prospectus for future reference.
-------------------------------------------------------------------------------

AN INTRODUCTION TO
VANGUARD TARGET RETIREMENT FUNDS

This prospectus provides information about the Vanguard Target Retirement Funds, a group of mutual funds that separately invest in up to five other Vanguard stock, bond, and money market mutual funds. Because they invest in other funds, rather than in individual securities, each Fund is considered a "fund of funds."

 The Target Retirement Income Fund is designed for investors currently in retirement, and its investments are expected to remain stable over time. The other Target Retirement Funds are designed for investors who plan to retire close to the year indicated in the Funds' names. These Funds' investment allocations will become more conservative over time as the target retirement date draws closer. The Funds' asset allocations are based on Vanguard's experience in providing investment advice to our clients.

 Below you'll find profiles that summarize the key features of each Fund. Following the profiles, there is important additional information about the Funds.

================================================================================
                                PLAIN TALK ABOUT
                                 "FUND OF FUNDS"

 The term "fund of funds" is used to describe a mutual fund that pursues its objective by investing in other mutual funds, rather than in individual stocks or bonds. A fund of funds may charge for its own direct expenses, in addition to bearing a proportionate share of the expenses charged by the underlying funds in which it invests. A fund of funds is best suited for long-term investors.
================================================================================

FUND PROFILE--VANGUARD(R) TARGET RETIREMENT INCOME FUND

INVESTMENT OBJECTIVE
The Fund seeks to provide current income and some capital appreciation.

PRIMARY INVESTMENT STRATEGIES
The Fund invests in other Vanguard mutual funds according to an asset allocation strategy designed for investors currently in retirement. The percentages of the Fund's assets allocated to each of the underlying funds are:

- Vanguard(R) Total Bond Market Index Fund           50.0%
- Vanguard(R) Inflation-Protected Securities Fund    25.0%
- Vanguard(R) Total Stock Market Index Fund          20.0%
- Vanguard(R) Prime Money Market Fund                 5.0%

 The Fund's indirect bond holdings are a diversified mix of short-, intermediate-, and long-term investment-grade, taxable U.S. government, U.S. agency, and corporate bonds; inflation-indexed bonds issued by the U.S. government; and mortgage-backed securities. The indirect stock holdings consist substantially of large-capitalization U.S. stocks and, to a lesser extent, of mid- and small-cap U.S. stocks.

 The Fund's indirect short-term investments consist of high-quality, short-term money market instruments.

2

PRIMARY RISKS
The Fund is subject to several stock and bond market risks, any of which could cause an investor to lose money. However, because bonds and short-term investments usually are less volatile than stocks, and because the Fund invests most of its assets in bonds and short-term investments, the Fund's overall level of risk should be relatively low.

- With approximately 80% of its assets allocated to bonds and money market instruments, the Fund is primarily subject to the following risks: interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates; income risk, which is the chance that the underlying fund's income will decline because of falling interest rates; credit risk, which is the chance that the issuer of a security will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that security to decline, thus reducing the underlying fund's return; and call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call--or repay--securities with higher coupons (interest rates) before their maturity dates. The underlying fund would lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income. For mortgage-backed securities, this risk is known as prepayment risk.

- With approximately 20% of its assets allocated to stocks, the Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

- The Fund is also subject to manager risk, which is the chance that poor security selection will cause the Fund's actively managed underlying funds--and, thus, the Fund itself--to underperform funds with a similar investment objective.

- The Fund is also subject to asset allocation risk, which is the chance that the selection of underlying funds and the allocation of Fund assets to those funds will cause the Fund to underperform other funds with a similar investment objective.

For additional information on investment risks, see MORE ON THE FUNDS.

PERFORMANCE/RISK INFORMATION


The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows the performance of the Fund in its first full calendar year. The table shows how the average annual total returns of the Fund compare with those of a relevant market index and a composite bond/stock index. Keep in mind that the Fund's past returns (before and after taxes) do not indicate how it will perform in the future.

      ----------------------------------------------------
                   ANNUAL TOTAL RETURN

                   SCALE RANGE -10% to 20%

                        2004  6.82%

      ----------------------------------------------------

 During the period shown in the bar chart, the highest return for a calendar quarter was 3.15% (quarter ended December 31, 2004), and the lowest return for a quarter was -1.72% (quarter ended June 30, 2004).

      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2004
-------------------------------------------------------------------------------
                                                                         SINCE
                                                 1 YEAR              INCEPTION*
-------------------------------------------------------------------------------
VANGUARD TARGET RETIREMENT INCOME FUND
 Return Before Taxes                              6.82%                 8.00%
 Return After Taxes on Distributions              5.67                  6.81
 Return After Taxes on Distributions
  and Sale of Fund Shares                         4.49                  6.15
--------------------------------------------------------------------------------
COMPARATIVE INDEXES (reflect no deduction for fees,
 expenses, or taxes)
 LEHMAN BROTHERS AGGREGATE BOND INDEX             4.34%                 4.80%
 TARGET INCOME COMPOSITE INDEX**                  6.90                  8.16
-------------------------------------------------------------------------------
 *Since-inception returns are from October 27, 2003--the inception date of the Fund--through December 31, 2004.
**Derived by applying the Fund's target allocation to the results of the following benchmarks: for bonds, the Lehman Brothers Aggregate Bond Index and the Lehman Brothers Treasury Inflation Notes Index; for stocks, the Dow Jones Wilshire 5000 Index; and for short-term investments, the Citigroup 3-Month Treasury Bill Index.
-------------------------------------------------------------------------------


NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When calculating after-tax return figures for a fund, we assume the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains, but we do not consider state or local income taxes. Please note that actual after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund, and by the Fund's underlying funds, for buying and selling securities are not reflected in the table. The expenses shown under Annual Fund Operating Expenses are based on estimated amounts for the current fiscal year.

      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                           None
      Purchase Fee:                                                       None
      Sales Charge (Load) Imposed on Reinvested Dividends:                None
      Redemption Fee:                                                     None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                                None
      12b-1 Distribution Fee:                                             None
      Other Expenses:                                                     None
      Total Annual Fund Operating Expenses:                             None*
      Annualized Indirect Expense Ratio:                                 0.21%*

    *Although the Fund is not expected to incur any net expenses directly, the Fund's shareholders indirectly bear the expenses of the underlying Vanguard funds in which the Fund invests. See THE FUNDS AND VANGUARD.

4

 The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses of the Fund and its underlying funds match our estimates. The results apply whether or not you redeem your investment at the end of the given period.


   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
    $22          $68       $118          $268
--------------------------------------------------

 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


================================================================================
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
DIVIDENDS AND CAPITAL GAINS            MINIMUM INITIAL INVESTMENT
Distributed quarterly in March, June,  $3,000; $1,000 for IRAs (excluding
September, and December                SEP-IRAs) and most custodial accounts
                                       for minors
INVESTMENT ADVISOR
The Vanguard Group, Valley Forge,      NEWSPAPER ABBREVIATION
Pa., since inception                   TgtRetInc

                                       VANGUARD FUND NUMBER
INCEPTION DATE                         308
October 27, 2003
                                       CUSIP NUMBER
SUITABLE FOR IRAS                      92202E102
Yes
                                       TICKER SYMBOL
NET ASSETS AS OF SEPTEMBER 30, 2004    VTINX
$315 million
================================================================================


FUND PROFILE--VANGUARD(R) TARGET RETIREMENT 2005 FUND

INVESTMENT OBJECTIVE
The Fund seeks to provide capital appreciation and current income consistent with its current asset allocation.

PRIMARY INVESTMENT STRATEGIES
The Fund invests in other Vanguard mutual funds according to an asset allocation strategy designed for investors planning to retire in or within a few years of 2005. The Fund's asset allocation will become more conservative over time. Within 5 to 10 years after 2005, the Fund's asset allocation should become similar to that of the Target Retirement Income Fund. The asset allocation for the Fund, as of September 30, 2004, was as follows:

- Vanguard Total Bond Market Index Fund          50.0%
- Vanguard Total Stock Market Index Fund         32.9%
- Vanguard Inflation-Protected Securities Fund   16.4%
- Vanguard Prime Money Market Fund                0.7%

 The Fund's indirect bond holdings are a diversified mix of short-, intermediate-, and long-term investment-grade, taxable U.S. government, U.S. agency, and corporate bonds; inflation-indexed bonds issued by the U.S. government; and mortgage-backed securities. The indirect stock holdings consist substantially of large-capitalization U.S. stocks and, to a lesser extent, of mid- and small-cap U.S. stocks.

PRIMARY RISKS
The Fund is subject to several stock and bond market risks, any of which could cause an investor to lose money. However, because bonds usually are less volatile than stocks, and because the Fund invests more than half of its assets in fixed income securities, the Fund's overall level of risk should be low to moderate.

- With approximately 65% of its assets allocated to bonds, the Fund is subject to bond risks: interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates; income risk, which is the chance that the underlying fund's income will decline because of falling interest rates; credit risk, which is the chance that the issuer of a security will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that security to decline, thus reducing the underlying fund's return; and call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call--or repay--securities with higher coupons (interest rates) before their maturity dates. The underlying fund would lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income. For mortgage-backed securities, this risk is known as prepayment risk.

- With approximately 35% of its assets allocated to stocks, the Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

- The Fund is also subject to manager risk, which is the chance that poor security selection will cause the actively managed underlying fund--and, thus, the Fund itself--to underperform funds with a similar investment objective.

- The Fund is also subject to asset allocation risk, which is the chance that the selection of underlying funds and the allocation of Fund assets to those funds will cause the Fund to underperform other funds with a similar investment objective.

For additional information on investment risks, see MORE ON THE FUNDS.

PERFORMANCE/RISK INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows the performance of the Fund in its first full calendar year. The table shows how the average annual total returns of the Fund compare with those of relevant market indexes and a composite bond/stock index. Keep in mind that the Fund's past returns (before and after taxes) do not indicate how it will perform in the future.

6


      ----------------------------------------------------
                     ANNUAL TOTAL RETURN
                   SCALE RANGE -10% to 20%

                        2004   7.71%

      ----------------------------------------------------

 During the period shown in the bar chart, the highest return for a calendar quarter was 4.27% (quarter ended December 31, 2004), and the lowest return for a quarter was -1.22% (quarter ended June 30, 2004).



      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2004
-------------------------------------------------------------------------------
                                                                           SINCE
                                                 1 YEAR              INCEPTION*
-------------------------------------------------------------------------------
VANGUARD TARGET RETIREMENT 2005 FUND
 Return Before Taxes                              7.71%                 9.89%
 Return After Taxes on Distributions              6.97                  9.08
 Return After Taxes on Distributions
  and Sale of Fund Shares                         5.10                  7.99
--------------------------------------------------------------------------------
COMPARATIVE INDEXES (reflect no deduction for fees,
 expenses, or taxes)
 LEHMAN BROTHERS AGGREGATE BOND INDEX             4.34%                 4.80%
 DOW JONES WILSHIRE 5000 INDEX                   12.62                 18.17
 TARGET 2005 COMPOSITE INDEX**                    7.67                  9.99
-------------------------------------------------------------------------------
 *Since-inception returns are from October 27, 2003--the inception date of the Fund--through December 31, 2004.
**Derived by applying the Fund's target allocation to the results of the following benchmarks: for bonds, the Lehman Brothers Aggregate Bond Index and the Lehman Brothers Treasury Inflation Notes Index; for stocks, the Dow Jones Wilshire 5000 Index; and for short-term investments, the Citigroup 3-Month Treasury Bill Index.
-------------------------------------------------------------------------------


NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When calculating after-tax return figures for a fund, we assume the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains, but we do not consider state or local income taxes. Please note that actual after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund, and by the Fund's underlying funds, for buying and selling securities are not reflected in the table. The expenses shown under Annual Fund Operating Expenses are based on estimated amounts for the current fiscal year.

      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                           None
      Purchase Fee:                                                       None
      Sales Charge (Load) Imposed on Reinvested Dividends:                None
      Redemption Fee:                                                     None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                                None
      12b-1 Distribution Fee:                                             None
      Other Expenses:                                                     None
      Total Annual Fund Operating Expenses:                             None*

      Annualized Indirect Expense Ratio:                                 0.21%*


    *Although the Fund is not expected to incur any net expenses directly, the Fund's shareholders indirectly bear the expenses of the underlying Vanguard funds in which the Fund invests. See THE FUNDS AND VANGUARD.

 The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses of the Fund and its underlying funds match our estimates. The results apply whether or not you redeem your investment at the end of the given period.


   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
    $22         $68        $118         $268
--------------------------------------------------

 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


================================================================================
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
DIVIDENDS AND CAPITAL GAINS       MINIMUM INITIAL INVESTMENT
Distributed annually in December  $3,000; $1,000 for IRAs (excluding SEP-IRAs)
                                  and most custodial accounts for minors
INVESTMENT ADVISOR
The Vanguard Group, Valley        NEWSPAPER ABBREVIATION
Forge, Pa., since inception       TgtRe2005

                                  VANGUARD FUND NUMBER
INCEPTION DATE                    302
October 27, 2003
                                  CUSIP NUMBER
SUITABLE FOR IRAS                 92202E201
Yes
                                  TICKER SYMBOL
NET ASSETS AS OF SEPTEMBER 30,    VTOVX
2004
$237 million
================================================================================

8

FUND PROFILE--VANGUARD(R) TARGET RETIREMENT 2015 FUND

INVESTMENT OBJECTIVE
The Fund seeks to provide capital appreciation and current income consistent with its current asset allocation.

PRIMARY INVESTMENT STRATEGIES
The Fund invests in other Vanguard mutual funds according to an asset allocation strategy designed for investors planning to retire in or within a few years of 2015. The Fund's asset allocation will become more conservative over time. Within 5 to 10 years after 2015, the Fund's asset allocation should become similar to that of the Target Retirement Income Fund. The asset allocation for the Fund, as of September 30, 2004, was as follows:

- Vanguard Total Bond Market Index Fund        50.0%
- Vanguard Total Stock Market Index Fund       38.7%
- Vanguard(R) European Stock Index Fund         6.8%
- Vanguard(R) Pacific Stock Index Fund          3.0%
- Vanguard Inflation-Protected Securities Fund  1.5%


 The Fund's indirect stock holdings consist substantially of large-capitalization U.S. stocks and, to a lesser extent, of mid- and small-cap U.S. stocks. The Fund also invests a portion of its assets in foreign stocks. The Fund's indirect bond holdings are a diversified mix of investment-grade, taxable U.S. government, U.S. agency, and corporate bonds, as well as mortgage-backed securities, all with maturities of more than 1 year.

PRIMARY RISKS
The Fund is subject to several stock and bond market risks, any of which could cause an investor to lose money. However, because bonds usually are less volatile than stocks, and because the Fund invests a significant portion of its assets in bonds, the Fund's overall level of risk should be moderate.

- With approximately 50% of its assets allocated to stocks, the Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund is also subject to the following risks associated with investments in foreign stocks: currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates; country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets; and regional risk, which is the chance that an entire region--namely, the European or Pacific region--will be hurt by political upheaval, financial troubles, or natural disasters.

- With approximately 50% of its assets allocated to bonds, the Fund is subject to bond risks: interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates; income risk, which is the chance that the underlying fund's income will decline because of falling interest rates; credit risk, which is the chance that the issuer of a security will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that security to decline, thus reducing the underlying fund's return; and call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call--or repay--securities with higher coupons (interest rates) before their maturity dates. The underlying fund would lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income. For mortgage-backed securities, this risk is known as prepayment risk.

- The Fund is also subject to asset allocation risk, which is the chance that the selection of underlying funds and the allocation of Fund assets to those funds will cause the Fund to underperform other funds with a similar investment objective.

For additional information on investment risks, see MORE ON THE FUNDS.

PERFORMANCE/RISK INFORMATION


The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows the performance of the Fund in its first full calendar year. The table shows how the average annual total returns of the Fund compare with those of relevant market indexes and a composite bond/stock index. Keep in mind that the Fund's past returns (before and after taxes) do not indicate how it will perform in the future.

      ----------------------------------------------------
                      ANNUAL TOTAL RETURN
                   SCALE RANGE -10% to 20%

                         2004   9.04%
      ----------------------------------------------------

 During the period shown in the bar chart, the highest return for a calendar quarter was 5.89% (quarter ended December 31, 2004), and the lowest return for a quarter was -0.56% (quarter ended June 30, 2004).


      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2004
-------------------------------------------------------------------------------
                                                                           SINCE
                                                 1 YEAR              INCEPTION*
-------------------------------------------------------------------------------
VANGUARD TARGET RETIREMENT 2015 FUND
 Return Before Taxes                              9.04%                12.09%
 Return After Taxes on Distributions              8.48                 11.46
 Return After Taxes on Distributions
  and Sale of Fund shares                         6.00                  9.99

COMPARATIVE INDEXES (reflect no deduction for fees,
 expenses, or taxes)
 LEHMAN BROTHERS AGGREGATE BOND INDEX             4.34%                 4.80%
 DOW JONES WILSHIRE 5000 INDEX                   12.62                 18.17
 TARGET 2015 COMPOSITE INDEX**                    9.07                 12.15
-------------------------------------------------------------------------------
 *Since-inception returns are from October 27, 2003--the inception date of the Fund--through December 31, 2004.
**Derived by applying the Fund's target allocation to the results of the following benchmarks: for bonds, the Lehman Brothers Aggregate Bond Index and the Lehman Brothers Treasury Inflation Notes Index; for stocks, the Dow Jones Wilshire 5000 Index; and for international stocks, the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE).
-------------------------------------------------------------------------------

10

NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When calculating after-tax return figures for a fund, we assume the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains, but we do not consider state or local income taxes. Please note that actual after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund, and by the Fund's underlying funds, for buying and selling securities are not reflected in the table. The expenses shown under Annual Fund Operating Expenses are based on estimated amounts for the current fiscal year.

      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                           None
      Purchase Fee:                                                       None
      Sales Charge (Load) Imposed on Reinvested Dividends:                None
      Redemption Fee:                                                     None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                                None
      12b-1 Distribution Fee:                                             None
      Other Expenses:                                                     None
      Total Annual Fund Operating Expenses:                             None*
      Annualized Indirect Expense Ratio:                                 0.22%*

    *Although the Fund is not expected to incur any net expenses directly, the Fund's shareholders indirectly bear the expenses of the underlying Vanguard funds in which the Fund invests. See THE FUNDS AND VANGUARD.


 The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses of the Fund and its underlying funds match our estimates. The results apply whether or not you redeem your investment at the end of the given period.


   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
     $23         $71        $124         $280
--------------------------------------------------

 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

================================================================================
ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS       MINIMUM INITIAL INVESTMENT
Distributed annually in December  $3,000; $1,000 for IRAs (excluding SEP-IRAs)
                                  and most custodial accounts for minors
INVESTMENT ADVISOR
The Vanguard Group, Valley        NEWSPAPER ABBREVIATION
Forge, Pa.,                       TgtRe2015
since inception
                                  VANGUARD FUND NUMBER
INCEPTION DATE                    303
October 27, 2003
                                  CUSIP NUMBER
SUITABLE FOR IRAS                 92202E300
Yes
                                  TICKER SYMBOL
NET ASSETS AS OF SEPTEMBER 30,    VTXVX
2004
$470 million
================================================================================


FUND PROFILE--VANGUARD(R) TARGET RETIREMENT 2025 FUND

INVESTMENT OBJECTIVE
The Fund seeks to provide capital appreciation and current income consistent with its current asset allocation.

PRIMARY INVESTMENT STRATEGIES
The Fund invests in other Vanguard mutual funds according to an asset allocation strategy designed for investors planning to retire in or within a few years of 2025. The Fund's asset allocation will become more conservative over time. Within 5 to 10 years after 2025, the Fund's asset allocation should become similar to that of the Target Retirement Income Fund. The asset allocation for the Fund, as of September 30, 2004, was as follows:


- Vanguard Total Stock Market Index Fund 47.2%
- Vanguard Total Bond Market Index Fund 41.0%
- Vanguard European Stock Index Fund 8.2%
- Vanguard Pacific Stock Index Fund 3.6%

 The Fund's indirect stock holdings consist substantially of large-capitalization U.S. stocks and, to a lesser extent, of mid- and small-cap U.S. stocks. The Fund also invests a portion of its assets in foreign stocks. The Fund's indirect bond holdings are a diversified mix of investment-grade, taxable U.S. government, U.S. agency, and corporate bonds, as well as mortgage-backed securities, all with maturities of more than 1 year.

PRIMARY RISKS
The Fund is subject to several stock and bond market risks, any of which could cause an investor to lose money. Because stocks usually are more volatile than bonds, and because the Fund invests more of its assets in stocks, the Fund's overall level of risk should be higher than that of funds that invest the majority of their assets in bonds; however, the level of risk should be lower than that of funds investing entirely in stocks.

- With approximately 60% of its assets allocated to stocks, the Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund is also subject to the following risks associated with investments in foreign stocks: currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars,

12

 will decrease because of unfavorable changes in currency exchange rates; country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets; and regional risk, which is the chance that an entire region--namely, the European or Pacific region--will be hurt by political upheaval, financial troubles, or natural disasters.

- With approximately 40% of its assets allocated to bonds, the Fund is subject to bond risks: interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates; income risk, which is the chance that the underlying fund's income will decline because of falling interest rates; credit risk, which is the chance that the issuer of a security will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that security to decline, thus reducing the underlying fund's return; and call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call--or repay--securities with higher coupons (interest rates) before their maturity dates. The underlying fund would lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income. For mortgage-backed securities, this risk is known as prepayment risk.

- The Fund is also subject to asset allocation risk, which is the chance that the selection of underlying funds and the allocation of Fund assets to those funds will cause the Fund to underperform other funds with a similar investment objective.

For additional information on investment risks, see MORE ON THE FUNDS.

PERFORMANCE/RISK INFORMATION


The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows the performance of the Fund in its first full calendar year. The table shows how the average annual total returns of the Fund compare with those of relevant market indexes and a composite stock/bond index. Keep in mind that the Fund's past returns (before and after taxes) do not indicate how it will perform in the future.

      ----------------------------------------------------
                       ANNUAL TOTAL RETURN
                    SCALE RANGE -10% to 20%

                          2004   10.11%
      ----------------------------------------------------

 During the period shown in the bar chart, the highest return for a calendar quarter was 6.95% (quarter ended December 31, 2004), and the lowest return for a quarter was -0.28% (quarter ended June 30, 2004).

      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2004
-------------------------------------------------------------------------------
                                                                           SINCE
                                                1 YEAR               INCEPTION*
-------------------------------------------------------------------------------
VANGUARD TARGET RETIREMENT 2025 FUND
 Return Before Taxes                            10.11%                 13.75%
 Return After Taxes on Distributions             9.65                  13.22
  Distributions
 Return After Taxes on Distributions
  and Sale of Fund Shares                        6.72                  11.48

COMPARATIVE INDEXES (reflect no deduction for fees,
 expenses, or taxes)
 DOW JONES WILSHIRE 5000 INDEX                   12.62%                 18.17%
 LEHMAN BROTHERS AGGREGATE BOND INDEX             4.34                   4.80
 TARGET 2025 COMPOSITE INDEX**                   10.08                  13.74
-------------------------------------------------------------------------------
 *Since-inception returns are from October 27, 2003--the inception date of the Fund--through December 31, 2004.
**Derived by applying the Fund's target allocation to the results of the following benchmarks: for stocks, the Dow Jones Wilshire 5000 Index; for bonds, the Lehman Brothers Aggregate Bond Index; and for international stocks, the MSCI EAFE Index.
-------------------------------------------------------------------------------


NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When calculating after-tax return figures for a fund, we assume the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains, but we do not consider state or local income taxes. Please note that actual after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund, and by the Fund's underlying funds, for buying and selling securities are not reflected in the table. The expenses shown under Annual Fund Operating Expenses are based on estimated amounts for the current fiscal year.


      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                           None
      Purchase Fee:                                                       None
      Sales Charge (Load) Imposed on Reinvested Dividends:                None
      Redemption Fee:                                                     None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                                None
      12b-1 Distribution Fee:                                             None
      Other Expenses:                                                     None
      Total Annual Fund Operating Expenses:                             None*
      Annualized Indirect Expense Ratio:                                 0.22%*

    *Although the Fund is not expected to incur any net expenses directly, the Fund's shareholders indirectly bear the expenses of the underlying Vanguard funds in which the Fund invests. See THE FUNDS AND VANGUARD.

14

 The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses of the Fund and its underlying funds match our estimates. The results apply whether or not you redeem your investment at the end of the given period.


   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
   $23          $71        $124         $280
--------------------------------------------------

 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


================================================================================
ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS       MINIMUM INITIAL INVESTMENT
Distributed annually in December  $3,000; $1,000 for IRAs (excluding SEP-IRAs)
                                  and most custodial accounts for minors
INVESTMENT ADVISOR
The Vanguard Group, Valley        NEWSPAPER ABBREVIATION
Forge, Pa.,                       TgtRe2025
since inception
                                  VANGUARD FUND NUMBER
INCEPTION DATE                    304
October 27, 2003
                                  CUSIP NUMBER
SUITABLE FOR IRAS                 92202E409
Yes
                                  TICKER SYMBOL
NET ASSETS AS OF SEPTEMBER 30,    VTTVX
2004
$495 million
================================================================================


FUND PROFILE--VANGUARD(R) TARGET RETIREMENT 2035 FUND

INVESTMENT OBJECTIVE
The Fund seeks to provide capital appreciation and current income consistent with its current asset allocation.

PRIMARY INVESTMENT STRATEGIES
The Fund invests in other Vanguard mutual funds according to an asset allocation strategy designed for investors planning to retire in or within a few years of 2035. The Fund's asset allocation will become more conservative over time. Within 5 to 10 years after 2035, the Fund's asset allocation should become similar to that of the Target Retirement Income Fund. The asset allocation for the Fund, as of September 30, 2004, was as follows:

- Vanguard Total Stock Market Index Fund 62.3%
- Vanguard Total Bond Market Index Fund 22.0%
- Vanguard European Stock Index Fund 10.9%
- Vanguard Pacific Stock Index Fund 4.8%

 The Fund's indirect stock holdings consist substantially of large-capitalization U.S. stocks and, to a lesser extent, of mid- and small-cap U.S. stocks. The Fund also invests a portion of its assets in foreign stocks. The Fund's indirect bond holdings are a diversified mix of investment-grade, taxable U.S. government, U.S. agency, and corporate bonds, as well as mortgage-backed securities, all with maturities of more than 1 year.

PRIMARY RISKS
The Fund is subject to several stock and bond market risks, any of which could cause an investor to lose money. Because stocks usually are more volatile than bonds, and because the Fund invests more of its assets in stocks, the Fund's overall level of risk should be higher than that of funds that invest the majority of their assets in bonds; however, the level of risk should be lower than that of funds investing entirely in stocks.

- With approximately 80% of its assets allocated to stocks, the Fund is primarily subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund is also subject to the following risks associated with investments in foreign stocks: currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates; country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets; and regional risk, which is the chance that an entire region--namely, the European or Pacific region--will be hurt by political upheaval, financial troubles, or natural disasters.

- With approximately 20% of its assets allocated to bonds, the Fund is subject to bond risks: interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates; income risk, which is the chance that the underlying fund's income will decline because of falling interest rates; credit risk, which is the chance that the issuer of a security will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that security to decline, thus reducing the underlying fund's return; and call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call--or repay--securities with higher coupons (interest rates) before their maturity dates. The underlying fund would lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income. For mortgage-backed securities, this risk is known as prepayment risk.

- The Fund is also subject to asset allocation risk, which is the chance that the selection of underlying funds and the allocation of Fund assets to those funds will cause the Fund to underperform other funds with a similar investment objective.

For additional information on investment risks, see MORE ON THE FUNDS.

PERFORMANCE/RISK INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows the performance of the Fund in its first full calendar year. The table shows how the average annual total returns of the Fund compare with those of a relevant market index and a composite stock/bond index. Keep in mind that the Fund's past returns (before and after taxes) do not indicate how it will perform in the future.

16


      ----------------------------------------------------
                      ANNUAL TOTAL RETURN
                   SCALE RANGE -10% to 20%

                          2004   11.95%
      ----------------------------------------------------

 During the period shown in the bar chart, the highest return for a calendar quarter was 8.98% (quarter ended December 31, 2004), and the lowest return for a quarter was -0.64% (quarter ended September 30, 2004).



      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2004
-------------------------------------------------------------------------------
                                                                           SINCE
                                                1 YEAR               INCEPTION*
-------------------------------------------------------------------------------
VANGUARD TARGET RETIREMENT 2035 FUND
 Return Before Taxes                            11.95%                 16.52%
 Return After Taxes on Distributions            11.58                  16.07
 Return After Taxes on Distributions
  and Sale of Fund Shares                        7.96                  13.92

COMPARATIVE INDEXES (reflect no deduction for fees,
 expenses, or taxes)
 DOW JONES WILSHIRE 5000 INDEX                  12.62%                 18.17%
 TARGET 2035 COMPOSITE INDEX**                  11.91                  16.58
-------------------------------------------------------------------------------
 *Since-inception returns are from October 27, 2003--the inception date of the Fund--through December 31, 2004.
**Derived by applying the Fund's target allocation to the results of the following benchmarks: for stocks, the Dow Jones Wilshire 5000 Index; for bonds, the Lehman Brothers Aggregate Bond Index; and for international stocks, the MSCI EAFE Index.
-------------------------------------------------------------------------------


NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When calculating after-tax return figures for a fund, we assume the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains, but we do not consider state or local income taxes. Please note that actual after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund, and by the Fund's underlying funds, for buying and selling securities are not reflected in the table. The expenses shown under Annual Fund Operating Expenses are based on estimated amounts for the current fiscal year.

      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                           None
      Purchase Fee:                                                       None
      Sales Charge (Load) Imposed on Reinvested Dividends:                None
      Redemption Fee:                                                     None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                                None
      12b-1 Distribution Fee:                                             None
      Other Expenses:                                                     None
      Total Annual Fund Operating Expenses:                             None*
      Annualized Indirect Expense Ratio:                                 0.21%*

    *Although the Fund is not expected to incur any net expenses directly, the Fund's shareholders indirectly bear the expenses of the underlying Vanguard funds in which the Fund invests. See THE FUNDS AND VANGUARD.

 The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses of the Fund and its underlying funds match our estimates. The results apply whether or not you redeem your investment at the end of the given period.


   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
    $22          $68        $118         $268
--------------------------------------------------

 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.



================================================================================
ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS       MINIMUM INITIAL INVESTMENT
Distributed annually in December  $3,000; $1,000 for IRAs (excluding SEP-IRAs)
                                  and most custodial accounts for minors
INVESTMENT ADVISOR
The Vanguard Group, Valley        NEWSPAPER ABBREVIATION
Forge, Pa.,                       TgtRe2035
since inception
                                  VANGUARD FUND NUMBER
INCEPTION DATE                    305
October 27, 2003
                                  CUSIP NUMBER
SUITABLE FOR IRAS                 92202E508
Yes
                                  TICKER SYMBOL
NET ASSETS AS OF SEPTEMBER 30,    VTTHX
2004
$236 million
================================================================================

18

FUND PROFILE--VANGUARD(R) TARGET RETIREMENT 2045 FUND

INVESTMENT OBJECTIVE
The Fund seeks to provide capital appreciation and current income consistent with its current asset allocation.

PRIMARY INVESTMENT STRATEGIES
The Fund invests in other Vanguard mutual funds according to an asset allocation strategy designed for investors planning to retire in or within a few years of 2045. The Fund's asset allocation will become more conservative over time. Within 5 to 10 years after 2045, the Fund's asset allocation should become similar to that of the Target Retirement Income Fund. The asset allocation for the Fund, as of September 30, 2004, was as follows:

- Vanguard Total Stock Market Index Fund 71.2%
- Vanguard European Stock Index Fund 12.4%
- Vanguard Total Bond Market Index Fund 11.0%
- Vanguard Pacific Stock Index Fund 5.4%


 The Fund's indirect stock holdings consist substantially of large-capitalization U.S. stocks and, to a lesser extent, of mid- and small-cap U.S. stocks. The Fund also invests a portion of its assets in foreign stocks. The Fund's indirect bond holdings are a diversified mix of investment-grade, taxable U.S. government, U.S. agency, and corporate bonds, as well as mortgage-backed securities, all with maturities of more than 1 year.

PRIMARY RISKS
The Fund is subject to several stock and bond market risks, any of which could cause an investor to lose money. Because stocks usually are more volatile than bonds, and because the Fund invests most of its assets in stocks, the Fund's overall level of risk should be higher than that of funds that invest the majority of their assets in bonds; however, the level of risk should be lower than that of funds investing entirely in stocks.

- With approximately 90% of its assets allocated to stocks, the Fund is primarily subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund is also subject to the following risks associated with investments in foreign stocks: currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates; country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets; and regional risk, which is the chance that an entire region--namely, the European or Pacific region--will be hurt by political upheaval, financial troubles, or natural disasters.

- With approximately 10% of its assets allocated to bonds, the Fund is subject to bond risks: interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates; income risk, which is the chance that the underlying fund's income will decline because of falling interest rates; credit risk, which is the chance that the issuer of a security will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that security to decline, thus reducing the underlying fund's return; and call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call--or repay--securities with higher coupons (interest rates) before their maturity dates. The underlying fund would lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income. For mortgage-backed securities, this risk is known as prepayment risk.

- The Fund is also subject to asset allocation risk, which is the chance that the selection of underlying funds and the allocation of Fund assets to those funds will cause the Fund to underperform other funds with a similar investment objective.

For additional information on investment risks, see MORE ON THE FUNDS.

PERFORMANCE/RISK INFORMATION


The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows the performance of the Fund in its first full calendar year. The table shows how the average annual total returns of the Fund compare with those of a relevant market index and a composite stock/bond index. Keep in mind that the Fund's past returns (before and after taxes) do not indicate how it will perform in the future.
      ----------------------------------------------------
                       ANNUAL TOTAL RETURN
                     SCALE RANGE -10% to 20%
                          2004   12.89
      ----------------------------------------------------

 During the period shown in the bar chart, the highest return for a calendar quarter was 10.11% (quarter ended December 31, 2004), and the lowest return for a quarter was -1.17% (quarter ended September 30, 2004).



      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2004
-------------------------------------------------------------------------------
                                                                           SINCE
                                                1 YEAR               INCEPTION*
-------------------------------------------------------------------------------
VANGUARD TARGET RETIREMENT 2045 FUND
 Return Before Taxes                            12.89%                 18.14%
 Return After Taxes on Distributions            12.58                  17.74
 Return After Taxes on Distributions
  and Sale of Fund Shares                        8.59                  15.34

COMPARATIVE INDEXES (reflect no deduction for fees,
 expenses, or taxes)
 DOW JONES WILSHIRE 5000 INDEX                  12.62%                 18.17%
 TARGET 2045 COMPOSITE INDEX**                  13.02                  18.28
-------------------------------------------------------------------------------
 *Since-inception returns are from October 27, 2003--the inception date of the Fund--through December 31, 2004.
**Derived by applying the Fund's target allocation to the results of the following benchmarks: for stocks, the Dow Jones Wilshire 5000 Index; for international stocks, the MSCI EAFE Index; and for bonds, the Lehman Brothers Aggregate Bond Index.
-------------------------------------------------------------------------------

20

NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When calculating after-tax return figures for a fund, we assume the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains, but we do not consider state or local income taxes. Please note that actual after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund, and by the Fund's underlying funds, for buying and selling securities are not reflected in the table. The expenses shown under Annual Fund Operating Expenses are based on estimated amounts for the current fiscal year.

      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                           None
      Purchase Fee:                                                       None
      Sales Charge (Load) Imposed on Reinvested Dividends:                None
      Redemption Fee:                                                     None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                                None
      12b-1 Distribution Fee:                                             None
      Other Expenses:                                                     None
      Total Annual Fund Operating Expenses:                             None*
      Annualized Indirect Expense Ratio:                                 0.21%*

    *Although the Fund is not expected to incur any net expenses directly, the Fund's shareholders indirectly bear the expenses of the underlying Vanguard funds in which the Fund invests. See THE FUNDS AND VANGUARD.

 The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses of the Fund and its underlying funds match our estimates. The results apply whether or not you redeem your investment at the end of the given period.

   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
     $22         $68        $118         $268
--------------------------------------------------

 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

================================================================================
ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS       MINIMUM INITIAL INVESTMENT
Distributed annually in December  $3,000; $1,000 for IRAs (excluding SEP-IRAs)
                                  and most custodial accounts for minors
INVESTMENT ADVISOR
The Vanguard Group, Valley        NEWSPAPER ABBREVIATION
Forge, Pa.,                       TgtRe2045
since inception
                                  VANGUARD FUND NUMBER
INCEPTION DATE                    306
October 27, 2003
                                  CUSIP NUMBER
SUITABLE FOR IRAS                 92202E607
Yes
                                  TICKER SYMBOL
NET ASSETS AS OF SEPTEMBER 30,    VTIVX
2004
$85 million
================================================================================


MORE ON THE FUNDS

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. Look for this FLAG symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.

 The following sections explain the primary investment strategies and policies that each Fund uses in pursuit of its objective. The Funds' board of trustees, which oversees the Funds' management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. As "funds of funds," the Target Retirement Funds achieve their investment objectives by investing in other Vanguard mutual funds. Because each Target Retirement Fund holds only four to five underlying funds, each is classified as nondiversified.
However, through its investments in these underlying funds, each of the Target Retirement Funds indirectly owns a diverse portfolio.

ASSET ALLOCATION FRAMEWORK

Asset allocation--that is, dividing your investment among stocks, bonds, and short-term investments--is one of the most critical decisions you can make as an investor. It is also important to recognize that the asset allocation strategy you use today may not be appropriate as you move closer to retirement. The Target Retirement Funds are designed to provide you with a single Fund whose asset allocation changes over time as your investment horizon changes. Each Fund's investment allocation becomes more conservative as you approach retirement.

22

 The following table shows the asset allocation for each Fund as of September 30, 2004.


                                         TARGET RETIREMENT FUND
---------------------------------------------------------------------------
UNDERLYING VANGUARD FUND        INCOME   2005   2015   2025   2035     2045
---------------------------------------------------------------------------
Total Stock Market Index         20.1%  32.9%  38.7%  47.2%  62.3%    71.2%
European Stock Index                0      0    6.8    8.2   10.9     12.4
Pacific Stock Index                 0      0    3.0    3.6    4.8      5.4
Total Bond Market Index          50.0   50.0   50.0   41.0   22.0     11.0
Inflation-Protected Securities   24.9   16.4    1.5      0      0        0
Prime Money Market                5.0    0.7      0      0      0        0
---------------------------------------------------------------------------
Client's Target Age               70s    60s    50s    40s    30s      20s
---------------------------------------------------------------------------

 Each Fund's advisor allocates the Fund's assets among the underlying funds based on the Fund's investment objective and policies. The asset allocation for each Fund (other than the Target Retirement Income Fund) will change over time as the date indicated in the Fund's name draws closer. Once a Fund's asset allocation is similar to that of the Target Retirement Income Fund, the Fund's board of trustees may approve combining the Fund with the Target Retirement Income Fund. The board will grant such approval if it determines the combination to be in the best interest of Fund shareholders. Once such a combination occurs, shareholders will own shares of the Target Retirement Income Fund. Shareholders will be notified prior to such a combination. We expect these combinations to occur within 5 to 10 years after the year indicated in the Fund's name.

 The following chart shows how we expect the asset allocations for the Target Retirement Funds to change over time. The actual asset allocations may differ from this chart. The Funds' investments in the underlying funds may be affected by a variety of factors. For example, an underlying fund may stop accepting or may limit additional investments, forcing the Target Retirement Funds to invest in a different underlying fund.

INSERT TABLE

% Stocks
% Fixed Income
% Cash

STOCKS
By owning shares of other Vanguard funds, each of the Target Retirement Funds indirectly invests, to varying degrees, in U.S. stocks, with an emphasis on large-cap stocks. To a lesser extent, several of the Target Retirement Funds also invest in funds that own foreign stocks.

FLAG
EACH FUND IS SUBJECT TO STOCK MARKET RISK, WHICH IS THE CHANCE THAT STOCK PRICES OVERALL WILL DECLINE. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

 To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.


         U.S. STOCK MARKET RETURNS (1926-2004)
----------------------------------------------------------
                     1 YEAR  5 YEARS  10 YEARS    20 YEARS
----------------------------------------------------------
Best                  54.2%    28.6%     19.9%      17.8
Worst                -43.1    -12.4      -0.8        3.1
Average               12.4     10.6      11.2       11.4
----------------------------------------------------------

 The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2004. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 10.6%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through
1999). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or the Funds in particular.

 Through investments in one underlying fund (the Total Stock Market Index Fund), each Fund holds a representative sample of the stocks that make up the Dow Jones Wilshire 5000 Composite Index, which measures the investment return of the overall stock market.

 Keep in mind that a significant portion of the market value of the Dow Jones Wilshire 5000 Index (about 24% as of September 30, 2004) is made up of securities not included in the S&P 500 Index. These securities are overwhelmingly mid- and small-cap stocks. Historically, mid- and small-cap stocks have been more volatile than--and at times have performed quite differently from--large-cap stocks. This volatility is due to several factors, including the fact that smaller companies often have fewer customers and financial resources than larger firms. These characteristics can make medium-size and small companies more sensitive to economic conditions, leading to less certain growth and dividend prospects.

 As of September 30, 2004, the domestic equity portions of the underlying funds had median market capitalizations exceeding $26 billion. The international equity portions of the underlying funds had median market capitalizations exceeding $12 billion.

 By owning shares of Vanguard European and Pacific Stock Index Funds, four of the Funds are subject to country risk, currency risk, and regional risk. Country risk is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets. This could cause investments in that country to lose money. Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. Regional risk is the chance that an entire region--namely, the European or Pacific region--will be hurt by political upheaval, financial troubles, or natural disasters.

24

BONDS

By owning shares of Vanguard Total Bond Market Index Fund, each of the Target Retirement Funds indirectly invests, to varying degrees, in government and corporate bonds, as well as in mortgage-backed securities. Through their investments in Vanguard Inflation-Protected Securities Fund, the Target Retirement Income, Target Retirement 2005, and Target Retirement 2015 Funds also invest in inflation-indexed bonds.

================================================================================
                                PLAIN TALK ABOUT
                          INFLATION-INDEXED SECURITIES

 Unlike a conventional bond, whose issuer makes regular fixed interest payments and repays the face value of the bond at maturity, an inflation-indexed security (IIS) provides principal and interest payments that are adjusted over time to reflect inflation--a rise in the general price level. This adjustment is a key feature, given that the Consumer Price Index (CPI) has risen in 49 of the past 50 years. (Source: Bureau of Labor Statistics.) Importantly, in the event of deflation--a drop in prices--the U.S. Treasury has guaranteed that it will repay at least the face value of an IIS.
================================================================================

FLAG
EACH FUND IS SUBJECT TO INTEREST RATE RISK, WHICH IS THE CHANCE THAT BOND PRICES OVERALL WILL DECLINE BECAUSE OF RISING INTEREST RATES. INTEREST RATE RISK IS MODEST FOR SHORT-TERM BONDS AND HIGH FOR LONG-TERM BONDS.

 Although bonds are often thought to be less risky than stocks, there have been periods when bond prices have fallen significantly because of rising interest rates. For instance, prices of long-term bonds fell by almost 48% between December 1976 and September 1981.

 To illustrate the relationship between bond prices and interest rates, the following table shows the effect of a 1% and a 2% change (both up and down) in interest rates on the values of three noncallable bonds of different maturities, each with a face value of $1,000.


                        HOW INTEREST RATE CHANGES AFFECT
                           THE VALUE OF A $1,000 BOND*
------------------------------------------------------------------------------
                              AFTER A 1%  AFTER A 1%  AFTER A 2%    AFTER A 2%
TYPE OF BOND (MATURITY)         INCREASE    DECREASE    INCREASE      DECREASE
------------------------------------------------------------------------------
Short-Term (2.5 years)              $977      $1,024        $954      $1,049
Intermediate-Term (10 years)         922       1,086         851       1,180
Long-Term (20 years)                 874       1,150         769       1,328
------------------------------------------------------------------------------
*Assuming a 4% coupon.
------------------------------------------------------------------------------

 These figures are for illustration only; you should not regard them as an indication of future returns from the bond market as a whole or any Fund in particular.

================================================================================
                                PLAIN TALK ABOUT
                            BONDS AND INTEREST RATES

 As a rule, when interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 5% yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 6% yield. With higher-yielding bonds available, you would have trouble selling your 5% bond for the price you paid--you would probably have to lower your asking price. On the other hand, if interest rates were falling and 4% bonds were being offered, you should be able to sell your 5% bond for more than you paid.

 How mortgage-backed securities are different: In general, declining interest rates will not lift the prices of mortgage-backed securities--such as GNMAs--as much as the prices of comparable bonds. Why? Because when interest rates fall, the bond market tends to discount the prices of mortgage-backed securities for prepayment risk--the possibility that homeowners will refinance their mortgages at lower rates and cause the bonds to be paid off prior to maturity. In part to compensate for this prepayment possibility, mortgage-backed securities tend to offer higher yields than other bonds of comparable credit quality and maturity.
================================================================================

================================================================================
                                PLAIN TALK ABOUT
                INFLATION-INDEXED SECURITIES AND INTEREST RATES

 Interest rates on conventional bonds have two primary components: a "real" yield and an increment that reflects investor expectations of future inflation. By contrast, interest rates on an inflation-indexed security are adjusted for inflation and, therefore, aren't affected meaningfully by inflation expectations. This leaves only real rates to influence the price of an IIS. A rise in real rates will cause the price of an IIS to fall, while a decline in real rates will boost the price of an IIS. In the past, interest rates on conventional bonds have varied considerably more than real rates because of wide fluctuations in actual and expected inflation (annual changes in the Consumer Price Index since 1925 have ranged from -10% to +18% and have averaged +3.1%). (Source: Bureau of Labor Statistics.) Because real interest yields have been relatively stable, the prices of IISs have generally fluctuated less than those of conventional bonds with comparable maturity and credit-quality characteristics.
================================================================================

 Changes in interest rates will affect bond income as well as bond prices.

FLAG
EACH FUND IS SUBJECT TO CALL RISK, WHICH IS THE CHANCE THAT DURING PERIODS OF FALLING INTEREST RATES, ISSUERS OF CALLABLE BONDS MAY CALL--OR REPAY--SECURITIES WITH HIGHER COUPONS (INTEREST RATES) BEFORE THEIR MATURITY DATES. THE UNDERLYING FUND WOULD LOSE POTENTIAL PRICE APPRECIATION AND WOULD BE FORCED TO REINVEST THE UNANTICIPATED PROCEEDS AT LOWER INTEREST RATES, RESULTING IN A DECLINE IN THE FUND'S INCOME. FOR MORTGAGE-BACKED SECURITIES, THIS RISK IS KNOWN AS PREPAYMENT RISK.

26

 Because Vanguard Total Bond Market Index Fund invests only a portion of its assets in callable bonds and mortgage-backed securities, call/prepayment risk for each Fund should be low to moderate.

FLAG
EACH FUND IS SUBJECT TO CREDIT RISK, WHICH IS THE CHANCE THAT THE ISSUER OF A SECURITY WILL FAIL TO PAY INTEREST AND PRINCIPAL IN A TIMELY MANNER, OR THAT NEGATIVE PERCEPTIONS OF THE ISSUER'S ABILITY TO MAKE SUCH PAYMENTS WILL CAUSE THE PRICE OF THAT SECURITY TO DECLINE.

 The credit quality of the bonds held by the underlying funds is expected to be very high, and thus credit risk for the Funds should be low.

 To a limited extent, the Funds are also indirectly exposed to event risk, which is the chance that corporate fixed income securities held by an underlying fund will suffer a substantial decline in credit quality and market value because of a corporate restructuring.

FLAG
EACH FUND IS SUBJECT TO INCOME RISK, WHICH IS THE CHANCE THAT AN UNDERLYING FUND'S INCOME WILL DECLINE BECAUSE OF FALLING INTEREST RATES. A FUND'S INCOME WILL DECLINE WHEN INTEREST RATES FALL, BECAUSE THE FUND THEN MUST INVEST IN LOWER-YIELDING BONDS. INCOME RISK IS GENERALLY HIGHER FOR FUNDS HOLDING SHORT-TERM BONDS AND LOWER FOR FUNDS HOLDING LONG-TERM BONDS.

 The Target Retirement Income, Target Retirement 2005, and Target Retirement 2015 Funds are also subject to income fluctuations through their investment in Vanguard Inflation-Protected Securities Fund. The Inflation-Protected Securities Fund's quarterly income distributions are likely to fluctuate considerably more than income distributions of a typical bond fund because of changes in inflation.

================================================================================
                                PLAIN TALK ABOUT
                                 BOND MATURITIES

 A bond is issued with a specific maturity date--the date when the issuer must pay back the bond's principal (the "face value"). Bond maturities range from less than 1 year to more than 30 years. Typically, the longer a bond's maturity, the more price risk you, as a bond investor, face as interest rates rise--but also the higher yield you could receive. Longer-term bonds are more suitable for investors willing to take a greater risk of price fluctuations to get higher and more stable interest income. Shorter-term bond investors should be willing to accept lower yields and greater income variability in return for less fluctuation in the value of their investment.
================================================================================

SHORT-TERM INVESTMENTS

Through one underlying fund (the Prime Money Market Fund), 5% of the assets of the Target Retirement Income Fund will be invested in money market instruments. While designed as low-risk investments, these instruments, similar to bonds, are subject to income risk and credit risk.

SECURITY SELECTION

Each Fund seeks to achieve its objective by investing in up to five of the following underlying Vanguard funds. The following paragraphs briefly describe the six underlying Vanguard funds in which the Funds invest.

- Vanguard Total Stock Market Index Fund seeks to track the performance of the Dow Jones Wilshire 5000 Composite Index, which is made up of all the U.S. common stocks regularly traded on the New York and American Stock Exchanges and the Nasdaq over-the-counter market. This Fund invests in a representative sample of stocks that make up the Index.

- Vanguard European Stock Index Fund seeks to track the performance of the Morgan Stanley Capital International (MSCI) Europe Index by investing in the common stocks included in the Index. The MSCI Europe Index is made up of approximately 563 common stocks of companies located in 16 European countries. The Index is most heavily weighted in the United Kingdom, France, Switzerland, and Germany.

- Vanguard Pacific Stock Index Fund seeks to track the performance of the MSCI Pacific Index by investing in the common stocks included in the Index. The MSCI Pacific Index is made up of approximately 503 common stocks of companies located in Japan, Australia, Hong Kong, Singapore, and New Zealand. (As of September 30, 2004, Japan made up 73% of the Index's market capitalization).

- Vanguard Total Bond Market Index Fund seeks to track the performance of the Lehman Brothers Aggregate Bond Index by investing in a representative sample of bonds included in the Index. This Index measures a wide spectrum of public, investment-grade, taxable, fixed income securities in the United States--including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities--all with maturities of more than 1 year. The Fund maintains a dollar-weighted average maturity consistent with that of the Index, which currently ranges between 5 and 10 years.

- Vanguard Inflation-Protected Securities Fund seeks to provide inflation protection and income consistent with investment in inflation-indexed bonds issued by the U.S. government, its agencies and instrumentalities, and corporations. The Fund's dollar-weighted average maturity is expected to range between 7 and 20 years.

- Vanguard Prime Money Market Fund seeks to provide current income while maintaining liquidity and a stable share price of $1 by investing in high-quality, short-term money market instruments, including certificates of deposit, banker's acceptances, commercial paper, and other money market securities.

 The Funds are generally managed without regard to tax ramifications.

FLAG
EACH FUND IS SUBJECT TO ASSET ALLOCATION RISK, WHICH IS THE CHANCE THAT THE SELECTION OF UNDERLYING FUNDS AND THE ALLOCATION OF FUND ASSETS TO THOSE FUNDS WILL CAUSE THE FUND TO UNDERPERFORM OTHER FUNDS WITH A SIMILAR INVESTMENT OBJECTIVE.

FLAG
THE TARGET RETIREMENT INCOME, TARGET RETIREMENT 2005, AND TARGET RETIREMENT 2015 FUNDS ARE SUBJECT TO MANAGER RISK, WHICH IS THE CHANCE THAT POOR SECURITY SELECTION WILL CAUSE THE FUNDS' ACTIVELY MANAGED UNDERLYING FUNDS--AND, THUS, THE FUNDS THEMSELVES--TO UNDERPERFORM FUNDS WITH A SIMILAR INVESTMENT OBJECTIVE.

 Vanguard may invest up to 10% of a Fund's assets in VIPER(R) Shares issued by underlying funds. VIPER Shares are an exchange-traded class of shares issued by certain Vanguard stock index funds. VIPER Shares are listed on the American Stock Exchange, and they are purchased and sold by the Target Retirement Funds on the secondary market at market prices. Vanguard uses VIPER Shares to help manage daily cash flows into the Funds.

28

OTHER INVESTMENT POLICIES AND RISKS

Each Fund may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a traditional security (such as a stock or bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). The Funds will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.


CASH MANAGEMENT

Vanguard may invest each Fund's daily cash balance in one or more Vanguard(R) CMT Funds, which are very low-cost money market funds. The Fund is permitted to invest in the CMT Funds under the terms of an exemption granted by the Securities and Exchange Commission (SEC). Each Fund bears its proportionate share of the "at-cost" expenses of the Vanguard CMT Fund in which it invests.


TEMPORARY INVESTMENT MEASURES

Each actively managed underlying fund may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the underlying fund may succeed in avoiding losses, but may otherwise fail to achieve its investment objective, which in turn may prevent a Target Retirement Fund from achieving its investment objective.


================================================================================
                                PLAIN TALK ABOUT
                               COSTS OF INVESTING

 Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
================================================================================


FREQUENT TRADING OR MARKET-TIMING

Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. As money is shifted in and out by a shareholder engaging in frequent trading, a fund incurs expenses for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. Frequent trading may also interfere with an advisor's ability to efficiently manage the fund. The Vanguard/(R)/ funds do not accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

- Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. A purchase request could be rejected if Vanguard determines that such purchase may disrupt a fund's operation or performance or because of a history of frequent trading by the investor.

- Each Vanguard fund (other than money market funds and VIPER/(R)/ Shares) limits the number of times that an investor can exchange into and out of the fund.

- Certain Vanguard funds charge shareholder purchase and/or redemption fees on transactions.

 See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.

 Each fund (other than money market funds), in determining its net asset value, may use fair-value pricing as described in the SHARE PRICE section. When used, fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

 DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.

TURNOVER RATE

Although the Funds normally seek to invest for the long term, each Fund may sell shares of the underlying funds regardless of how long they have been held. The FINANCIAL HIGHLIGHTS section of the prospectus shows historical turnover rates for the Funds. A turnover rate of 100%, for example, would mean that a Fund has sold and replaced shares of underlying funds valued at 100% of its net assets within a one-year period.


THE FUNDS AND VANGUARD

Each Fund is a member of The Vanguard Group, a family of 36 investment companies with more than 130 funds holding assets in excess of $800 billion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.

 Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (or in the case of a fund with multiple share classes, each share class of the fund) pays its allocated share of The Vanguard Group's marketing costs.

 According to an agreement between the Target Retirement Funds and Vanguard, the Funds' expenses will be offset by a reimbursement from Vanguard for (1) the Funds' contributions to the costs of operating the underlying Vanguard funds in which the Target Retirement Funds invest, and (2) certain savings in administrative and marketing costs that Vanguard expects to derive from the Funds' operation.

 The Funds' trustees believe that the reimbursements should be sufficient to offset most, if not all, of the expenses incurred by the Funds. As a result, each Fund is expected to operate at a very low or zero expense ratio. Since their inception in 2003, the Funds, in fact, have incurred no direct net expenses.

 Although the Target Retirement Funds are not expected to incur any net expenses directly, the Funds' shareholders indirectly bear the expenses of the underlying Vanguard funds. Expense ratios for the Investor Shares of the underlying funds listed in their most recent annual or semiannual reports were:
- Total Stock Market Index Fund       0.19%
- European Stock Index Fund           0.29
- Pacific Stock Index Fund            0.35
- Total Bond Market Index Fund        0.22
- Inflation-Protected Securities Fund 0.19
- Prime Money Market Fund             0.30

30


================================================================================
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

 The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an "at-cost" basis, with no profit component, which helps to keep the funds' expenses low.
================================================================================

INVESTMENT ADVISOR

The Vanguard Group (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Funds through its Quantitative Equity Group. Vanguard also serves as investment advisor for each of the underlying funds. As of September 30, 2004, Vanguard served as advisor for about $543 billion in assets.


================================================================================
                                PLAIN TALK ABOUT
                               THE FUNDS' ADVISOR

 The manager primarily responsible for overseeing the Funds' investments is:

 GEORGE U. SAUTER, Managing Director and Chief Investment Officer of Vanguard. He has worked in investment management since 1985 and has had primary responsibility for Vanguard's stock indexing and active quantitative investments and strategy since joining the company in 1987. Education: A.B., Dartmouth College; M.B.A., University of Chicago.
================================================================================

DIVIDENDS, CAPITAL GAINS, AND TAXES

FUND DISTRIBUTIONS

Each Fund distributes to shareholders virtually all of its net income as well as any net capital gains realized from the sale of its holdings or received as capital gains distributions from the underlying funds. Income dividends for the Target Retirement Income Fund generally are distributed in March, June, September, and December; income dividends for the other Target Retirement Funds generally are distributed in December. Capital gains distributions generally occur in December. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.

BASIC TAX POINTS

Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, investors in taxable accounts should be aware of the following basic tax points:

- Distributions are taxable to you for federal income tax purposes, whether or not you reinvest these amounts in additional Fund shares.

- Distributions declared in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.

- Any dividend and short-term capital gains distributions that you receive are taxable to you as ordinary income for federal income tax purposes. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced federal tax rates on "qualified dividend income," if any, distributed by the Fund.

- Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned shares in the Fund.

- Capital gains distributions may vary considerably from year to year as a result of the Funds' normal investment activities and cash flows.

- A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.

- Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.


================================================================================
                                PLAIN TALK ABOUT
                               "BUYING A DIVIDEND"

 Unless you are investing through a tax-deferred retirement account (such as an
 IRA), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received--even if you reinvest it in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.
================================================================================

GENERAL INFORMATION

BACKUP WITHHOLDING. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not:

- Provide us with your correct taxpayer identification number;
- Certify that the taxpayer identification number is correct; and
- Confirm that you are not subject to backup withholding.

Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.

FOREIGN INVESTORS. Vanguard funds generally are not sold outside the United States, except to certain qualified investors. If you reside outside the United States, please consult our website at www.vanguard.com and review "Non-U.S. Investors." Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds.

INVALID ADDRESSES. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.

TAX CONSEQUENCES. This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about a fund's tax consequences for you.

32

SHARE PRICE

Each Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets of the Fund by the number of Fund shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests.

 The Fund's NAV is calculated based upon the NAVs of the underlying mutual funds in which the Fund invests. The prospectuses for the underlying funds explain the circumstances under which those funds may use fair-value pricing and the effects of doing so.

 VIPER Shares held by a Fund are valued at their market price, which may be higher or lower than the VIPER Shares' NAV.

 Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand each Fund's financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with each Fund's financial statements--is included in the Funds' most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com or you may contact Vanguard by telephone or by mail.


================================================================================
                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE


 This explanation uses the Target Retirement Income Fund as an example. The Fund began the fiscal period ended September 30, 2004, with a net asset value (price) of $10.34 per share. During the period, the Fund earned $0.06 per share from investment income (interest and dividends). There was a decline of $0.01 per share in the value of investments held or sold by the Fund, resulting in a net gain of $0.05 per share from investment operations.

 Shareholders received $0.08 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the period was $10.31, reflecting earnings of $0.05 per share and distributions of $0.08 per share. This was a decrease of $0.03 per share (from $10.34 at the beginning of the period to $10.31 at the end of the period). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Fund was 0.48% for the period.

 As of September 30, 2004, the Fund had approximately $315 million in net assets. For the period, its annualized net investment income amounted to 3.96% of its average net assets. The Fund sold and replaced securities valued at 0% of its net assets.
================================================================================

TARGET RETIREMENT INCOME FUND
--------------------------------------------------------------------------------
                                          SEPT. 1, 2004 TO    OCT. 27, 2003** TO
                                           SEPT. 30, 2004*         AUG. 31, 2004
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $10.34                $10.00
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                .06                  .235
 Capital Gains Distributions Received                  --                  .015
 Net Realized and Unrealized Gain (Loss)
  on Investments                                     (.01)                 .310
--------------------------------------------------------------------------------
   Total from Investment Operations                   .05                  .560
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                (.08)                (.205)
 Distributions from Realized Capital Gains             --                 (.015)
--------------------------------------------------------------------------------
  Total Distributions                                (.08)                (.220)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $10.31                $10.34
--------------------------------------------------------------------------------

TOTAL RETURN                                         0.48%                 5.65%
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                $315                  $297
 Ratio of Expenses to Average Net Assets               0%+                    0%
 Ratio of Net Investment Income to Average
  Net Assets                                         3.96%++             3.62%++
 Turnover Rate                                          0%                    1%
--------------------------------------------------------------------------------
 *The fund's fiscal year-end changed from August 31 to September 30, effective
  September 30, 2004.
**Inception.
 +The average weighted expense ratio of the underlying funds was 0.22%. ++Annualized.
================================================================================


TARGET RETIREMENT 2005 FUND
--------------------------------------------------------------------------------
                                          SEPT. 1, 2004 TO    OCT. 27, 2003** TO
                                           SEPT. 30, 2004*         AUG. 31, 2004
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $10.58                $10.00
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                .05                  .185
 Capital Gains Distributions Received                  --                  .010
 Net Realized and Unrealized Gain (Loss)
  on Investments                                      .02                  .450
--------------------------------------------------------------------------------
  Total from Investment Operations                    .07                  .645
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                  --                 (.055)
 Distributions from Realized Capital Gains             --                 (.010)
--------------------------------------------------------------------------------
  Total Distributions                                  --                 (.065)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $10.65                $10.58
--------------------------------------------------------------------------------

TOTAL RETURN                                         0.66%                 6.47%
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                $237                  $219
 Ratio of Expenses to Average Net Assets               0%+                    0%
 Ratio of Net Investment Income to Average
  Net Assets                                       3.57%++               3.31%++
 Turnover Rate                                          0%                    2%
--------------------------------------------------------------------------------
 *The fund's fiscal year-end changed from August 31 to September 30, effective
  September 30, 2004.
**Inception.
 +The average weighted expense ratio of the underlying funds was 0.22%. ++Annualized.
================================================================================

34


TARGET RETIREMENT 2015 FUND
--------------------------------------------------------------------------------
                                          SEPT. 1, 2004 TO    OCT. 27, 2003** TO
                                           SEPT. 30, 2004*         AUG. 31, 2004
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $10.63                $10.00
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                .03                   .16
 Capital Gains Distributions Received                  --                    --
 Net Realized and Unrealized Gain (Loss)
  on Investments                                     (.08)                  .53
--------------------------------------------------------------------------------
  Total from Investment Operations                    .11                   .69
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                  --                  (.06)
 Distributions from Realized Capital Gains             --                    --
--------------------------------------------------------------------------------
  Total Distributions                                  --                  (.06)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $10.74                $10.63
--------------------------------------------------------------------------------

TOTAL RETURN                                         1.03%                 6.92%
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                $470                  $427
 Ratio of Expenses to Average Net Assets               0%+                    0%
 Ratio of Net Investment Income to Average
  Net Assets                                         2.85%++             2.69%++
 Turnover Rate                                          0%                    1%
--------------------------------------------------------------------------------
 *The fund's fiscal year-end changed from August 31 to September 30, effective
  September 30, 2004.
**Inception.
 +The average weighted expense ratio of the underlying funds was 0.22%. ++Annualized.
================================================================================


TARGET RETIREMENT 2025 FUND
--------------------------------------------------------------------------------
                                          SEPT. 1, 2004 TO    OCT. 27, 2003** TO
                                           SEPT. 30, 2004*         AUG. 31, 2004
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $10.69                $10.00
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                .02                   .13
 Capital Gains Distributions Received                  --                    --
 Net Realized and Unrealized Gain (Loss)
  on Investments                                      .11                   .62
--------------------------------------------------------------------------------
  Total from Investment Operations                    .13                   .75
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                  --                  (.06)
 Distributions from Realized Capital Gains             --                    --
--------------------------------------------------------------------------------
  Total Distributions                                  --                  (.06)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $10.82                $10.69
--------------------------------------------------------------------------------

TOTAL RETURN                                         1.22%                 7.52%
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                $495                  $453
 Ratio of Expenses to Average Net Assets               0%+                    0%
 Ratio of Net Investment Income to Average
  Net Assets                                         2.55%++             2.33%++
 Turnover Rate                                          0%                    3%
--------------------------------------------------------------------------------
 *The fund's fiscal year-end changed from August 31 to September 30, effective
  September 30, 2004.
**Inception.
 +The average weighted expense ratio of the underlying funds was 0.22%. ++Annualized.
================================================================================

TARGET RETIREMENT 2035 FUND
--------------------------------------------------------------------------------
                                          SEPT. 1, 2004 TO    OCT. 27, 2003** TO
                                           SEPT. 30, 2004*         AUG. 31, 2004
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $10.76                $10.00
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                .03                  .115
 Capital Gains Distributions Received                  --                    --
 Net Realized and Unrealized Gain (Loss)
  on Investments                                      .13                  .710
--------------------------------------------------------------------------------
  Total from Investment Operations                    .16                  .825
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                  --                 (.065)
 Distributions from Realized Capital Gains             --                    --
--------------------------------------------------------------------------------
  Total Distributions                                  --                 (.065)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $10.92                $10.76
--------------------------------------------------------------------------------

TOTAL RETURN                                         1.49%                 8.27%
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                $236                  $211
 Ratio of Expenses to Average Net Assets               0%+                    0%
 Ratio of Net Investment Income to Average
  Net Assets                                         1.97%++             1.70%++
 Turnover Rate                                          0%                    2%
--------------------------------------------------------------------------------
 *The fund's fiscal year-end changed from August 31 to September 30, effective
  September 30, 2004.
**Inception.
 +The average weighted expense ratio of the underlying funds was 0.22%. ++Annualized.
================================================================================


TARGET RETIREMENT 2045 FUND
--------------------------------------------------------------------------------
                                          SEPT. 1, 2004 TO    OCT. 27, 2003** TO
                                           SEPT. 30, 2004*         AUG. 31, 2004
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $10.80                $10.00
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                .03                   .11
 Capital Gains Distributions Received                  --                    --
 Net Realized and Unrealized Gain (Loss)
  on Investments                                      .15                   .76
--------------------------------------------------------------------------------
  Total from Investment Operations                    .18                   .87
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                  --                  (.07)
 Distributions from Realized Capital Gains             --                    --
--------------------------------------------------------------------------------
  Total Distributions                                  --                  (.07)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $10.98                $10.80
--------------------------------------------------------------------------------

TOTAL RETURN                                         1.67%                 8.72%
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                 $85                   $76
 Ratio of Expenses to Average Net Assets               0%+                    0%
 Ratio of Net Investment Income to Average
  Net Assets                                         1.65%++             1.38%++
 Turnover Rate                                          0%                    7%
--------------------------------------------------------------------------------
 *The fund's fiscal year-end changed from August 31 to September 30, effective
  September 30, 2004.
**Inception.
 +The average weighted expense ratio of the underlying funds was 0.22%. ++Annualized.
================================================================================

36

================================================================================
 INVESTING WITH VANGUARD

 This section of the prospectus explains the basics of doing business with Vanguard. Vanguard reserves the right to change these policies, without advance notice to shareholders.

                                  BUYING SHARES
                                REDEEMING SHARES
                                EXCHANGING SHARES
                           OTHER RULES YOU SHOULD KNOW
                            FUND AND ACCOUNT UPDATES
                               CONTACTING VANGUARD

================================================================================
BUYING SHARES

ACCOUNT MINIMUMS

TO OPEN AND MAINTAIN AN ACCOUNT. $3,000 for regular accounts; $1,000 for IRAs (excluding SEP-IRAs) and most custodial accounts for minors.

TO ADD TO AN EXISTING ACCOUNT. $50 by Automatic Investment Plan; $100 by check, exchange, or electronic bank transfer (other than Automatic Investment Plan); $1,000 by wire.

 Vanguard reserves the right to increase or decrease the minimum amount required to open or maintain an account, or to add to an existing account, without prior notice.

HOW TO BUY SHARES

ONLINE TRANSACTIONS. On our website at www.vanguard.com, you may open certain types of accounts, initiate electronic bank transfers, and exchange the proceeds of a redemption from one fund to a new or existing fund account.

BY CHECK. To open an account, mail your check and a completed account registration form to Vanguard. When adding to an existing account, send your check with an Invest-by-Mail form detached from your last account statement. Make your check payable to: The Vanguard Group--"Fund number". For a list of Fund numbers and addresses, see Contacting Vanguard.

BY EXCHANGE PURCHASE. You can purchase shares by telephone or mail with the proceeds of a redemption from another Vanguard fund. See Exchanging Shares and Other Rules You Should Know.

BY WIRE. Call Vanguard to purchase shares by wire. See Contacting Vanguard.

BY ELECTRONIC BANK TRANSFER. In order to perform electronic bank transfers, you must designate a bank account by completing a special form or the appropriate section of your account registration form. Then you can make purchases on a regular schedule (Automatic Investment Plan) or whenever you wish by electronic bank transfer. Your transaction can be accomplished online, by telephone, or by mail if your request is in good order. For further information about these options, consult our website at www.vanguard.com or see Contacting Vanguard.

GOOD ORDER. You must include complete and accurate required information on your purchase request. See Other Rules You Should Know--Good Order. The requirements vary among types of accounts and transactions.

YOUR PURCHASE PRICE
BY CHECK (TO PURCHASE ALL FUNDS OTHER THAN MONEY MARKET FUNDS), BY EXCHANGE, OR BY WIRE. You buy shares at a fund's NAV determined as of your TRADE DATE. A purchase request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) receives a trade date of the same day, and a purchase request received after that time receives a trade date of the first business day following the date of receipt.

BY CHECK (TO PURCHASE MONEY MARKET FUNDS ONLY). For a check purchase request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), the trade date is the first business day following the date of receipt. For a purchase request received after that time, the trade date is the second business day following the date of receipt. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date is always one day later than for other funds.

BY ELECTRONIC BANK TRANSFER (OTHER THAN AUTOMATIC INVESTMENT PLAN). For all Vanguard funds, a purchase request received by Vanguard on a business day before 10 p.m., Eastern time, will receive a trade date of the next business day.

BY ELECTRONIC BANK TRANSFER (WITH AUTOMATIC INVESTMENT PLAN). Your Vanguard account's trade date will be one business day before the date you designated for withdrawal from your bank account.

For further information about these options, consult our website at www.vanguard.com or see Contacting Vanguard.

38

PURCHASE RULES YOU SHOULD KNOW

^CHECK PURCHASES. All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. Vanguard does not accept cash, traveler's checks, or money orders. In addition, to protect the funds from fraud, Vanguard may refuse "starter checks" and checks made payable to third parties.

^NEW ACCOUNTS. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right to close your account or take such other steps as we deem reasonable.

^REJECTION OF PURCHASES. Vanguard reserves the right to reject any purchase request at any time and without notice. This includes the right to reject any purchase request because of a history of frequent trading by the investor, or that may disrupt a fund's operation or performance. Please call us before attempting to invest a large dollar amount.

^NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will NOT cancel any transaction once it has been initiated and a confirmation number has been assigned (if applicable).

^FUTURE PURCHASES. All Vanguard funds reserve the right to stop selling shares or to reject specific purchase requests, including purchases by exchange from another Vanguard fund. These rights apply at any time, for any reason, and without notice.

REDEEMING SHARES


HOW TO REDEEM SHARES
Be sure to check Other Rules You Should Know before initiating your request.

ONLINE TRANSACTIONS. You may perform a redemption, initiate electronic bank transfers, and exchange the proceeds of a redemption from one fund to purchase shares of another fund through our website at www.vanguard.com.

BY TELEPHONE. Contact Vanguard by telephone to request a redemption. For telephone numbers, see Contacting Vanguard.

BY MAIL. Send your written redemption instructions in good order to Vanguard. For addresses, see Contacting Vanguard.

BY ELECTRONIC BANK TRANSFER. In order to perform electronic bank transfers, you must designate a bank account by completing a special form or the appropriate section of your account registration form. Then you can make redemptions on a regular schedule (Automatic Withdrawal Plan) or whenever you wish by electronic bank transfer. Your transaction can be accomplished online, by telephone, or by mail if your request is in good order. For further information about these options, consult our website at www.vanguard.com or see Contacting Vanguard.

GOOD ORDER. You must include complete and accurate required information on your redemption request. See Other Rules You Should Know--Good Order. The requirements vary among types of accounts and transactions.

YOUR REDEMPTION PRICE
You redeem shares at a fund's next-determined NAV after Vanguard receives your redemption request, including any special documentation required under the circumstances. As long as your request is received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), your shares are redeemed at that day's NAV. This is known as your TRADE DATE.

TYPES OF REDEMPTIONS

^BY CHECK. Unless instructed otherwise, Vanguard will mail you a check, normally within two business days of your trade date.

^BY EXCHANGE. You may instruct Vanguard to apply the proceeds of your redemption to purchase shares of another Vanguard fund. See Exchanging Shares and Other Rules You Should Know.

^BY AUTOMATIC WITHDRAWAL PLAN OR OTHER ELECTRONIC BANK TRANSFER. Proceeds of redeemed shares will be credited to your bank account two business days after your trade date. Minimum electronic redemption is $100.

^BY WIRE. When redeeming from a money market fund or a bond fund, you may instruct Vanguard to wire your redemption proceeds ($1,000 minimum) to a previously designated bank account. Wire redemptions generally are not available for Vanguard's balanced or stock funds. The wire redemption option is not automatic; you must establish it either online or by completing a special form or the appropriate section of your account registration form. Vanguard charges a $5 fee for wire redemptions under $5,000.

Money Market Funds: For telephone requests received by Vanguard by 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard(R) Prime Money Market Fund), the redemption proceeds will leave Vanguard by the close of business that same day. For other requests received before 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.

Bond Funds: For requests received by Vanguard by 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.

40

REDEMPTION RULES YOU SHOULD KNOW

^SPECIAL ACCOUNTS. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.

^POTENTIALLY DISRUPTIVE REDEMPTIONS. Vanguard reserves the right to pay all or part of your redemption in kind--that is, in the form of securities--if we reasonably believe that a cash redemption would disrupt the fund's operation or performance or that the shareholder may be engaged in frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of your redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption.

^RECENTLY PURCHASED SHARES. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if the fund does not have sufficient proceeds for payment.

^ADDRESS CHANGE. If you change your address online or by telephone, there may be a 15-day hold on online and telephone redemptions. Address change confirmations are sent to both the old and new addresses.

^PAYMENT TO A DIFFERENT PERSON OR ADDRESS. At your request, we can make your redemption check payable to a different person or send it to a different address. However, this requires the written consent of all registered account owners and may require a signature guarantee. You can obtain a signature guarantee from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. A notary public cannot provide a signature guarantee.

^NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will NOT cancel any transaction once it has been initiated and a confirmation number has been assigned (if applicable).

^EMERGENCY CIRCUMSTANCES. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the New York Stock Exchange is closed or during emergency circumstances, as determined by the U.S. Securities and Exchange Commission.

EXCHANGING SHARES

An exchange is the redemption of assets from one Vanguard fund that are used to purchase shares in another Vanguard fund. All open Vanguard funds accept exchange requests online (through your account registered with Vanguard.com), by telephone, or by mail. However, because excessive exchanges can disrupt management of a fund and increase the fund's costs for all shareholders, Vanguard places certain limits on the exchange privilege.

 For the U.S. STOCK INDEX FUNDS, 500 INDEX FUND, U.S. SECTOR INDEX FUNDS, INTERNATIONAL STOCK INDEX FUNDS, DEVELOPED MARKETS INDEX FUND, TOTAL INTERNATIONAL STOCK INDEX FUND, INSTITUTIONAL DEVELOPED MARKETS INDEX FUND, REIT INDEX FUND, BALANCED INDEX FUND, CALVERT SOCIAL INDEX FUND, INTERNATIONAL GROWTH FUND, INTERNATIONAL VALUE FUND, INTERNATIONAL EXPLORER(TM) FUND, or GROWTH AND INCOME FUND, you may request no more than two exchanges OUT of the fund online or by telephone within any 12-month period.

 Funds may be added to or deleted from this list at any time, without notice to shareholders.

 For ALL VANGUARD FUNDS, the following limit generally applies:

- No more than two substantive "round trips" through a non-money-market fund during any 12-month period. A "round trip" is an exchange redemption OUT of a fund (by any means) followed by an exchange purchase back INTO the same fund (by any means). "Substantive" means a dollar amount that Vanguard has determined, in its sole discretion, could adversely affect management of the fund.

 This limit does not apply to certain categories of transactions that Vanguard reasonably believes may not raise frequent- trading or market-timing concerns. These categories are:

- Systematic transactions, including those under Vanguard's Automatic Investment Plan, Automatic Exchange Service, Automatic Withdrawal Plan, and other rebalancing programs reviewed by Vanguard.

- Transactions within certain Vanguard advisory programs (such as Asset Management Services and Vanguard Fiduciary Services/(R)/).

- Transactions within certain retirement plans administered by Vanguard, for which other policies apply.

 This limit also will not apply if it would violate a law, regulation, or court order.

42

 This limit does not apply to omnibus accounts held through intermediaries. Please also see Other Rules You Should Know--Investing With Vanguard Through Other Firms regarding accounts held through intermediaries.

 Please note that Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. Also, in the event of a conflict between the exchange-privilege limitations of two funds, the stricter policy will apply to the transaction.


OTHER RULES YOU SHOULD KNOW


VANGUARD.COM(R)

^REGISTRATION. You can use your personal computer to review your account holdings, to buy, sell, or exchange shares of most Vanguard funds, and to perform most other transactions. To establish this service, you must register online.

^ELECTRONIC DELIVERY. Vanguard can deliver your account statements, transaction confirmations, and fund financial reports electronically. If you are a registered user of Vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preference under "My Profile." You can revoke your electronic consent at any time, and we will begin to send paper copies of these documents within 30 days of receiving your notice.

TELEPHONE TRANSACTIONS

^AUTOMATIC. When we set up your account, we'll automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.

^TELE-ACCOUNT(R). To conduct account transactions through Vanguard's automated telephone service, you must first obtain a Personal Identification Number (PIN). Call Tele-Account at 1-800-662-6273 to obtain a PIN, and allow seven days after requesting the PIN before using this service.

^PROOF OF A CALLER'S AUTHORITY. We reserve the right to refuse a telephone request if the caller is unable to provide the following information exactly as registered on the account:

- Authorization to act on the account (as the account owner or by legal documentation or other means).

- Account registration and address.

- Social Security or employer identification number.

- Fund name and account number, if applicable.

^SUBJECT TO REVISION. We reserve the right to revise or terminate Vanguard's telephone transaction service at any time, without notice.

GOOD ORDER

We reserve the right to reject any transaction instructions that are not in "good order." The requirements vary among types of accounts and transactions. Good order means that your instructions must include:

- The fund name and account number.

- The amount of the transaction (stated in dollars, shares, or percent).

 Written instructions also must include:

- Authorized signatures of all registered owners.

- Signature guarantees, if required for the type of transaction.*

- Any supporting legal documentation that may be required.

*Call Vanguard for specific signature-guarantee requirements.

FUTURE TRADE DATE REQUESTS

Vanguard does not accept requests to hold a purchase, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Investing With Vanguard--Buying, Redeeming, and Exchanging Shares.

ACCOUNTS WITH MORE THAN ONE OWNER

If an account has more than one owner or authorized person, Vanguard will accept telephone or online instructions from any one owner or authorized person.

RESPONSIBILITY FOR FRAUD

Vanguard will not be responsible for any account losses because of fraud, so long as we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements that we send to you. It is important that you contact Vanguard immediately about any transactions you believe to be unauthorized.

UNCASHED CHECKS

Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.

UNUSUAL CIRCUMSTANCES

If you experience difficulty contacting Vanguard online, by telephone, or by Tele-Account, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.

INVESTING WITH VANGUARD THROUGH OTHER FIRMS

You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, broker, or investment advisor.

44

 When intermediaries establish omnibus accounts in the Vanguard funds for their clients, we cannot monitor the individual clients' trading activity. However, we review trading activity at the omnibus account level, and we look for activity that may indicate potential frequent trading or market-timing. If we detect suspicious trading activity, we will seek the assistance of the intermediary to investigate that trading activity and take appropriate action, including prohibiting additional purchases of fund shares by a client.

 Intermediaries may apply frequent-trading policies that differ from those described in this prospectus. If you invest with Vanguard through an intermediary, please read that firm's program materials carefully to learn of any rules or fees that may apply.

LOW-BALANCE ACCOUNTS

All Vanguard funds reserve the right to liquidate any investment-only retirement-plan account or any nonretirement account whose balance falls below the minimum initial investment. If a fund has a redemption fee, the fee will apply to shares redeemed upon closure of the account.

 For most nonretirement accounts, Vanguard deducts a $10 fee in June if the fund account balance is below $2,500. This fee can be waived if your total Vanguard account assets are $50,000 or more.

CUSTODIAL FEES

Vanguard charges a custodial fee of $10 a year for each IRA fund account with a balance of less than $5,000. The fee can be waived if you have assets totaling $50,000 or more at Vanguard in any combination of accounts under your Social Security number, including IRAs, employer-sponsored retirement plans, brokerage accounts, annuities, and non-IRA accounts.

RIGHT TO CHANGE POLICIES

In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right to (1) alter, add, or discontinue any conditions of purchase, service, or privilege at any time without notice; (2) accept initial purchases by telephone; (3) freeze any account and suspend account services when Vanguard has received reasonable notice of a dispute between the registered or beneficial account owners or when we reasonably believe a fraudulent transaction may occur or has occurred; (4) alter, impose, discontinue, or waive any redemption, low-balance account, account maintenance, or other fees charged to a group of shareholders; and (5) redeem an account, without the owner's permission to do so, in cases of threatening conduct or suspicious, fraudulent, or illegal activity. Changes may affect all investors or only those in certain classes or groups. These actions will be taken when, in the sole discretion of Vanguard management, we reasonably believe they are deemed to be in the best interest of a fund.

FUND AND ACCOUNT UPDATES

CONFIRMATION STATEMENTS

We will send a confirmation statement to verify your trade date and the amount of your transaction when you buy, sell, or exchange shares. However, we will not send such statements if they reflect only money market checkwriting or the reinvestment of dividends or capital gains distributions. Promptly review each confirmation statement that we send to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the confirmation statement.

PORTFOLIO SUMMARIES

We will send quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, and transfers for the current calendar year. Promptly review each summary that we send to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary.

TAX STATEMENTS

We will send annual tax statements to assist you in preparing your income tax returns. These statements, which are generally mailed in January, will report the previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs and other retirement plans.

AVERAGE-COST REVIEW STATEMENTS

For most taxable accounts, average-cost review statements will accompany annual 1099B tax statements. These statements show the average cost of shares that you redeemed during the previous calendar year, using the average-cost single-category method, which is one of the methods established by the IRS.

ANNUAL AND SEMIANNUAL REPORTS

We will send you (electronically or by mail, as you prefer) financial reports about Vanguard Target Retirement Funds twice a year, in May and November. These comprehensive reports include overviews of the financial markets and provide the following specific Fund information:

- Performance assessments with comparisons with industry benchmarks.

- Financial statements with detailed listings of the Funds' holdings.

 Vanguard attempts to eliminate the unnecessary expense of duplicate mailings by sending just one report when two or more shareholders have the same last name and address. You may request individual reports by contacting our Client Services Department in writing, by telephone, or by e-mail.

46


PORTFOLIO HOLDINGS

We generally post on our website at www.vanguard.com a detailed list of the securities held in the Fund (portfolio holdings) as of the most recent calendar-quarter end in the "Holdings" section of the Fund's Profile page, 30 days after the end of the calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We generally post on our website at www.vanguard.com the ten largest stock portfolio holdings of the Fund, and the percentage that each of these holdings represents of the Fund's total assets, as of the most recent calendar-quarter end in the "Holdings" section of the Fund's Profile page, 15 calendar days after the end of the calendar quarter. These postings generally remain until replaced by new postings as described above. Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.


CONTACTING VANGUARD

ONLINE

VANGUARD.COM

- For the most complete source of Vanguard news

- For fund, account, and service information

- For most account transactions

- For literature requests

- 24 hours a day, 7 days a week

VANGUARD TELE-ACCOUNT(R)
1-800-662-6273
(ON-BOARD)

- For automated fund and account information

- For redemptions by check, exchange (subject to certain limitations), or wire

- Toll-free, 24 hours a day, 7 days a week

INVESTOR INFORMATION
1-800-662-7447 (SHIP)
(Text telephone at
1-800-952-3335)

- For fund and service information

- For literature requests

- Business hours only

CLIENT SERVICES
1-800-662-2739 (CREW)
(Text telephone at
1-800-749-7273)

- For account information

- For most account transactions

- Business hours only

INSTITUTIONAL DIVISION
1-888-809-8102

- For information and services for large institutional investors

- Business hours only

INTERMEDIARY SALES SUPPORT
1-800-997-2798

- For information and services for financial intermediaries including broker-dealers, trust institutions, insurance companies, and financial advisors

- Business hours only

VANGUARD ADDRESSES

Please be sure to use the correct address, depending on your method of delivery. Use of an incorrect address could delay the processing of your transaction.

REGULAR MAIL (INDIVIDUALS):
The Vanguard Group
P.O. Box 1110
Valley Forge, PA 19482-1110

REGULAR MAIL (INSTITUTIONS):
The Vanguard Group
P.O. Box 2900
Valley Forge, PA 19482-2900

REGISTERED, EXPRESS, OR OVERNIGHT MAIL:
The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815

FUND NUMBERS
Please use the specific fund number when contacting us about: Vanguard Target Retirement Income Fund--308 Vanguard Target Retirement 2005 Fund--302 Vanguard Target Retirement 2015 Fund--303 Vanguard Target Retirement 2025 Fund--304 Vanguard Target Retirement 2035 Fund--305 Vanguard Target Retirement 2045 Fund--306



The Vanguard Group, Vanguard, Vanguard.com, Plain Talk, Vanguard Tele-Account, Tele-Account, Explorer, VIPER, Vanguard Fiduciary Services, and the ship logo are trademarks of The Vanguard Group, Inc. 500 is a trademark of The McGraw-Hill Companies, Inc., and has been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the fund. Calvert Social Index is a trademark of Calvert Group, Ltd., and has been licensed for use by The Vanguard Group, Inc. Vanguard Calvert Social Index Fund is not sponsored, endorsed, sold, or promoted by Calvert Group, Ltd., and Calvert Group, Ltd., makes no representation regarding the advisability of investing in the fund. All other marks are the exclusive property of their respective owners.

                      (THIS PAGE INTENTIONALLY LEFT BLANK.)

GLOSSARY OF INVESTMENT TERMS

ACTIVE MANAGEMENT
An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

BOND
A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and make regular interest payments until that date.

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

COUPON
The interest rate paid by the issuer of a debt security until its maturity. It is expressed as an annual percentage of the face value of the security.

DIVIDEND DISTRIBUTION
Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.

FUND OF FUNDS
A mutual fund that pursues its objective by investing in other mutual funds rather than in individual securities.

INDEX
An unmanaged group of securities whose overall performance is used as a standard to measure investment performance.

INTERNATIONAL STOCK FUND
A mutual fund that invests in the stocks of companies located outside the United States.

INVESTMENT ADVISOR
An organization that makes the day-to-day decisions regarding a fund's investments.

MEDIAN MARKET CAP
An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

MUTUAL FUND
An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

PASSIVE MANAGEMENT
A low-cost investment strategy in which a mutual fund attempts to track--rather than outperform--a particular stock or bond market index; also known as indexing.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                                  {SHIP GRAPHIC}
                                                          THE VANGUARD GROUP (R)
                                                            Post Office Box 2600
                                                     Valley Forge, PA 19482-2600


FOR MORE INFORMATION
If you would like more information about Vanguard Target Retirement Funds, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS
Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Funds.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Funds or other Vanguard funds, please contact us as follows:

THE VANGUARD GROUP
INVESTOR INFORMATION DEPARTMENT
P.O. BOX 2600
VALLEY FORGE, PA 19482-2600

TELEPHONE:
1-800-662-7447 (SHIP)

TEXT TELEPHONE:
1-800-952-3335

WORLD WIDE WEB:
WWW.VANGUARD.COM

If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:

CLIENT SERVICES DEPARTMENT
TELEPHONE:
1-800-662-2739 (CREW)

TEXT TELEPHONE:
1-800-749-7273

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC) You can review and copy information about the Funds (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Funds are also available in the EDGAR Database on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

                                                   Funds' Investment Company Act
                                                           file number: 811-4098

                                               (C) 2004 The Vanguard Group, Inc.
                                                            All rights reserved.
                                                 Vanguard Marketing Corporation,
                                                                    Distributor.

                                                                     P308 012005

                   VANGUARD(R) TARGET RETIREMENT FUNDS


              For Participants . January 31, 2005

     This prospectus
 contains financial data
   for the Funds through
 the fiscal period ended
    September 30, 2004.


                                          VANGUARD TARGET RETIREMENT INCOME FUND

                                            VANGUARD TARGET RETIREMENT 2005 FUND

                                            VANGUARD TARGET RETIREMENT 2015 FUND

                                            VANGUARD TARGET RETIREMENT 2025 FUND

                                            VANGUARD TARGET RETIREMENT 2035 FUND

                                            VANGUARD TARGET RETIREMENT 2045 FUND

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VANGUARD TARGET RETIREMENT FUNDS
Participant Prospectus

January 31, 2005


================================================================================
CONTENTS
--------------------------------------------------------------------------------
  1 AN INTRODUCTION TO VANGUARD TARGET RETIREMENT FUNDS

  1 FUND PROFILES
    1 Vanguard Target Retirement
      Income Fund
    4 Vanguard Target Retirement 2005 Fund
    7 Vanguard Target Retirement 2015 Fund
   10 Vanguard Target Retirement 2025 Fund
   13 Vanguard Target Retirement 2035 Fund
   16 Vanguard Target Retirement 2045 Fund
 19 MORE ON THE FUNDS
 27 THE FUNDS AND VANGUARD
 28 INVESTMENT ADVISOR
 28 DIVIDENDS, CAPITAL GAINS,
    AND TAXES
 29 SHARE PRICE
 29 FINANCIAL HIGHLIGHTS
 34 INVESTING WITH VANGUARD
 36 ACCESSING FUND INFORMATION
    BY COMPUTER

 GLOSSARY OF INVESTMENT TERMS
================================================================================

================================================================================
WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the investment objective, policies, strategies, and risks associated with each Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk(R) explanations along the way. Reading the prospectus will help you decide whether a Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

This prospectus is intended for participants in employer-sponsored retirement or savings plans. Another version--for investors who would like to open a personal investment account--can be obtained by calling Vanguard at 1-800-662-7447.
--------------------------------------------------------------------------------

AN INTRODUCTION TO VANGUARD TARGET RETIREMENT FUNDS

This prospectus provides information about the Vanguard Target Retirement Funds, a group of mutual funds that separately invest in up to five other Vanguard stock, bond, and money market mutual funds. Because they invest in other funds, rather than in individual securities, each Fund is considered a "fund of funds."

 The Target Retirement Income Fund is designed for investors currently in retirement, and its investments are expected to remain stable over time. The other Target Retirement Funds are designed for investors who plan to retire close to the year indicated in the Funds' names. These Funds' investment allocations will become more conservative over time as the target retirement date draws closer. The Funds' asset allocations are based on Vanguard's experience in providing investment advice to our clients.

 Below you'll find profiles that summarize the key features of each Fund. Following the profiles, there is important additional information about the Funds.

================================================================================
                                PLAIN TALK ABOUT
                                 "FUND OF FUNDS"

 The term "fund of funds" is used to describe a mutual fund that pursues its objective by investing in other mutual funds, rather than in individual stocks or bonds. A fund of funds may charge for its own direct expenses, in addition to bearing a proportionate share of the expenses charged by the underlying funds in which it invests. A fund of funds is best suited for long-term investors.
================================================================================

FUND PROFILE--VANGUARD(R) TARGET RETIREMENT INCOME FUND

INVESTMENT OBJECTIVE
The Fund seeks to provide current income and some capital appreciation.

PRIMARY INVESTMENT STRATEGIES
The Fund invests in other Vanguard mutual funds according to an asset allocation strategy designed for investors currently in retirement. The percentages of the Fund's assets allocated to each of the underlying funds are:

- Vanguard(R) Total Bond Market Index Fund         50.0%
- Vanguard(R) Inflation-Protected Securities Fund  25.0%
- Vanguard(R) Total Stock Market Index Fund        20.0%
- Vanguard(R) Prime Money Market Fund               5.0%

 The Fund's indirect bond holdings are a diversified mix of short-, intermediate-, and long-term investment-grade, taxable U.S. government, U.S. agency, and corporate bonds; inflation-indexed bonds issued by the U.S. government; and mortgage-backed securities. The indirect stock holdings consist substantially of large-capitalization U.S. stocks and, to a lesser extent, of mid- and small-cap U.S. stocks.

 The Fund's indirect short-term investments consist of high-quality, short-term money market instruments.

2

PRIMARY RISKS
The Fund is subject to several stock and bond market risks, any of which could cause an investor to lose money. However, because bonds and short-term investments usually are less volatile than stocks, and because the Fund invests most of its assets in bonds and short-term investments, the Fund's overall level of risk should be relatively low.

- With approximately 80% of its assets allocated to bonds and money market instruments, the Fund is primarily subject to the following risks: interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates; income risk, which is the chance that the underlying fund's income will decline because of falling interest rates; credit risk, which is the chance that the issuer of a security will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that security to decline, thus reducing the underlying fund's return; and call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call--or repay--securities with higher coupons (interest rates) before their maturity dates. The underlying fund would lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income. For mortgage-backed securities, this risk is known as prepayment risk.

- With approximately 20% of its assets allocated to stocks, the Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

- The Fund is also subject to manager risk, which is the chance that poor security selection will cause the Fund's actively managed underlying funds--and, thus, the Fund itself--to underperform funds with a similar investment objective.

- The Fund is also subject to asset allocation risk, which is the chance that the selection of underlying funds and the allocation of Fund assets to those funds will cause the Fund to underperform other funds with a similar investment objective.

For additional information on investment risks, see MORE ON THE FUNDS.

PERFORMANCE/RISK INFORMATION


The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows the performance of the Fund in its first full calendar year. The table shows how the average annual total returns of the Fund compare with those of a relevant market index and a composite bond/stock index. Keep in mind that the Fund's past returns (before and after taxes) do not indicate how it will perform in the future.

      ----------------------------------------------------
                      ANNUAL TOTAL RETURN
                    SCALE RANGE -10% to 20%

                            2004   6.82%
      ----------------------------------------------------

 During the period shown in the bar chart, the highest return for a calendar quarter was 3.15% (quarter ended December 31, 2004), and the lowest return for a quarter was -1.72% (quarter ended June 30, 2004).

            AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------
                                                                           SINCE
                                                       1 YEAR         INCEPTION*
--------------------------------------------------------------------------------
Vanguard Target Retirement Income Fund                  6.82%              8.00%
--------------------------------------------------------------------------------
Comparative Indexes (reflect no deduction for fees or expenses)
 Lehman Brothers Aggregate Bond Index                   4.34%              4.80%
 Target Income Composite Index**                        6.90               8.16
--------------------------------------------------------------------------------
 *Since-inception returns are from October 27, 2003--the inception date of the Fund--through December 31, 2004.
**Derived by applying the Fund's target allocation to the results of the following benchmarks: for bonds, the Lehman Brothers Aggregate Bond Index and the Lehman Brothers Treasury Inflation Notes Index; for stocks, the Dow Jones Wilshire 5000 Index; and for short-term investments, the Citigroup 3-Month Treasury Bill Index.
--------------------------------------------------------------------------------


FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund, and by the Fund's underlying funds, for buying and selling securities are not reflected in the table. The expenses shown under Annual Fund Operating Expenses are based on estimated amounts for the current fiscal year.

      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                           None
      Purchase Fee:                                                       None
      Sales Charge (Load) Imposed on Reinvested Dividends:                None
      Redemption Fee:                                                     None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                                None
      12b-1 Distribution Fee:                                             None
      Other Expenses:                                                     None
      Total Annual Fund Operating Expenses:                             None*
      Annualized Indirect Expense Ratio:                                 0.21%*

    *Although the Fund is not expected to incur any net expenses directly, the Fund's shareholders indirectly bear the expenses of the underlying Vanguard funds in which the Fund invests. See THE FUNDS AND VANGUARD.

 The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses of the Fund and its underlying funds match our estimates. The results apply whether or not you redeem your investment at the end of the given period.


   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
   $22           $68       $118          $268
--------------------------------------------------

 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

4

================================================================================
ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS                      NEWSPAPER ABBREVIATION
Distributed quarterly in March, June,            TgtRetInc
September, and December
                                                 VANGUARD FUND NUMBER
INVESTMENT ADVISOR                               308
The Vanguard Group, Valley Forge, Pa.,
since inception                                  CUSIP NUMBER
                                                 92202E102
INCEPTION DATE
October 27, 2003                                 TICKER SYMBOL
                                                 VTINX
NET ASSETS AS OF SEPTEMBER 30, 2004
$315 million
================================================================================

FUND PROFILE--VANGUARD(R) TARGET RETIREMENT 2005 FUND

INVESTMENT OBJECTIVE
The Fund seeks to provide capital appreciation and current income consistent with its current asset allocation.

PRIMARY INVESTMENT STRATEGIES
The Fund invests in other Vanguard mutual funds according to an asset allocation strategy designed for investors planning to retire in or within a few years of 2005. The Fund's asset allocation will become more conservative over time. Within 5 to 10 years after 2005, the Fund's asset allocation should become similar to that of the Target Retirement Income Fund. The asset allocation for the Fund, as of September 30, 2004, was as follows:

- Vanguard Total Bond Market Index Fund 50.0%
- Vanguard Total Stock Market Index Fund 32.9%
- Vanguard Inflation-Protected Securities Fund 16.4%
- Vanguard Prime Money Market Fund 0.7%

 The Fund's indirect bond holdings are a diversified mix of short-, intermediate-, and long-term investment-grade, taxable U.S. government, U.S. agency, and corporate bonds; inflation-indexed bonds issued by the U.S. government; and mortgage-backed securities. The indirect stock holdings consist substantially of large-capitalization U.S. stocks and, to a lesser extent, of mid- and small-cap U.S. stocks.

PRIMARY RISKS
The Fund is subject to several stock and bond market risks, any of which could cause an investor to lose money. However, because bonds usually are less volatile than stocks, and because the Fund invests more than half of its assets in fixed income securities, the Fund's overall level of risk should be low to moderate.

- With approximately 65% of its assets allocated to bonds, the Fund is subject to bond risks: interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates; income risk, which is the chance that the underlying fund's income will decline because of falling interest rates; credit risk, which is the chance that the issuer of a security will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that security to decline, thus reducing the underlying fund's return; and call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call--or repay--securities with higher coupons (interest rates) before their maturity dates. The underlying fund would lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income. For mortgage-backed securities, this risk is known as prepayment risk.

- With approximately 35% of its assets allocated to stocks, the Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

- The Fund is also subject to manager risk, which is the chance that poor security selection will cause the actively managed underlying fund--and, thus, the Fund itself--to underperform funds with a similar investment objective.

- The Fund is also subject to asset allocation risk, which is the chance that the selection of underlying funds and the allocation of Fund assets to those funds will cause the Fund to underperform other funds with a similar investment objective.

For additional information on investment risks, see MORE ON THE FUNDS.

PERFORMANCE/RISK INFORMATION


The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows the performance of the Fund in its first full calendar year. The table shows how the average annual total returns of the Fund compare with those of relevant market indexes and a composite bond/stock index. Keep in mind that the Fund's past returns (before and after taxes) do not indicate how it will perform in the future.

      ----------------------------------------------------
                      ANNUAL TOTAL RETURN
                   SCALE RANGE -10% to 20%

                         2004   7.71%
      ----------------------------------------------------

 During the period shown in the bar chart, the highest return for a calendar quarter was 4.27% (quarter ended December 31, 2004), and the lowest return for a quarter was -1.22% (quarter ended June 30, 2004).

6



            AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------
                                                                          SINCE
                                                       1 YEAR         INCEPTION*
--------------------------------------------------------------------------------
Vanguard Target Retirement 2005 Fund                    7.71%              9.89%
--------------------------------------------------------------------------------
Comparative Indexes (reflect no deduction for fees or expenses)
 Lehman Brothers Aggregate Bond Index                   4.34%              4.80%
 Dow Jones Wilshire 5000 Index                         12.62              18.17
 Target 2005 Composite Index**                          7.67               9.99
--------------------------------------------------------------------------------
 *Since-inception returns are from October 27, 2003--the inception date of the Fund--through December 31, 2004.
**Derived by applying the Fund's target allocation to the results of the following benchmarks: for bonds, the Lehman Brothers Aggregate Bond Index and the Lehman Brothers Treasury Inflation Notes Index; for stocks, the Dow Jones Wilshire 5000 Index; and for short-term investments, the Citigroup 3-Month Treasury Bill Index.
--------------------------------------------------------------------------------


FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund, and by the Fund's underlying funds, for buying and selling securities are not reflected in the table. The expenses shown under Annual Fund Operating Expenses are based on estimated amounts for the current fiscal year.

      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                           None
      Purchase Fee:                                                       None
      Sales Charge (Load) Imposed on Reinvested Dividends:                None
      Redemption Fee:                                                     None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                                None
      12b-1 Distribution Fee:                                             None
      Other Expenses:                                                     None
      Total Annual Fund Operating Expenses:                             None*
      Annualized Indirect Expense Ratio:                                 0.21%*

    *Although the Fund is not expected to incur any net expenses directly, the Fund's shareholders indirectly bear the expenses of the underlying Vanguard funds in which the Fund invests. See THE FUNDS AND VANGUARD.

 The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses of the Fund and its underlying funds match our estimates. The results apply whether or not you redeem your investment at the end of the given period.

   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
    $22          $68        $118         $268
--------------------------------------------------

 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

================================================================================
ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS              NEWSPAPER ABBREVIATION
Distributed annually in December         TgtRe2005

INVESTMENT ADVISOR                       VANGUARD FUND NUMBER
The Vanguard Group, Valley Forge, Pa.,   302
since inception
                                         CUSIP NUMBER
INCEPTION DATE                           92202E201
October 27, 2003
                                         TICKER SYMBOL
NET ASSETS AS OF SEPTEMBER 30, 2004      VTOVX
$237 million
================================================================================

FUND PROFILE--VANGUARD(R) TARGET RETIREMENT 2015 FUND

INVESTMENT OBJECTIVE
The Fund seeks to provide capital appreciation and current income consistent with its current asset allocation.

PRIMARY INVESTMENT STRATEGIES
The Fund invests in other Vanguard mutual funds according to an asset allocation strategy designed for investors planning to retire in or within a few years of 2015. The Fund's asset allocation will become more conservative over time. Within 5 to 10 years after 2015, the Fund's asset allocation should become similar to that of the Target Retirement Income Fund. The asset allocation for the Fund, as of September 30, 2004, was as follows:

- Vanguard Total Bond Market Index Fund       50.0%
- Vanguard Total Stock Market Index Fund      38.7%
- Vanguard(R) European Stock Index Fund        6.8%
- Vanguard(R) Pacific Stock Index Fund         3.0%
- Vanguard Inflation-Protected Securities Fund 1.5%

 The Fund's indirect stock holdings consist substantially of large-capitalization U.S. stocks and, to a lesser extent, of mid- and small-cap U.S. stocks. The Fund also invests a portion of its assets in foreign stocks. The Fund's indirect bond holdings are a diversified mix of investment-grade, taxable U.S. government, U.S. agency, and corporate bonds, as well as mortgage-backed securities, all with maturities of more than 1 year.

PRIMARY RISKS
The Fund is subject to several stock and bond market risks, any of which could cause an investor to lose money. However, because bonds usually are less volatile than stocks, and because the Fund invests a significant portion of its assets in bonds, the Fund's overall level of risk should be moderate.

8

- With approximately 50% of its assets allocated to stocks, the Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund is also subject to the following risks associated with investments in foreign stocks: currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates; country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets; and regional risk, which is the chance that an entire region--namely, the European or Pacific region--will be hurt by political upheaval, financial troubles, or natural disasters.

- With approximately 50% of its assets allocated to bonds, the Fund is subject to bond risks: interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates; income risk, which is the chance that the underlying fund's income will decline because of falling interest rates; credit risk, which is the chance that the issuer of a security will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that security to decline, thus reducing the underlying fund's return; and call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call--or repay--securities with higher coupons (interest rates) before their maturity dates. The underlying fund would lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income. For mortgage-backed securities, this risk is known as prepayment risk.

- The Fund is also subject to asset allocation risk, which is the chance that the selection of underlying funds and the allocation of Fund assets to those funds will cause the Fund to underperform other funds with a similar investment objective.

For additional information on investment risks, see MORE ON THE FUNDS.

PERFORMANCE/RISK INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows the performance of the Fund in its first full calendar year. The table shows how the average annual total returns of the Fund compare with those of relevant market indexes and a composite bond/stock index. Keep in mind that the Fund's past returns (before and after taxes) do not indicate how it will perform in the future.

      ----------------------------------------------------
                       ANNUAL TOTAL RETURN
                    SCALE RANGE -10% to 20%

                           2004   9.04%
      ----------------------------------------------------

 During the period shown in the bar chart, the highest return for a calendar quarter was 5.89% (quarter ended December 31, 2004), and the lowest return for a quarter was -0.56% (quarter ended June 30, 2004).

            AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------
                                                                           SINCE
                                                       1 YEAR         INCEPTION*
--------------------------------------------------------------------------------
Vanguard Target Retirement 2015 Fund                    9.04%             12.09%
--------------------------------------------------------------------------------
Comparative Indexes (reflect no deduction for fees or expenses)
 Lehman Brothers Aggregate Bond Index                   4.34%              4.80%
 Dow Jones Wilshire 5000 Index                         12.62              18.17
 Target 2015 Composite Index**                          9.07              12.15
--------------------------------------------------------------------------------
 *Since-inception returns are from October 27, 2003--the inception date of the Fund--through December 31, 2004.
**Derived by applying the Fund's target allocation to the results of the following benchmarks: for bonds, the Lehman Brothers Aggregate Bond Index and the Lehman Brothers Treasury Inflation Notes Index; for stocks, the Dow Jones Wilshire 5000 Index; and for international stocks, the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE).
--------------------------------------------------------------------------------


FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund, and by the Fund's underlying funds, for buying and selling securities are not reflected in the table. The expenses shown under Annual Fund Operating Expenses are based on estimated amounts for the current fiscal year.

      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                           None
      Purchase Fee:                                                       None
      Sales Charge (Load) Imposed on Reinvested Dividends:                None
      Redemption Fee:                                                     None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                                None
      12b-1 Distribution Fee:                                             None
      Other Expenses:                                                     None
      Total Annual Fund Operating Expenses:                             None*
      Annualized Indirect Expense Ratio:                                 0.22%*

    *Although the Fund is not expected to incur any net expenses directly, the Fund's shareholders indirectly bear the expenses of the underlying Vanguard funds in which the Fund invests. See THE FUNDS AND VANGUARD.

 The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses of the Fund and its underlying funds match our estimates. The results apply whether or not you redeem your investment at the end of the given period.


   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
     $23         $71        $124         $280
--------------------------------------------------

10

 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

================================================================================
ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS              NEWSPAPER ABBREVIATION
Distributed annually in December         TgtRe2015

INVESTMENT ADVISOR                       VANGUARD FUND NUMBER
The Vanguard Group, Valley Forge, Pa.,   303
since inception
                                         CUSIP NUMBER
INCEPTION DATE                           92202E300
October 27, 2003
                                         TICKER SYMBOL
NET ASSETS AS OF SEPTEMBER 30, 2004      VTXVX
$470 million
================================================================================

FUND PROFILE--VANGUARD(R) TARGET RETIREMENT 2025 FUND

INVESTMENT OBJECTIVE
The Fund seeks to provide capital appreciation and current income consistent with its current asset allocation.

PRIMARY INVESTMENT STRATEGIES
The Fund invests in other Vanguard mutual funds according to an asset allocation strategy designed for investors planning to retire in or within a few years of 2025. The Fund's asset allocation will become more conservative over time. Within 5 to 10 years after 2025, the Fund's asset allocation should become similar to that of the Target Retirement Income Fund. The asset allocation for the Fund, as of September 30, 2004, was as follows:

- Vanguard Total Stock Market Index Fund 47.2%
- Vanguard Total Bond Market Index Fund 41.0%
- Vanguard European Stock Index Fund 8.2%
- Vanguard Pacific Stock Index Fund 3.6%

 The Fund's indirect stock holdings consist substantially of large-capitalization U.S. stocks and, to a lesser extent, of mid- and small-cap U.S. stocks. The Fund also invests a portion of its assets in foreign stocks. The Fund's indirect bond holdings are a diversified mix of investment-grade, taxable U.S. government, U.S. agency, and corporate bonds, as well as mortgage-backed securities, all with maturities of more than 1 year.

PRIMARY RISKS
The Fund is subject to several stock and bond market risks, any of which could cause an investor to lose money. Because stocks usually are more volatile than bonds, and because the Fund invests more of its assets in stocks, the Fund's overall level of risk should be higher than that of funds that invest the majority of their assets in bonds; however, the level of risk should be lower than that of funds investing entirely in stocks.

- With approximately 60% of its assets allocated to stocks, the Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund is also subject to the following risks associated with investments in foreign stocks: currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates; country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets; and regional risk, which is the chance that an entire region--namely, the European or Pacific region--will be hurt by political upheaval, financial troubles, or natural disasters.

- With approximately 40% of its assets allocated to bonds, the Fund is subject to bond risks: interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates; income risk, which is the chance that the underlying fund's income will decline because of falling interest rates; credit risk, which is the chance that the issuer of a security will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that security to decline, thus reducing the underlying fund's return; and call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call--or repay--securities with higher coupons (interest rates) before their maturity dates. The underlying fund would lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income. For mortgage-backed securities, this risk is known as prepayment risk.

- The Fund is also subject to asset allocation risk, which is the chance that the selection of underlying funds and the allocation of Fund assets to those funds will cause the Fund to underperform other funds with a similar investment objective.

For additional information on investment risks, see MORE ON THE FUNDS.

PERFORMANCE/RISK INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows the performance of the Fund in its first full calendar year. The table shows how the average annual total returns of the Fund compare with those of relevant market indexes and a composite stock/bond index. Keep in mind that the Fund's past returns (before and after taxes) do not indicate how it will perform in the future.

      ----------------------------------------------------
                     ANNUAL TOTAL RETURN
                  SCALE RANGE -10% to 20%

                        2004   10.11%
      ----------------------------------------------------

 During the period shown in the bar chart, the highest return for a calendar quarter was 6.95% (quarter ended December 31, 2004), and the lowest return for a quarter was -0.28% (quarter ended June 30, 2004).

12


            AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------
                                                                           SINCE
                                                       1 YEAR         INCEPTION*
--------------------------------------------------------------------------------
Vanguard Target Retirement 2025 Fund                   10.11%             13.75%
--------------------------------------------------------------------------------
Comparative Indexes (reflect no deduction for fees or expenses)
 Dow Jones Wilshire 5000 Index                         12.62%             18.17%
 Lehman Brothers Aggregate Bond Ind                     4.34               4.80
 Target 2025 Composite Index**                         10.08              13.74
--------------------------------------------------------------------------------
 *Since-inception returns are from October 27, 2003--the inception date of the Fund--through December 31, 2004.
**Derived by applying the Fund's target allocation to the results of the following benchmarks: for stocks, the Dow Jones Wilshire 5000 Index; for bonds, the Lehman Brothers Aggregate Bond Index; and for international stocks, the MSCI EAFE Index.
--------------------------------------------------------------------------------


FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund, and by the Fund's underlying funds, for buying and selling securities are not reflected in the table. The expenses shown under Annual Fund Operating Expenses are based on estimated amounts for the current fiscal year.

      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                           None
      Purchase Fee:                                                       None
      Sales Charge (Load) Imposed on Reinvested Dividends:                None
      Redemption Fee:                                                     None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                                None
      12b-1 Distribution Fee:                                             None
      Other Expenses:                                                     None
      Total Annual Fund Operating Expenses:                             None*
      Annualized Indirect Expense Ratio:                                 0.22%*

    *Although the Fund is not expected to incur any net expenses directly, the Fund's shareholders indirectly bear the expenses of the underlying Vanguard funds in which the Fund invests. See THE FUNDS AND VANGUARD.

 The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses of the Fund and its underlying funds match our estimates. The results apply whether or not you redeem your investment at the end of the given period.

   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
    $23          $71         $124         $280
--------------------------------------------------

 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

================================================================================
ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS              NEWSPAPER ABBREVIATION
Distributed annually in December         TgtRe2025

INVESTMENT ADVISOR                       VANGUARD FUND NUMBER
The Vanguard Group, Valley Forge, Pa.,   304
since inception
                                         CUSIP NUMBER
INCEPTION DATE                           92202E409
October 27, 2003
                                         TICKER SYMBOL
NET ASSETS AS OF SEPTEMBER 30, 2004      VTTVX
$495 million
================================================================================

FUND PROFILE--VANGUARD(R) TARGET RETIREMENT 2035 FUND

INVESTMENT OBJECTIVE
The Fund seeks to provide capital appreciation and current income consistent with its current asset allocation.

PRIMARY INVESTMENT STRATEGIES
The Fund invests in other Vanguard mutual funds according to an asset allocation strategy designed for investors planning to retire in or within a few years of 2035. The Fund's asset allocation will become more conservative over time. Within 5 to 10 years after 2035, the Fund's asset allocation should become similar to that of the Target Retirement Income Fund. The asset allocation for the Fund, as of September 30, 2004, was as follows:

- Vanguard Total Stock Market Index Fund 62.3%
- Vanguard Total Bond Market Index Fund 22.0%
- Vanguard European Stock Index Fund 10.9%
- Vanguard Pacific Stock Index Fund 4.8%

 The Fund's indirect stock holdings consist substantially of large-capitalization U.S. stocks and, to a lesser extent, of mid- and small-cap U.S. stocks. The Fund also invests a portion of its assets in foreign stocks. The Fund's indirect bond holdings are a diversified mix of investment-grade, taxable U.S. government, U.S. agency, and corporate bonds, as well as mortgage-backed securities, all with maturities of more than 1 year.

PRIMARY RISKS
The Fund is subject to several stock and bond market risks, any of which could cause an investor to lose money. Because stocks usually are more volatile than bonds, and because the Fund invests more of its assets in stocks, the Fund's overall level of risk should be higher than that of funds that invest the majority of their assets in bonds; however, the level of risk should be lower than that of funds investing entirely in stocks.

14

- With approximately 80% of its assets allocated to stocks, the Fund is primarily subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund is also subject to the following risks associated with investments in foreign stocks: currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates; country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets; and regional risk, which is the chance that an entire region--namely, the European or Pacific region--will be hurt by political upheaval, financial troubles, or natural disasters.

- With approximately 20% of its assets allocated to bonds, the Fund is subject to bond risks: interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates; income risk, which is the chance that the underlying fund's income will decline because of falling interest rates; credit risk, which is the chance that the issuer of a security will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that security to decline, thus reducing the underlying fund's return; and call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call--or repay--securities with higher coupons (interest rates) before their maturity dates. The underlying fund would lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income. For mortgage-backed securities, this risk is known as prepayment risk.

- The Fund is also subject to asset allocation risk, which is the chance that the selection of underlying funds and the allocation of Fund assets to those funds will cause the Fund to underperform other funds with a similar investment objective.

For additional information on investment risks, see MORE ON THE FUNDS.

PERFORMANCE/RISK INFORMATION


The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows the performance of the Fund in its first full calendar year. The table shows how the average annual total returns of the Fund compare with those of a relevant market index and a composite stock/bond index. Keep in mind that the Fund's past returns (before and after taxes) do not indicate how it will perform in the future.

      ----------------------------------------------------
                      ANNUAL TOTAL RETURN
                     SCALE RANGE -10% to 20%

                         2004   11.95%
      ----------------------------------------------------

 During the period shown in the bar chart, the highest return for a calendar quarter was 8.98% (quarter ended December 31, 2004), and the lowest return for a quarter was -0.64% (quarter ended September 30, 2004).

            AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------
                                                                           SINCE
                                                       1 YEAR         INCEPTION*
--------------------------------------------------------------------------------
Vanguard Target Retirement 2035 Fund                   11.95%             16.52%
--------------------------------------------------------------------------------
Comparative Indexes (reflect no deduction for fees or expenses)
 Dow Jones Wilshire 5000 Index                         12.62%             18.17%
 Target 2035 Composite Index**                         11.91              16.58
--------------------------------------------------------------------------------
 *Since-inception returns are from October 27, 2003--the inception date of the Fund--through December 31, 2004.
**Derived by applying the Fund's target allocation to the results of the following benchmarks: for stocks, the Dow Jones Wilshire 5000 Index; for bonds, the Lehman Brothers Aggregate Bond Index; and for international stocks, the MSCI EAFE Index.
--------------------------------------------------------------------------------


FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund, and by the Fund's underlying funds, for buying and selling securities are not reflected in the table. The expenses shown under Annual Fund Operating Expenses are based on estimated amounts for the current fiscal year.

      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                           None
      Purchase Fee:                                                       None
      Sales Charge (Load) Imposed on Reinvested Dividends:                None
      Redemption Fee:                                                     None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                                None
      12b-1 Distribution Fee:                                             None
      Other Expenses:                                                     None
      Total Annual Fund Operating Expenses:                             None*
      Annualized Indirect Expense Ratio:                                 0.21%*

    *Although the Fund is not expected to incur any net expenses directly, the Fund's shareholders indirectly bear the expenses of the underlying Vanguard funds in which the Fund invests. See THE FUNDS AND VANGUARD.

 The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses of the Fund and its underlying funds match our estimates. The results apply whether or not you redeem your investment at the end of the given period.

   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
   $22           $68        $118         $268
--------------------------------------------------

 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

16


================================================================================
ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS              NEWSPAPER ABBREVIATION
Distributed annually in December         TgtRe2035

INVESTMENT ADVISOR                       VANGUARD FUND NUMBER
The Vanguard Group, Valley Forge, Pa.,   305
since inception
                                         CUSIP NUMBER
INCEPTION DATE                           92202E508
October 27, 2003
                                         TICKER SYMBOL
NET ASSETS AS OF SEPTEMBER 30, 2004      VTTHX
$236 million
================================================================================

FUND PROFILE--VANGUARD(R) TARGET RETIREMENT 2045 FUND

INVESTMENT OBJECTIVE
The Fund seeks to provide capital appreciation and current income consistent with its current asset allocation.

PRIMARY INVESTMENT STRATEGIES
The Fund invests in other Vanguard mutual funds according to an asset allocation strategy designed for investors planning to retire in or within a few years of 2045. The Fund's asset allocation will become more conservative over time. Within 5 to 10 years after 2045, the Fund's asset allocation should become similar to that of the Target Retirement Income Fund. The asset allocation for the Fund, as of September 30, 2004, was as follows:

- Vanguard Total Stock Market Index Fund 71.2%
- Vanguard European Stock Index Fund 12.4%
- Vanguard Total Bond Market Index Fund 11.0%
- Vanguard Pacific Stock Index Fund 5.4%

 The Fund's indirect stock holdings consist substantially of large-capitalization U.S. stocks and, to a lesser extent, of mid- and small-cap U.S. stocks. The Fund also invests a portion of its assets in foreign stocks. The Fund's indirect bond holdings are a diversified mix of investment-grade, taxable U.S. government, U.S. agency, and corporate bonds, as well as mortgage-backed securities, all with maturities of more than 1 year.

PRIMARY RISKS
The Fund is subject to several stock and bond market risks, any of which could cause an investor to lose money. Because stocks usually are more volatile than bonds, and because the Fund invests most of its assets in stocks, the Fund's overall level of risk should be higher than that of funds that invest the majority of their assets in bonds; however, the level of risk should be lower than that of funds investing entirely in stocks.

- With approximately 90% of its assets allocated to stocks, the Fund is primarily subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund is also subject to the following risks associated with investments in foreign stocks: currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates; country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets; and regional risk, which is the chance that an entire region--namely, the European or Pacific region--will be hurt by political upheaval, financial troubles, or natural disasters.

- With approximately 10% of its assets allocated to bonds, the Fund is subject to bond risks: interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates; income risk, which is the chance that the underlying fund's income will decline because of falling interest rates; credit risk, which is the chance that the issuer of a security will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that security to decline, thus reducing the underlying fund's return; and call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call--or repay--securities with higher coupons (interest rates) before their maturity dates. The underlying fund would lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income. For mortgage-backed securities, this risk is known as prepayment risk.

- The Fund is also subject to asset allocation risk, which is the chance that the selection of underlying funds and the allocation of Fund assets to those funds will cause the Fund to underperform other funds with a similar investment objective.

For additional information on investment risks, see MORE ON THE FUNDS.

PERFORMANCE/RISK INFORMATION


The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows the performance of the Fund in its first full calendar year. The table shows how the average annual total returns of the Fund compare with those of a relevant market index and a composite stock/bond index. Keep in mind that the Fund's past returns (before and after taxes) do not indicate how it will perform in the future.

      ----------------------------------------------------
                     ANNUAL TOTAL RETURN
                 SCALE RANGE  -10% to 20%

                       2004   12.89%
      ----------------------------------------------------

 During the period shown in the bar chart, the highest return for a calendar quarter was 10.11% (quarter ended December 31, 2004), and the lowest return for a quarter was -1.17% (quarter ended September 30, 2004).

18



            AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------
                                                                           SINCE
                                                       1 YEAR         INCEPTION*
--------------------------------------------------------------------------------
Vanguard Target Retirement 2045 Fund                   12.89%             18.14%
--------------------------------------------------------------------------------
Comparative Indexes (reflect no deduction for fees or expenses)
 Dow Jones Wilshire 5000 Index                         12.62%             18.17%
 Target 2045 Composite Index **                        13.02              18.28
--------------------------------------------------------------------------------
 *Since-inception returns are from October 27, 2003--the inception date of the Fund--through December 31, 2004.
**Derived by applying the Fund's target allocation to the results of the following benchmarks: for stocks, the Dow Jones Wilshire 5000 Index; for international stocks, the MSCI EAFE Index; and for bonds, the Lehman Brothers Aggregate Bond Index.
--------------------------------------------------------------------------------


FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund, and by the Fund's underlying funds, for buying and selling securities are not reflected in the table. The expenses shown under Annual Fund Operating Expenses are based on estimated amounts for the current fiscal year.

      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                           None
      Purchase Fee:                                                       None
      Sales Charge (Load) Imposed on Reinvested Dividends:                None
      Redemption Fee:                                                     None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                                None
      12b-1 Distribution Fee:                                             None
      Other Expenses:                                                     None
      Total Annual Fund Operating Expenses:                             None*
      Annualized Indirect Expense Ratio:                                 0.21%*

    *Although the Fund is not expected to incur any net expenses directly, the Fund's shareholders indirectly bear the expenses of the underlying Vanguard funds in which the Fund invests. See THE FUNDS AND VANGUARD.

 The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses of the Fund and its underlying funds match our estimates. The results apply whether or not you redeem your investment at the end of the given period.


   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
     $22         $68        $118         $268
--------------------------------------------------

 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

================================================================================
ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS              NEWSPAPER ABBREVIATION
Distributed annually in December         TgtRe2045

INVESTMENT ADVISOR                       VANGUARD FUND NUMBER
The Vanguard Group, Valley Forge, Pa.,   306
since inception
                                         CUSIP NUMBER
INCEPTION DATE                           92202E607
October 27, 2003
                                         TICKER SYMBOL
NET ASSETS AS OF SEPTEMBER 30, 2004      VTIVX
$85 million
================================================================================

MORE ON THE FUNDS

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. Look for this FLAG symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.

 The following sections explain the primary investment strategies and policies that each Fund uses in pursuit of its objective. The Funds' board of trustees, which oversees the Funds' management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. As "funds of funds," the Target Retirement Funds achieve their investment objectives by investing in other Vanguard mutual funds. Because each Target Retirement Fund holds only four to five underlying funds, each is classified as nondiversified.
However, through its investments in these underlying funds, each of the Target Retirement Funds indirectly owns a diverse portfolio.

ASSET ALLOCATION FRAMEWORK

Asset allocation--that is, dividing your investment among stocks, bonds, and short-term investments--is one of the most critical decisions you can make as an investor. It is also important to recognize that the asset allocation strategy you use today may not be appropriate as you move closer to retirement. The Target Retirement Funds are designed to provide you with a single Fund whose asset allocation changes over time as your investment horizon changes. Each Fund's investment allocation becomes more conservative as you approach retirement.

20

 The following table shows the asset allocation for each Fund as of September 30, 2004.

                                         TARGET RETIREMENT FUND
-------------------------------------------------------------------------------
UNDERLYING VANGUARD FUND        INCOME    2005    2015    2025    2035     2045
-------------------------------------------------------------------------------
Total Stock Market Index         20.1%   32.9%   38.7%   47.2%   62.3%    71.2%
European Stock Index                0       0     6.8     8.2    10.9     12.4
Pacific Stock Index                 0       0     3.0     3.6     4.8      5.4
Total Bond Market Index          50.0    50.0    50.0    41.0    22.0     11.0
Inflation-Protected Securities   24.9    16.4     1.5       0       0        0
Prime Money Market                5.0     0.7       0       0       0        0
-------------------------------------------------------------------------------
Client's Target Age                70s    60s      50s     40s     30s     20s
-------------------------------------------------------------------------------

 Each Fund's advisor allocates the Fund's assets among the underlying funds based on the Fund's investment objective and policies. The asset allocation for each Fund (other than the Target Retirement Income Fund) will change over time as the date indicated in the Fund's name draws closer. Once a Fund's asset allocation is similar to that of the Target Retirement Income Fund, the Fund's board of trustees may approve combining the Fund with the Target Retirement Income Fund. The board will grant such approval if it determines the combination to be in the best interest of Fund shareholders. Once such a combination occurs, shareholders will own shares of the Target Retirement Income Fund. Shareholders will be notified prior to such a combination. We expect these combinations to occur within 5 to 10 years after the year indicated in the Fund's name.

 The following chart shows how we expect the asset allocations for the Target Retirement Funds to change over time. The actual asset allocations may differ from this chart. The Funds' investments in the underlying funds may be affected by a variety of factors. For example, an underlying fund may stop accepting or may limit additional investments, forcing the Target Retirement Funds to invest in a different underlying fund.


GRAPH
%Stocks
%Fixed Income
%Cash

STOCKS

By owning shares of other Vanguard funds, each of the Target Retirement Funds indirectly invests, to varying degrees, in U.S. stocks, with an emphasis on large-cap stocks. To a lesser extent, several of the Target Retirement Funds also invest in funds that own foreign stocks.

FLAG
EACH FUND IS SUBJECT TO STOCK MARKET RISK, WHICH IS THE CHANCE THAT STOCK PRICES OVERALL WILL DECLINE. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

 To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.


         U.S. STOCK MARKET RETURNS (1926-2004)
----------------------------------------------------------
                     1 YEAR  5 YEARS  10 YEARS    20 YEARS
----------------------------------------------------------
Best                  54.2%    28.6%     19.9%       17.8
Worst                -43.1    -12.4      -0.8         3.1
Average               12.4     10.6      11.2        11.4
----------------------------------------------------------


 The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2004. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 10.6%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through
1999). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or the Funds in particular.

 Through investments in one underlying fund (the Total Stock Market Index Fund), each Fund holds a representative sample of the stocks that make up the Dow Jones Wilshire 5000 Composite Index, which measures the investment return of the overall stock market.

 Keep in mind that a significant portion of the market value of the Dow Jones Wilshire 5000 Index (about 24% as of September 30, 2004) is made up of securities not included in the S&P 500 Index. These securities are overwhelmingly mid- and small-cap stocks. Historically, mid- and small-cap stocks have been more volatile than--and at times have performed quite differently from--large-cap stocks. This volatility is due to several factors, including the fact that smaller companies often have fewer customers and financial resources than larger firms. These characteristics can make medium-size and small companies more sensitive to economic conditions, leading to less certain growth and dividend prospects.

 As of September 30, 2004, the domestic equity portions of the underlying funds had median market capitalizations exceeding $26 billion. The international equity portions of the underlying funds had median market capitalizations exceeding $12 billion.

 By owning shares of Vanguard European and Pacific Stock Index Funds, four of the Funds are subject to country risk, currency risk, and regional risk. Country risk is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets. This could cause investments in that country to lose money. Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. Regional

22

risk is the chance that an entire region--namely, the European or Pacific region--will be hurt by political upheaval, financial troubles, or natural disasters.

BONDS

By owning shares of Vanguard Total Bond Market Index Fund, each of the Target Retirement Funds indirectly invests, to varying degrees, in government and corporate bonds, as well as in mortgage-backed securities. Through their investments in Vanguard Inflation-Protected Securities Fund, the Target Retirement Income, Target Retirement 2005, and Target Retirement 2015 Funds also invest in inflation-indexed bonds.


================================================================================
                                PLAIN TALK ABOUT
                          INFLATION-INDEXED SECURITIES

 Unlike a conventional bond, whose issuer makes regular fixed interest payments and repays the face value of the bond at maturity, an inflation-indexed security (IIS) provides principal and interest payments that are adjusted over time to reflect inflation--a rise in the general price level. This adjustment is a key feature, given that the Consumer Price Index (CPI) has risen in 49 of the past 50 years. (Source: Bureau of Labor Statistics.) Importantly, in the event of deflation--a drop in prices--the U.S. Treasury has guaranteed that it will repay at least the face value of an IIS.
================================================================================

FLAG
EACH FUND IS SUBJECT TO INTEREST RATE RISK, WHICH IS THE CHANCE THAT BOND PRICES OVERALL WILL DECLINE BECAUSE OF RISING INTEREST RATES. INTEREST RATE RISK IS MODEST FOR SHORT-TERM BONDS AND HIGH FOR LONG-TERM BONDS.

 Although bonds are often thought to be less risky than stocks, there have been periods when bond prices have fallen significantly because of rising interest rates. For instance, prices of long-term bonds fell by almost 48% between December 1976 and September 1981.

 To illustrate the relationship between bond prices and interest rates, the following table shows the effect of a 1% and a 2% change (both up and down) in interest rates on the values of three noncallable bonds of different maturities, each with a face value of $1,000.


                        HOW INTEREST RATE CHANGES AFFECT
                           THE VALUE OF A $1,000 BOND*
------------------------------------------------------------------------------
                              AFTER A 1%  AFTER A 1%  AFTER A 2%    AFTER A 2%
TYPE OF BOND (MATURITY)         INCREASE    DECREASE    INCREASE      DECREASE
------------------------------------------------------------------------------
Short-Term (2.5 years)              $977      $1,024        $954      $1,049
Intermediate-Term (10 years)         922       1,086         851       1,180
Long-Term (20 years)                 874       1,150         769       1,328
------------------------------------------------------------------------------
*Assuming a 4% coupon.
------------------------------------------------------------------------------

 These figures are for illustration only; you should not regard them as an indication of future returns from the bond market as a whole or any Fund in particular.

================================================================================
                                PLAIN TALK ABOUT
                            BONDS AND INTEREST RATES

 As a rule, when interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 5% yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 6% yield. With higher-yielding bonds available, you would have trouble selling your 5% bond for the price you paid--you would probably have to lower your asking price. On the other hand, if interest rates were falling and 4% bonds were being offered, you should be able to sell your 5% bond for more than you paid.

 How mortgage-backed securities are different: In general, declining interest rates will not lift the prices of mortgage-backed securities--such as GNMAs--as much as the prices of comparable bonds. Why? Because when interest rates fall, the bond market tends to discount the prices of mortgage-backed securities for prepayment risk--the possibility that homeowners will refinance their mortgages at lower rates and cause the bonds to be paid off prior to maturity. In part to compensate for this prepayment possibility, mortgage-backed securities tend to offer higher yields than other bonds of comparable credit quality and maturity.
================================================================================
================================================================================
                                PLAIN TALK ABOUT
                INFLATION-INDEXED SECURITIES AND INTEREST RATES

 Interest rates on conventional bonds have two primary components: a "real" yield and an increment that reflects investor expectations of future inflation. By contrast, interest rates on an inflation-indexed security are adjusted for inflation and, therefore, aren't affected meaningfully by inflation expectations. This leaves only real rates to influence the price of an IIS. A rise in real rates will cause the price of an IIS to fall, while a decline in real rates will boost the price of an IIS. In the past, interest rates on conventional bonds have varied considerably more than real rates because of wide fluctuations in actual and expected inflation (annual changes in the Consumer Price Index since 1925 have ranged from -10% to +18% and have averaged +3.1%). (Source: Bureau of Labor Statistics.) Because real interest yields have been relatively stable, the prices of IISs have generally fluctuated less than those of conventional bonds with comparable maturity and credit-quality characteristics.
================================================================================

 Changes in interest rates will affect bond income as well as bond prices.

FLAG
EACH FUND IS SUBJECT TO CALL RISK, WHICH IS THE CHANCE THAT DURING PERIODS OF FALLING INTEREST RATES, ISSUERS OF CALLABLE BONDS MAY CALL--OR REPAY--SECURITIES WITH HIGHER COUPONS (INTEREST RATES) BEFORE THEIR MATURITY DATES. THE UNDERLYING FUND WOULD LOSE POTENTIAL PRICE APPRECIATION AND WOULD BE FORCED TO REINVEST THE UNANTICIPATED PROCEEDS AT LOWER INTEREST RATES, RESULTING IN A DECLINE IN THE FUND'S INCOME. FOR MORTGAGE-BACKED SECURITIES, THIS RISK IS KNOWN AS PREPAYMENT RISK.

24

 Because Vanguard Total Bond Market Index Fund invests only a portion of its assets in callable bonds and mortgage-backed securities, call/prepayment risk for each Fund should be low to moderate.

FLAG
EACH FUND IS SUBJECT TO CREDIT RISK, WHICH IS THE CHANCE THAT THE ISSUER OF A SECURITY WILL FAIL TO PAY INTEREST AND PRINCIPAL IN A TIMELY MANNER, OR THAT NEGATIVE PERCEPTIONS OF THE ISSUER'S ABILITY TO MAKE SUCH PAYMENTS WILL CAUSE THE PRICE OF THAT SECURITY TO DECLINE.

 The credit quality of the bonds held by the underlying funds is expected to be very high, and thus credit risk for the Funds should be low.

 To a limited extent, the Funds are also indirectly exposed to event risk, which is the chance that corporate fixed income securities held by an underlying fund will suffer a substantial decline in credit quality and market value because of a corporate restructuring.

FLAG
EACH FUND IS SUBJECT TO INCOME RISK, WHICH IS THE CHANCE THAT AN UNDERLYING FUND'S INCOME WILL DECLINE BECAUSE OF FALLING INTEREST RATES. A FUND'S INCOME WILL DECLINE WHEN INTEREST RATES FALL, BECAUSE THE FUND THEN MUST INVEST IN LOWER-YIELDING BONDS. INCOME RISK IS GENERALLY HIGHER FOR FUNDS HOLDING SHORT-TERM BONDS AND LOWER FOR FUNDS HOLDING LONG-TERM BONDS.

 The Target Retirement Income, Target Retirement 2005, and Target Retirement 2015 Funds are also subject to income fluctuations through their investment in Vanguard Inflation-Protected Securities Fund. The Inflation-Protected Securities Fund's quarterly income distributions are likely to fluctuate considerably more than income distributions of a typical bond fund because of changes in inflation.

================================================================================
                                PLAIN TALK ABOUT
                                 BOND MATURITIES

 A bond is issued with a specific maturity date--the date when the issuer must pay back the bond's principal (the "face value"). Bond maturities range from less than 1 year to more than 30 years. Typically, the longer a bond's maturity, the more price risk you, as a bond investor, face as interest rates rise--but also the higher yield you could receive. Longer-term bonds are more suitable for investors willing to take a greater risk of price fluctuations to get higher and more stable interest income. Shorter-term bond investors should be willing to accept lower yields and greater income variability in return for less fluctuation in the value of their investment.
================================================================================

SHORT-TERM INVESTMENTS

Through one underlying fund (the Prime Money Market Fund), 5% of the assets of the Target Retirement Income Fund will be invested in money market instruments. While designed as low-risk investments, these instruments, similar to bonds, are subject to income risk and credit risk.

SECURITY SELECTION

Each Fund seeks to achieve its objective by investing in up to five of the following underlying Vanguard funds. The following paragraphs briefly describe the six underlying Vanguard funds in which the Funds invest.

- Vanguard Total Stock Market Index Fund seeks to track the performance of the Dow Jones Wilshire 5000 Composite Index, which is made up of all the U.S. common stocks regularly traded on the New York and American Stock Exchanges and the Nasdaq over-the-counter market. This Fund invests in a representative sample of stocks that make up the Index.

- Vanguard European Stock Index Fund seeks to track the performance of the Morgan Stanley Capital International (MSCI) Europe Index by investing in the common stocks included in the Index. The MSCI Europe Index is made up of approximately 563 common stocks of companies located in 16 European countries. The Index is most heavily weighted in the United Kingdom, France, Switzerland, and Germany.

- Vanguard Pacific Stock Index Fund seeks to track the performance of the MSCI Pacific Index by investing in the common stocks included in the Index. The MSCI Pacific Index is made up of approximately 503 common stocks of companies located in Japan, Australia, Hong Kong, Singapore, and New Zealand. (As of September 30, 2004, Japan made up 73% of the Index's market capitalization).

- Vanguard Total Bond Market Index Fund seeks to track the performance of the Lehman Brothers Aggregate Bond Index by investing in a representative sample of bonds included in the Index. This Index measures a wide spectrum of public, investment-grade, taxable, fixed income securities in the United States--including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities--all with maturities of more than 1 year. The Fund maintains a dollar-weighted average maturity consistent with that of the Index, which currently ranges between 5 and 10 years.

- Vanguard Inflation-Protected Securities Fund seeks to provide inflation protection and income consistent with investment in inflation-indexed bonds issued by the U.S. government, its agencies and instrumentalities, and corporations. The Fund's dollar-weighted average maturity is expected to range between 7 and 20 years.

- Vanguard Prime Money Market Fund seeks to provide current income while maintaining liquidity and a stable share price of $1 by investing in high-quality, short-term money market instruments, including certificates of deposit, banker's acceptances, commercial paper, and other money market securities.

 The Funds are generally managed without regard to tax ramifications.

FLAG
EACH FUND IS SUBJECT TO ASSET ALLOCATION RISK, WHICH IS THE CHANCE THAT THE SELECTION OF UNDERLYING FUNDS AND THE ALLOCATION OF FUND ASSETS TO THOSE FUNDS WILL CAUSE THE FUND TO UNDERPERFORM OTHER FUNDS WITH A SIMILAR INVESTMENT OBJECTIVE.

FLAG
THE TARGET RETIREMENT INCOME, TARGET RETIREMENT 2005, AND TARGET RETIREMENT 2015 FUNDS ARE SUBJECT TO MANAGER RISK, WHICH IS THE CHANCE THAT POOR SECURITY SELECTION WILL CAUSE THE FUNDS' ACTIVELY MANAGED UNDERLYING FUNDS--AND, THUS, THE FUNDS THEMSELVES--TO UNDERPERFORM FUNDS WITH A SIMILAR INVESTMENT OBJECTIVE.

26

 Vanguard may invest up to 10% of a Fund's assets in VIPER/(R)/ Shares issued by underlying funds. VIPER Shares are an exchange-traded class of shares issued by certain Vanguard stock index funds. VIPER Shares are listed on the American Stock Exchange, and they are purchased and sold by the Target Retirement Funds on the secondary market at market prices. Vanguard uses VIPER Shares to help manage daily cash flows into the Funds.

OTHER INVESTMENT POLICIES AND RISKS

Each Fund may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a traditional security (such as a stock or bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). The Funds will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

CASH MANAGEMENT

Vanguard may invest each Fund's daily cash balance in one or more Vanguard/(R) /CMT Funds, which are very low-cost money market funds. The Fund is permitted to invest in the CMT Funds under the terms of an exemption granted by the Securities and Exchange Commission (SEC). Each Fund bears its proportionate share of the "at-cost" expenses of the Vanguard CMT Fund in which it invests.

TEMPORARY INVESTMENT MEASURES

Each actively managed underlying fund may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the underlying fund may succeed in avoiding losses, but may otherwise fail to achieve its investment objective, which in turn may prevent a Target Retirement Fund from achieving its investment objective.

================================================================================
                                PLAIN TALK ABOUT
                               COSTS OF INVESTING

 Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
================================================================================

FREQUENT TRADING OR MARKET-TIMING

Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. As money is shifted in and out by a shareholder engaging in frequent trading, a fund incurs expenses for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. Frequent trading may also interfere with an advisor's ability to efficiently manage the fund. The Vanguard/(R)/ funds do not accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

- Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. A purchase request could be rejected if Vanguard determines that such purchase may disrupt a fund's operation or performance or because of a history of frequent trading by the investor.

- Each Vanguard fund (other than money market funds and VIPER/(R)/ Shares) limits the number of times that an investor can exchange into and out of the fund.

- Certain Vanguard funds charge shareholder purchase and/or redemption fees on transactions.

 See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.

 Each fund (other than money market funds), in determining its net asset value, may use fair-value pricing as described in the SHARE PRICE section. When used, fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

 DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.

TURNOVER RATE

Although the Funds normally seek to invest for the long term, each Fund may sell shares of the underlying funds regardless of how long they have been held. The FINANCIAL HIGHLIGHTS section of the prospectus shows historical turnover rates for the Funds. A turnover rate of 100%, for example, would mean that a Fund has sold and replaced shares of underlying funds valued at 100% of its net assets within a one-year period.


THE FUNDS AND VANGUARD

Each Fund is a member of The Vanguard Group, a family of 36 investment companies with more than 130 funds holding assets in excess of $800 billion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.

 Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (or in the case of a fund with multiple share classes, each share class of the fund) pays its allocated share of The Vanguard Group's marketing costs.

 According to an agreement between the Target Retirement Funds and Vanguard, the Funds' expenses will be offset by a reimbursement from Vanguard for (1) the Funds' contributions to the costs of operating the underlying Vanguard funds in which the Target Retirement Funds invest, and (2) certain savings in administrative and marketing costs that Vanguard expects to derive from the Funds' operation.

 The Funds' trustees believe that the reimbursements should be sufficient to offset most, if not all, of the expenses incurred by the Funds. As a result, each Fund is expected to operate at a very low or zero expense ratio. Since their inception in 2003, the Funds, in fact, have incurred no direct net expenses.

 Although the Target Retirement Funds are not expected to incur any net expenses directly, the Funds' shareholders indirectly bear the expenses of the underlying Vanguard funds. Expense ratios for the Investor Shares of the underlying funds listed in their most recent annual or semiannual reports were:

28

- Total Stock Market Index Fund0.19%
- European Stock Index Fund    0.29
- Pacific Stock Index Fund     0.35
- Total Bond Market Index Fund  0.22
- Inflation-Protected Securities Fund 0.19
- Prime Money Market Fund      0.30


================================================================================
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

 The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an "at-cost" basis, with no profit component, which helps to keep the funds' expenses low.
================================================================================

INVESTMENT ADVISOR

The Vanguard Group (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Funds through its Quantitative Equity Group. Vanguard also serves as investment advisor for each of the underlying funds. As of September 30, 2004, Vanguard served as advisor for about $543 billion in assets.

================================================================================
                                PLAIN TALK ABOUT
                               THE FUNDS' ADVISOR

 The manager primarily responsible for overseeing the Funds' investments is:

 GEORGE U. SAUTER, Managing Director and Chief Investment Officer of Vanguard. He has worked in investment management since 1985 and has had primary responsibility for Vanguard's stock indexing and active quantitative investments and strategy since joining the company in 1987. Education: A.B., Dartmouth College; M.B.A., University of Chicago.
================================================================================

DIVIDENDS, CAPITAL GAINS, AND TAXES

FUND DISTRIBUTIONS

Each Fund distributes to shareholders virtually all of its net income as well as any net capital gains realized from the sale of its holdings or received as capital gains distributions from the underlying funds. Income dividends for the Target Retirement Income Fund generally are distributed in March, June, September, and December; income dividends for the other Target Retirement Funds generally are distributed in December. Capital gains distributions generally occur in December.

 Your distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan's Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.


SHARE PRICE

Each Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets of the Fund by the number of Fund shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests.

 The Fund's NAV is calculated based upon the NAVs of the underlying mutual funds in which the Fund invests. The prospectuses for the underlying funds explain the circumstances under which those funds may use fair-value pricing and the effects of doing so.

 VIPER Shares held by a Fund are valued at their market price, which may be higher or lower than the VIPER Shares' NAV.

 Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.


FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand each Fund's financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with each Fund's financial statements--is included in the Funds' most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com or you may contact Vanguard by telephone or by mail.

30


================================================================================
                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

 This explanation uses the Target Retirement Income Fund as an example. The Fund began the fiscal period ended September 30, 2004, with a net asset value (price) of $10.34 per share. During the period, the Fund earned $0.06 per share from investment income (interest and dividends). There was a decline of $0.01 per share in the value of investments held or sold by the Fund, resulting in a net gain of $0.05 per share from investment operations.

 Shareholders received $0.08 per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the period was $10.31, reflecting earnings of $0.05 per share and distributions of $0.08 per share. This was a decrease of $0.03 per share (from $10.34 at the beginning of the period to $10.31 at the end of the period). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Fund was 0.48% for the period.

 As of September 30, 2004, the Fund had approximately $315 million in net assets. For the period, its annualized net investment income amounted to 3.96% of its average net assets. The Fund sold and replaced securities valued at 0% of its net assets.
================================================================================


TARGET RETIREMENT INCOME FUND
--------------------------------------------------------------------------------
                                          SEPT. 1, 2004 TO    OCT. 27, 2003** TO
                                           SEPT. 30, 2004*         AUG. 31, 2004
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $10.34                $10.00
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                .06                  .235
 Capital Gains Distributions Received                  --                  .015
 Net Realized and Unrealized Gain (Loss)
  on Investments                                     (.01)                 .310
--------------------------------------------------------------------------------
   Total from Investment Operations                   .05                  .560
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                (.08)                (.205)
 Distributions from Realized Capital Gains             --                 (.015)
--------------------------------------------------------------------------------
  Total Distributions                                (.08)                (.220)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $10.31                $10.34
--------------------------------------------------------------------------------

TOTAL RETURN                                         0.48%                 5.65%
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                $315                  $297
 Ratio of Expenses to Average Net Assets               0%+                    0%
 Ratio of Net Investment Income to Average
  Net Assets                                         3.96%++             3.62%++
 Turnover Rate                                          0%                    1%
--------------------------------------------------------------------------------
 *The fund's fiscal year-end changed from August 31 to September 30, effective
  September 30, 2004.
**Inception.
 +The average weighted expense ratio of the underlying funds was 0.22%. ++Annualized.
================================================================================

TARGET RETIREMENT 2005 FUND
--------------------------------------------------------------------------------
                                          SEPT. 1, 2004 TO    OCT. 27, 2003** TO
                                           SEPT. 30, 2004*         AUG. 31, 2004
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $10.58                $10.00
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                .05                  .185
 Capital Gains Distributions Received                  --                  .010
 Net Realized and Unrealized Gain (Loss)
  on Investments                                      .02                  .450
--------------------------------------------------------------------------------
  Total from Investment Operations                    .07                  .645
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                  --                 (.055)
 Distributions from Realized Capital Gains             --                 (.010)
--------------------------------------------------------------------------------
  Total Distributions                                  --                 (.065)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $10.65                $10.58
--------------------------------------------------------------------------------

TOTAL RETURN                                         0.66%                 6.47%
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                $237                  $219
 Ratio of Expenses to Average Net Assets               0%+                    0%
 Ratio of Net Investment Income to Average
  Net Assets                                       3.57%++               3.31%++
 Turnover Rate                                          0%                    2%
--------------------------------------------------------------------------------
 *The fund's fiscal year-end changed from August 31 to September 30, effective
  September 30, 2004.
**Inception.
 +The average weighted expense ratio of the underlying funds was 0.22%. ++Annualized.
================================================================================


TARGET RETIREMENT 2015 FUND
--------------------------------------------------------------------------------
                                          SEPT. 1, 2004 TO    OCT. 27, 2003** TO
                                           SEPT. 30, 2004*         AUG. 31, 2004
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $10.63                $10.00
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                .03                   .16
 Capital Gains Distributions Received                  --                    --
 Net Realized and Unrealized Gain (Loss)
  on Investments                                     (.08)                  .53
--------------------------------------------------------------------------------
  Total from Investment Operations                    .11                   .69
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                  --                  (.06)
 Distributions from Realized Capital Gains             --                    --
--------------------------------------------------------------------------------
  Total Distributions                                  --                  (.06)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $10.74                $10.63
--------------------------------------------------------------------------------

TOTAL RETURN                                         1.03%                 6.92%
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                $470                  $427
 Ratio of Expenses to Average Net Assets               0%+                    0%
 Ratio of Net Investment Income to Average
  Net Assets                                         2.85%++             2.69%++
 Turnover Rate                                          0%                    1%
--------------------------------------------------------------------------------
 *The fund's fiscal year-end changed from August 31 to September 30, effective
  September 30, 2004.
**Inception.
 +The average weighted expense ratio of the underlying funds was 0.22%. ++Annualized.
================================================================================

32


TARGET RETIREMENT 2025 FUND
--------------------------------------------------------------------------------
                                          SEPT. 1, 2004 TO    OCT. 27, 2003** TO
                                           SEPT. 30, 2004*         AUG. 31, 2004
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $10.69                $10.00
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                .02                   .13
 Capital Gains Distributions Received                  --                    --
 Net Realized and Unrealized Gain (Loss)
  on Investments                                      .11                   .62
--------------------------------------------------------------------------------
  Total from Investment Operations                    .13                   .75
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                  --                  (.06)
 Distributions from Realized Capital Gains             --                    --
--------------------------------------------------------------------------------
  Total Distributions                                  --                  (.06)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $10.82                $10.69
--------------------------------------------------------------------------------

TOTAL RETURN                                         1.22%                 7.52%
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                $495                  $453
 Ratio of Expenses to Average Net Assets               0%+                    0%
 Ratio of Net Investment Income to Average
  Net Assets                                         2.55%++             2.33%++
 Turnover Rate                                          0%                    3%
--------------------------------------------------------------------------------
 *The fund's fiscal year-end changed from August 31 to September 30, effective
  September 30, 2004.
**Inception.
 +The average weighted expense ratio of the underlying funds was 0.22%. ++Annualized.
================================================================================


TARGET RETIREMENT 2035 FUND
--------------------------------------------------------------------------------
                                          SEPT. 1, 2004 TO    OCT. 27, 2003** TO
                                           SEPT. 30, 2004*         AUG. 31, 2004
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $10.76                $10.00
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                .03                  .115
 Capital Gains Distributions Received                  --                    --
 Net Realized and Unrealized Gain (Loss)
  on Investments                                      .13                  .710
--------------------------------------------------------------------------------
  Total from Investment Operations                    .16                  .825
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                  --                 (.065)
 Distributions from Realized Capital Gains             --                    --
--------------------------------------------------------------------------------
  Total Distributions                                  --                 (.065)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $10.92                $10.76
--------------------------------------------------------------------------------

TOTAL RETURN                                         1.49%                 8.27%
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                $236                  $211
 Ratio of Expenses to Average Net Assets               0%+                    0%
 Ratio of Net Investment Income to Average
  Net Assets                                         1.97%++             1.70%++
 Turnover Rate                                          0%                    2%
--------------------------------------------------------------------------------
 *The fund's fiscal year-end changed from August 31 to September 30, effective
  September 30, 2004.
**Inception.
 +The average weighted expense ratio of the underlying funds was 0.22%. ++Annualized.
================================================================================

TARGET RETIREMENT 2045 FUND
--------------------------------------------------------------------------------
                                          SEPT. 1, 2004 TO    OCT. 27, 2003** TO
                                           SEPT. 30, 2004*         AUG. 31, 2004
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $10.80                $10.00
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                .03                   .11
 Capital Gains Distributions Received                  --                    --
 Net Realized and Unrealized Gain (Loss)
  on Investments                                      .15                   .76
--------------------------------------------------------------------------------
  Total from Investment Operations                    .18                   .87
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                  --                  (.07)
 Distributions from Realized Capital Gains             --                    --
--------------------------------------------------------------------------------
  Total Distributions                                  --                  (.07)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $10.98                $10.80
--------------------------------------------------------------------------------

TOTAL RETURN                                         1.67%                 8.72%
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                 $85                   $76
 Ratio of Expenses to Average Net Assets               0%+                    0%
 Ratio of Net Investment Income to Average
  Net Assets                                         1.65%++             1.38%++
 Turnover Rate                                          0%                    7%
--------------------------------------------------------------------------------
 *The fund's fiscal year-end changed from August 31 to September 30, effective
  September 30, 2004.
**Inception.
 +The average weighted expense ratio of the underlying funds was 0.22%. ++Annualized.
================================================================================

34

INVESTING WITH VANGUARD

Your retirement or savings plan investment options include one or more of the Funds. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect a Fund as an investment option.

- If you have any questions about a Fund or Vanguard, including those about a Fund's investment objective, strategies, or risks, contact Vanguard's Participant Access Center, toll-free, at 1-800-523-1188.

- If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

INVESTMENT OPTIONS AND ALLOCATIONS

Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.

TRANSACTIONS

Contribution, exchange, or redemption requests must be in good order. Good order means that your request includes complete information on your contribution, exchange, or redemption, and that Vanguard has received the appropriate assets.

 In all cases, your transaction will be based on the Fund's next-determined NAV after Vanguard receives your request (or, in the case of new contributions, the next-determined NAV after Vanguard receives the order from your plan administrator). As long as this request is received before the close of trading on the New York Stock Exchange, generally 4 p.m., Eastern time, you will receive that day's NAV. This is known as your TRADE DATE.

EXCHANGES

The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice. Because excessive exchanges can disrupt the management of the Vanguard funds and increase their transaction costs, Vanguard places certain limits on the exchange privilege.

 If you are exchanging out of the International Growth Fund, International Value Fund, International Explorer(TM) Fund, European Stock Index Fund, Pacific Stock Index Fund, Emerging Markets Stock Index Fund, Total International Stock Index Fund, Developed Markets Index Fund, or Institutional Developed Markets Index Fund, regardless of the dollar amount, the following policy generally applies:

- You must wait 90 days before exchanging back into the fund from any source.

- The 90-day clock restarts after every exchange out of the fund.

- Exchanges out of the fund will not prevent you from making your usual periodic contributions to the fund through your employer plan.

 For ALL VANGUARD FUNDS, the following policy generally applies:

- Participant exchange activity is limited to no more than FOUR "ROUND TRIPS" THROUGH NON-MONEY-MARKET FUNDS during any 12-month period. A "round trip" is an exchange redemption from a fund followed by an exchange purchase back into the fund.

 Please note that Vanguard reserves the right to revise the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. Also, in the event of a conflict between the exchange-privilege limitations of two funds, the stricter policy will apply to the transaction.

 Before making an exchange to or from another fund available in your plan, consider the following:

- Certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions.

- Be sure to read that fund's prospectus. Contact Vanguard's Participant Access Center, toll-free, at 1-800-523-1188 for a copy.

- Vanguard can accept exchanges only as permitted by your plan. Contact your plan administrator for details on the exchange policies that apply to your plan.

 If Vanguard does not administer your plan, your plan's administrator will establish omnibus accounts in the Vanguard funds. We cannot monitor the individual participants' trading activity through omnibus accounts. However, we review trading activity at the omnibus account level, and we look for activity that may indicate potential frequent trading or market-timing. If we detect suspicious trading activity, we will seek the assistance of the plan administrator to investigate that trading activity and take appropriate action, including prohibiting additional purchases of fund shares by a participant. Plan administrators may apply frequent-trading policies that differ from those described in this prospectus. Please read your plan's materials carefully to learn of any rules or fees that may apply.

PORTFOLIO HOLDINGS

We generally post on our website at www.vanguard.com a detailed list of the securities held in the Fund (portfolio holdings) as of the most recent calendar-quarter end in the "Holdings" section of the Fund's Profile page, 30 days after the end of the calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We generally post on our website at www.vanguard.com the ten largest stock portfolio holdings of the Fund, and the percentage that each of these holdings represents of the Fund's total assets, as of the most recent calendar-quarter end in the "Holdings" section of the Fund's Profile page, 15 calendar days after the end of the calendar quarter. These postings generally remain until replaced by new postings as described above. Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.

36

ACCESSING FUND INFORMATION BY COMPUTER

VANGUARD ON THE WORLD WIDE WEB WWW.VANGUARD.COM

Use your personal computer to visit Vanguard's education-oriented website, which provides timely news and information about Vanguard funds and services; the online Education Center that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.


The Vanguard Group, Vanguard, Plain Talk, Explorer, VIPER, and the ship logo are trademarks of The Vanguard Group, Inc. All other marks are the exclusive property of their respective owners.

GLOSSARY OF INVESTMENT TERMS

ACTIVE MANAGEMENT
An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

BOND
A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and make regular interest payments until that date.

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

COUPON
The interest rate paid by the issuer of a debt security until its maturity. It is expressed as an annual percentage of the face value of the security.

DIVIDEND DISTRIBUTION
Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.

FUND OF FUNDS
A mutual fund that pursues its objective by investing in other mutual funds rather than in individual securities.

INDEX
An unmanaged group of securities whose overall performance is used as a standard to measure investment performance.

INTERNATIONAL STOCK FUND
A mutual fund that invests in the stocks of companies located outside the United States.

INVESTMENT ADVISOR
An organization that makes the day-to-day decisions regarding a fund's investments.

MEDIAN MARKET CAP
An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

MUTUAL FUND
An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

PASSIVE MANAGEMENT
A low-cost investment strategy in which a mutual fund attempts to track--rather than outperform--a particular stock or bond market index; also known as indexing.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                                  {SHIP GRAPHIC}
                                                          THE VANGUARD GROUP (R)
                                                          Institutional Division
                                                            Post Office Box 2900
                                                     Valley Forge, PA 19482-2900

FOR MORE INFORMATION
If you would like more information about Vanguard Target Retirement Funds, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS
Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Funds.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual reports or the SAI, or to request additional information about the Funds or other Vanguard funds, please contact us as follows:

THE VANGUARD GROUP
PARTICIPANT ACCESS CENTER
P.O. BOX 2900
VALLEY FORGE, PA 19482-2900

TELEPHONE:
1-800-523-1188

TEXT TELEPHONE:
1-800-523-8004

WORLD WIDE WEB:
WWW.VANGUARD.COM

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)
You can review and copy information about the Funds (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Funds are also available in the EDGAR Database on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

                                                   Funds' Investment Company Act
                                                          file numbers: 811-4098

                                               (C) 2004 The Vanguard Group, Inc.
                                                            All rights reserved.
                                                 Vanguard Marketing Corporation,
                                                                    Distributor.

                                                                     I308 012005

                                     PART B

                           VANGUARD/(R)/ CHESTER FUNDS
                       STATEMENT OF ADDITIONAL INFORMATION


                                JANUARY 31, 2005


This Statement is not a prospectus but should be read in conjunction with the Funds' current prospectuses (dated January 31, 2005). To obtain, without charge, a prospectus or\\ \\the most recent Annual Report to Shareholders, which contains the Funds' financial statements as hereby incorporated by reference, please call:


                        INVESTOR INFORMATION DEPARTMENT:
                                 1-800-662-7447


                                TABLE OF CONTENTS

DESCRIPTION OF THE TRUST..............................................B-1
INVESTMENT POLICIES...................................................B-3
INVESTMENT LIMITATIONS................................................B-24
SHARE PRICE...........................................................B-25
PURCHASE AND REDEMPTION OF SHARES.....................................B-26
MANAGEMENT OF THE FUNDS ..............................................B-27
INVESTMENT ADVISORY SERVICES..........................................B-36
PORTFOLIO TRANSACTIONS ...............................................B-40
PROXY VOTING GUIDELINES ..............................................B-41
YIELD AND TOTAL RETURNS...............................................B-45
FINANCIAL STATEMENTS..................................................B-46

                            DESCRIPTION OF THE TRUST


ORGANIZATION


Vanguard Chester Funds (the Trust) was organized as a Maryland corporation on November 1, 1984, and was reorganized as a Delaware statutory trust on July 30, 1998. The Trust changed its name from Vanguard Primecap Fund to Vanguard Chester Funds in July, 2003. The Trust is registered with the United States Securities and Exchange Commission (the SEC) under the Investment Company Act of 1940 (the 1940 Act). Vanguard PRIMECAP Fund is registered as a diversified, open-end, management investment company. Each of the Target Retirement Funds is registered as a nondiversified, open-end, management investment company. The Trust currently offers the following funds and classes thereof:



                                                 SHARE CLASSES**
                                                 ---------------

FUND*
----                                            INVESTOR   ADMIRAL
Vanguard/(R)/ PRIMECAP Fund                        Yes       Yes
Vanguard/(R)/ Target Retirement Income Fund        Yes        No
Vanguard/(R)/ Target Retirement 2005 Fund          Yes        No
Vanguard/(R)/ Target Retirement 2015 Fund          Yes        No
Vanguard/(R)/ Target Retirement  2025 Fund         Yes        No
Vanguard/(R)/ Target Retirement 2035 Fund          Yes        No
Vanguard/(R)/ Target Retirement 2045 Fund          Yes        No
 *Individually a Fund, collectively the Funds.
**Individually, a class; collectively, the classes.



 The Trust has the ability to offer additional funds, which in turn may issue classes of shares. There is no limit on the number of full and fractional shares that may be issued for a single fund or class of shares.

 Throughout this document, any references to "class" apply only to the extent a Fund issues multiple classes.


Each Fund described in this Statement of Additional Information is a member fund. There are two types of "Vanguard funds," member funds and non-member funds. Member funds jointly own The Vanguard Group, Inc. (Vanguard), contribute to Vanguard's capital, and receive services at cost from Vanguard pursuant to a Funds' Service Agreement. Non-member funds do not contribute to Vanguard's capital, but they do receive services pursuant to special services agreements. See "Management of the Funds" for more information.



SERVICE PROVIDERS


 CUSTODIAN. The Bank of New York, One Wall Street, New York, NY 10286, serves as the custodian for the PRIMECAP Fund. JPMorgan Chase Bank, 270 Park Avenue, New York, New York 10017-2070, serves as the custodian for the Target Retirement Funds. The custodians are responsible for maintaining the Funds' assets, keeping all necessary accounts and records of Fund assets, and appointing any foreign sub-custodians or foreign securities depositories.



 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA, 19103-7042, serves as the Funds' independent registered public accounting firm. The independent registered public accounting firm audits the Funds' annual financial statements and provides other related services.


 TRANSFER AND DIVIDEND-PAYING AGENT. The Funds' transfer agent and dividend-paying agent is Vanguard, 100 Vanguard Boulevard, Malvern, PA 19355.


CHARACTERISTICS OF THE FUNDS' SHARES


 RESTRICTIONS ON HOLDING OR DISPOSING OF SHARES. There are no restrictions on the right of shareholders to retain or dispose of the Funds' shares, other than the possible future termination of a Fund or share class. Each Fund or class may be terminated by reorganization into another mutual fund or class or by liquidation and distribution of the assets of the Fund or class. Unless terminated by reorganization or liquidation, each Fund and share class will continue indefinitely.


 SHAREHOLDER LIABILITY. The Trust is organized under Delaware law, which provides that shareholders of a statutory trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. Effectively, this means that a shareholder of a Fund will not be personally liable for payment of the Fund's debts except by reason of his or her own conduct or acts. In addition, a shareholder could incur a financial loss as a result of a Fund obligation only if the Fund itself had no remaining assets with which to meet such obligation. We believe that the possibility of such a situation arising is extremely remote.


 DIVIDEND RIGHTS. The shareholders of a Fund are entitled to receive any dividends or other distributions declared by the Fund. No shares of a Fund have priority or preference over any other shares of the Fund with respect to distributions. Distributions will be made from the assets of the Fund and will be paid ratably to all shareholders of the Fund (or class) according to the number of shares of the Fund (or class) held by shareholders on the record date. The amount of dividends per share may vary between separate share classes of the Fund based upon differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.


 VOTING RIGHTS. Shareholders are entitled to vote on a matter if: (1) a shareholder vote is required under the 1940 Act; (2) the matter concerns an amendment to the Declaration of Trust that would adversely affect to a material degree the rights and preferences of the shares of a Fund or any class; (3) the trustees determine that it is necessary or desirable to obtain a shareholder vote; or (4) a certain type of merger or consolidation, share conversion, share exchange, or sale of assets is proposed. The 1940 Act requires a shareholder vote under various circumstances, including to elect or remove trustees upon the written request of shareholders representing 10% or more of a Fund's net assets and to change any fundamental policy of a Fund. Unless otherwise required by applicable law, shareholders of a Fund receive one vote for each dollar of net asset value owned on the record date, and a fractional vote for each fractional dollar of net asset value owned on the record date. However, only the shares of the Fund or class affected by a particular matter are entitled to vote on that matter. In addition, each class has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of another. Voting rights are noncumulative and cannot be modified without a majority vote.

 LIQUIDATION RIGHTS. In the event that a Fund is liquidated, shareholders will be entitled to receive a pro rata share of the Fund's net assets. In the event that a class of shares is liquidated, shareholders of that class will be entitled to receive a pro rata share of the Fund's net assets that are allocated to that class. Shareholders may receive cash, securities, or a combination of the two.


 PREEMPTIVE RIGHTS. There are no preemptive rights associated with the Funds' shares.


 CONVERSION RIGHTS. Fund shareholders may convert their shares into another class of shares of the same Fund upon the satisfaction of any then applicable eligibility requirements.



 REDEMPTION PROVISIONS. Each Fund's redemption provisions are described in its current prospectus and elsewhere in this Statement of Additional Information.


 SINKING FUND PROVISIONS. The Funds have no sinking fund provisions.


 CALLS OR ASSESSMENT. The Funds' shares, when issued, are fully paid and non-assessable.


TAX STATUS OF THE FUNDS


Each Fund intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the IRC). This special tax status means that the Fund will not be liable for federal tax on income and capital gains distributed to shareholders. In order to preserve its tax status, each Fund must comply with certain requirements. If a Fund fails to meet these requirements in any taxable year, it will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before regaining its tax status as a regulated investment company.


 Dividends received and distributed by each Fund on shares of stock of domestic corporations may be eligible for the dividends-received deduction applicable to corporate shareholders. Corporations must satisfy certain requirements in order to claim the deduction. Capital gains distributed by the Fund are not eligible for the dividends-received deduction.


 Five to ten years after a Target Retirement Fund with a target retirement date (a Dated Fund) reaches its target retirement year, its asset allocation is expected to match that of Vanguard Target Retirement Income Fund (the Income
Fund). At that time, the assets of the Dated Fund will be combined with the assets of the Income Fund. The board of trustees of each Dated Fund reserves the right to engage in such transactions in the best interests of fund shareholders. The Trust's Agreement and Declaration of Trust empowers the trustees to take these actions with or without seeking shareholder approval. A combination of assets may result in a capital gain or loss for shareholders of a Dated Fund.


                               INVESTMENT POLICIES


Some of the investment policies described below and in each Fund's prospectus set forth percentage limitations on a Fund's investment in, or holdings of, certain securities or other assets. Unless otherwise required by law, compliance with these policies will be determined immediately after the acquisition of such securities or assets. Subsequent changes in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations.


 The following policies and explanations supplement each Fund's investment objective and policies set forth in the prospectuses. With respect to the different investments discussed below, a Fund may acquire such investments to the extent consistent with its investment objective and policies.


 ASSET-BACKED SECURITIES. Asset-backed securities are securities that represent a participation in, or are secured by and payable from, pools of underlying assets such as debt securities, bank loans, motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (i.e., credit card) agreements and other categories of receivables. These underlying assets are securitized through the use of trusts and special purpose entities. Payment of interest and repayment of principal on asset-backed securities may be largely dependent upon the cash flows generated by the underlying assets backing the securities and, in certain cases, may be supported by letters of credit, surety bonds, or other credit enhancements. The rate of principal payments on asset-backed securities is related to the rate of principal payments, including prepayments, on the underlying assets. The credit quality of asset-backed securities depends primarily on the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. The value of asset-backed securities may be affected by the various factors described above and other factors, such as changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the underlying assets, or the entities providing the credit enhancement.


 Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate, as a result of the pass-through of prepayments of principal on the underlying assets. Prepayments of principal by borrowers or foreclosure or other enforcement action by creditors shorten the term of the underlying assets. The occurrence of prepayments is a function of several factors, such as the level of interest rates, general economic conditions, the location and age of the underlying obligations, and other social and demographic conditions. A fund's ability to maintain positions in asset-backed securities is affected by the reductions in the principal amount of the underlying assets because of prepayments. A fund's ability to reinvest prepayments of principal (as well as interest and other distributions and sale proceeds) at a comparable yield is subject to generally prevailing interest rates at that time. The value of asset-backed securities varies with changes in market interest rates generally and the differentials in yields among various kinds of U.S. Government securities, mortgage-backed securities, and asset-backed securities. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of the underlying securities. Conversely, in periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the average life of such assets. Because prepayments of principal generally occur when interest rates are declining, an investor, such as a fund, generally has to reinvest the proceeds of such prepayments at lower interest rates than those at which the assets were previously invested. Therefore, asset-backed securities have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity.


 Because asset-backed securities generally do not have the benefit of a security interest in the underlying assets that is comparable to a mortgage, asset-backed securities present certain additional risks that are not present with mortgage-backed securities. For example, revolving credit receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set-off certain amounts owed, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles, rather than by real property. Most issuers of automobile receivables permit loan servicers to retain possession of the underlying assets. If the servicer of a pool of underlying assets sells them to another party, there is the risk that the purchaser could acquire an interest superior to that of holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issue of asset-backed securities and technical requirements under state law, the trustee for the holders of the automobile receivables may not have a proper security interest in the automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not be available to support payments on these securities.


 BORROWING. A fund's ability to borrow money is limited by its investment policies and limitations, by the 1940 Act, and by applicable exemptions, no-action letters, interpretations, and other pronouncements by the SEC and its staff, and any other regulatory authority having jurisdiction, from time to time. Under the 1940 Act, a fund is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the fund's total assets made for temporary or emergency purposes. Any borrowings for temporary purposes in excess of 5% of the fund's total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or for other reasons, a fund may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.



 Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a fund's portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by earnings on the securities purchased. A fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

 The SEC takes the position that other transactions that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing can be viewed as constituting a form of borrowing by the fund for purposes of the 1940 Act. These transactions can include entering into reverse repurchase agreements, engaging in mortgage-dollar-roll transactions, selling securities short (other than short sales "against-the-box"), buying and selling certain derivatives (such as futures contracts), selling (or writing) put and call options, engaging in sale-buybacks, entering into firm-commitment and standby-commitment agreements, engaging in when-issued, delayed-delivery, or forward-commitment transactions, and other trading practices that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing (additional discussion about a number of these transactions can be found below). A borrowing transaction will not be considered to constitute the issuance of a "senior security" by a fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund (1) maintains an offsetting financial position, (2) segregates liquid assets (with such liquidity determined by the advisor in accordance with procedures established by the board of trustees) equal (as determined on a daily mark-to-market basis) in value to the fund's potential economic exposure under the borrowing transaction, or (3) otherwise "covers" the transaction in accordance with applicable SEC guidance (collectively, "covers" the transaction). A fund may have to buy or sell a security at a disadvantageous time or price in order to cover a borrowing transaction. In addition, assets so segregated may not be available to satisfy redemptions or for other purposes.



 COMMON STOCK. Common stock represents an equity or ownership interest in an issuer. Common stock typically entitles the owner to vote on the election of directors and other important matters as well as to receive dividends on such stock. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds, other debt holders, and owners of preferred stock take precedence over the claims of those who own common stock.


 CONVERTIBLE SECURITIES. Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt securities or preferred stock that may be converted (on a voluntary or mandatory basis) within a specified period of time (normally for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. Convertible securities also include debt securities with warrants or common stock attached and derivatives combining the features of debt securities and equity securities. Other convertible securities with features and risks not specifically referred to herein may become available in the future. Convertible securities involve risks similar to those of both fixed income and equity securities.


 The market value of a convertible security is a function of its "investment value" and its "conversion value." A security's "investment value" represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer, and the seniority of the security in the issuer's capital structure. A security's "conversion value" is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security. If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. In that circumstance, the convertible security takes on the characteristics of a bond, and its price moves in the opposite direction from interest rates. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security. In that case, the convertible security's price may be as volatile as that of common stock. Because both interest rate and market movements can influence its value, a convertible security generally is not as sensitive to interest rates as a similar fixed income security, nor is it as sensitive to changes in share price as its underlying equity security. Convertible securities are often rated below investment-grade or are not rated, and are generally subject to a high degree of credit risk.


 While all markets are prone to change over time, the generally high rate at which convertible securities are retired (through mandatory or scheduled conversions by issuers or voluntary redemptions by holders) and replaced with newly issued convertibles may cause the convertible securities market to change more rapidly than other markets. For example, a concentration of available convertible securities in a few economic sectors could elevate the sensitivity of the convertible securities market to the volatility of the equity markets and to the specific risks of those sectors. Moreover, convertible securities with innovative structures, such as mandatory conversion securities and equity-linked securities, have increased the sensitivity of the convertible securities market to the volatility of the equity markets and to the special risks of those innovations, which may include risks different from, and possibly greater than, those associated with traditional convertible securities.


 DEBT SECURITIES. A debt security is a security consisting of a certificate or other evidence of a debt (secured or unsecured) on which the issuing company or governmental body promises to pay the holder thereof a fixed, variable, or floating rate of interest for a specified length of time, and to repay the debt on the specified maturity date. Some debt securities, such as zero coupon bonds, do not make regular interest payments but are issued at a discount to their principal or maturity value. Debt securities include a variety of fixed income obligations, including, but not limited to, corporate bonds, government securities, municipal securities, convertible securities, mortgage-backed securities, and asset-backed securities. Debt securities include investment-grade securities, non-investment-grade securities, and unrated securities. Debt securities are subject to a variety of risks, such as interest rate risk, income risk, call/ prepayment risk, inflation risk, credit risk, and (in the case of foreign securities) country risk and currency risk.


 DEBT SECURITIES -- BANK OBLIGATIONS. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations of commercial banks. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. As a result of these adjustments, the interest rate on these obligations may be increased or decreased periodically. Frequently, dealers selling variable rate certificates of deposit to a fund will agree to repurchase such instruments, at the fund's option, at par on or near the coupon dates. The dealers' obligations to repurchase these instruments are subject to conditions imposed by various dealers; such conditions typically are the continued credit standing of the issuer and the existence of reasonably orderly market conditions. A fund is also able to sell variable rate certificates of deposit in the secondary market. Variable rate certificates of deposit normally carry a higher interest rate than comparable fixed-rate certificates of deposit. A banker's acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in the secondary markets prior to maturity.


 DEBT SECURITIES -- COMMERCIAL PAPER. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs, is usually sold on a discount basis, and has a maturity at the time of issuance not exceeding nine months. Commercial paper rated A-1 by Standard & Poor's has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is A-1, A-2, or A-3. The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.


 Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangement between the issuer and a commercial bank acting as agent for the payees of such notes, whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Because variable amount master demand notes are direct lending arrangements between a lender and a borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with a fund's investment in variable amount master demand notes, Vanguard's investment management staff will monitor, on an ongoing basis, the earning power, cash flow and other liquidity ratios of the issuer, and the borrower's ability to pay principal and interest on demand.

 DEBT SECURITIES -- INFLATION-INDEXED SECURITIES. Inflation-indexed securities are debt securities the principal value of which is periodically adjusted to reflect the rate of inflation as indicated by the Consumer Price Index (CPI). Inflation-indexed securities may be issued by the U.S. government, agencies and instrumentalities of the U.S. government, and by corporations. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon.


 The periodic adjustment of U.S. inflation-indexed securities is tied to the CPI, which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed securities issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.


 Inflation--a general rise in prices of goods and services--erodes the purchasing power of an investor's portfolio. For example, if an investment provides a "nominal" total return of 8% in a given year and inflation is 4% during that period, the inflation-adjusted, or real, return is 4%. Inflation, as measured by the CPI, has occurred in 49 of the past 50 years, so investors should be conscious of both the nominal and real returns of their investments. Investors in inflation-indexed securities funds who do not reinvest the portion of the income distribution that is attributable to inflation adjustments will not maintain the purchasing power of the investment over the long term. This is because interest earned depends on the amount of principal invested, and that principal will not grow with inflation if the investor fails to reinvest the principal adjustment paid out as part of a fund's income distributions. While inflation-indexed securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.


 If the periodic adjustment rate measuring inflation (i.e., the CPI) falls, the principal value of inflation-indexed securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed securities, even during a period of deflation. However, the current market value of the inflation-indexed securities is not guaranteed, and will fluctuate. Other inflation-indexed securities include inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.


 The value of inflation-indexed securities should change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed securities.


 Any increase in principal for an inflation-indexed security resulting from inflation adjustments is considered by the Internal Revenue Service (the IRS) regulations to be taxable income in the year it occurs. For direct holders of an inflation-indexed security, this means that taxes must be paid on principal adjustments even though these amounts are not received until the bond matures. By contrast, a fund holding these securities distributes both interest income and the income attributable to principal adjustments each quarter in the form of cash or reinvested shares (which, like principal adjustments, are taxable to shareholders).


 DEBT SECURITIES -- NON-INVESTMENT-GRADE SECURITIES. Non-investment-grade securities, also referred to as "high yield securities" or "junk bonds," are debt securities that are rated lower than the four highest rating categories by an nationally recognized statistical rating organization (for example, lower than Baa3 by Moody's Investors Service, Inc. or lower than BBB- by Standard & Poor's) or are determined to be of comparable quality by the fund's advisor. These securities are generally considered to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the investment-grade categories. Investment in these securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk.

 Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of investment-grade securities. Thus, reliance on credit ratings in making investment decisions entails greater risks for high-yield securities than for investment-grade debt securities. The success of a fund's advisor in managing high-yield securities is more dependent upon its own credit analysis than is the case with investment-grade securities.


 Some high-yield securities are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring, such as an acquisition, merger, or leveraged buyout. Companies that issue high-yield securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with investment-grade securities. Some high-yield securities were once rated as investment-grade but have been downgraded to junk bond status because of financial difficulties experienced by their issuers.


 The market values of high-yield securities tend to reflect individual issuer developments to a greater extent than do investment-grade securities, which in general react to fluctuations in the general level of interest rates. High-yield securities also tend to be more sensitive to economic conditions than are investment-grade securities. A projection of an economic downturn, for example, could cause a decline in junk bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high-yield securities defaults, in addition to risking payment of all or a portion of interest and principal, a fund investing in such securities may incur additional expenses to seek recovery.


 The secondary market on which high-yield securities are traded may be less liquid than the market for investment-grade securities. Less liquidity in the secondary trading market could adversely affect the ability of a fund to sell a high-yield security or the price at which a fund could sell a high-yield security, and could adversely affect the daily net asset value of fund shares. When secondary markets for high-yield securities are less liquid than the market for investment-grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.


 Except as otherwise provided in a fund's prospectus, if a credit-rating agency changes the rating of a portfolio security held by a fund, the fund may retain the portfolio security if the advisor deems it in the best interests of shareholders.


 DEBT SECURITIES -- STRUCTURED AND INDEXED SECURITIES. Structured securities (also called "structured notes") and indexed securities are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. The value of the principal of and/or interest on structured and indexed securities is determined by reference to changes in the value of a specific asset, reference rate, or index (the reference) or the relative change in two or more references. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased, depending upon changes in the applicable reference. The terms of the structured and indexed securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in a loss of invested capital. Structured and indexed securities may be positively or negatively indexed, so that appreciation of the reference may produce an increase or a decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rate or the value of the structured or indexed security at maturity may be calculated as a specified multiple of the change in the value of the reference; therefore, the value of such security may be very volatile. Structured and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference. Structured or indexed securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities.


 DEBT SECURITIES -- U.S. GOVERNMENT SECURITIES. The term "U.S. Government Securities" refers to a variety of debt securities which are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. government, and by various instrumentalities which have been established or sponsored by the U.S. government. The term also refers to repurchase agreements collateralized by such securities.


 U.S. Treasury Securities are backed by the full faith and credit of the United States. Other types of securities issued or guaranteed by Federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. The U.S. government, however, does not guarantee the market price of any U.S. government securities. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.


 Some of the U.S. government agencies that issue or guarantee securities include the Government National Mortgage Association, the Export-Import Bank of the United States, the Farmers Home Administration, the Federal Housing Administration, the Maritime Administration, the Small Business Administration, and the Tennessee Valley Authority. An instrumentality of the U.S. government is a government agency organized under Federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, the Federal Home Loan Banks and the Federal National Mortgage Association.



 DEBT SECURITIES -- VARIABLE AND FLOATING RATE SECURITIES. Variable and floating rate securities are debt securities that provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer's credit quality. There is a risk that the current interest rate on variable and floating rate securities may not accurately reflect existing market interest rates. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.


 DEBT SECURITIES -- ZERO-COUPON AND PAY-IN-KIND SECURITIES. Zero-coupon and pay-in-kind securities are debt securities that do not make regular cash interest payments. Zero-coupon securities generally do not pay interest. Pay-in-kind securities pay interest through the issuance of additional securities. These securities are generally issued at a discount to their principal or maturity value. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal income tax law requires the holders of zero-coupon and pay-in-kind securities to include in income each year the portion of the original issue discount and other non-cash income on such securities accrued during that year.


 DEPOSITARY RECEIPTS. Depositary receipts are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a "depository." Depositary receipts may be sponsored or unsponsored and include American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other depositary receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other depositary receipts, such as GDRs and EDRs, may be issued in bearer form and denominated in other currencies, and are generally designed for use in securities markets outside the U.S. Although the two types of depositary receipt facilities (unsponsored or sponsored) are similar, there are differences regarding a holder's rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.


 Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer's request. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

 For purposes of a fund's investment policies, investments in depositary receipts will be deemed to be investments in the underlying securities. Thus, a depositary receipt representing ownership of common stock will be treated as common stock. Depository receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.


 DERIVATIVES. A derivative is a financial instrument which has a value that is based on--or "derived from"--the values of other assets, reference rates, or indexes. Derivatives may relate to a wide variety of underlying references, such as commodities, stocks, bonds, interest rates, currency exchange rates, and related indexes. Derivatives include futures contracts and options on futures contracts (see additional discussion below), forward-commitment transactions (see additional discussion below), options on securities (see additional discussion below), caps, floors, collars, swap agreements (see additional discussion below), and other financial instruments. Some derivatives, such as futures contracts and certain options, are traded on U.S. commodity and securities exchanges, while other derivatives, such as swap agreements, are privately negotiated and entered into in the over-the-counter (OTC) market. The risks associated with the use of derivatives are different from, and possibly greater than, the risks associated with investing directly in the securities, assets, or market indexes on which the derivatives are based. Derivatives are used by some investors for speculative purposes. Derivatives also may be used for a variety of purposes that do not constitute speculation, such as hedging, risk management, seeking to stay fully invested, seeking to reduce transaction costs, seeking to simulate an investment in equity or debt securities or other investments, seeking to add value by using derivatives to more efficiently implement portfolio positions when derivatives are favorably priced relative to equity or debt securities or other investments, and for other purposes. A fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns. There is no assurance that any derivatives strategy used by a fund's advisor will succeed.


 Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.


 The use of a derivative involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the other party to the contract (usually referred to as a "counterparty") or the failure of the counterparty to make required payments or otherwise comply with the terms of the contract. Additionally, the use of credit derivatives can result in losses if a fund's advisor does not correctly evaluate the creditworthiness of the issuer on which the credit derivative is based.


 Derivatives may be subject to liquidity risk, which exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.


 Derivatives may be subject to pricing or "basis" risk, which exists when a particular derivative becomes extraordinarily expensive relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.


 Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A derivative transaction will not be considered to constitute the issuance of a "senior security" by a fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."


 Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that its advisor will incorrectly forecast future market trends or the values of assets, reference rates, indices, or other financial or economic factors in establishing derivative positions for the fund. If the advisor attempts to use a derivative as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the derivative will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many derivatives, in particular OTC derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

 EURODOLLAR AND YANKEE OBLIGATIONS. Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.


 Eurodollar and Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across their borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers. However, Eurodollar and Yankee obligations will undergo the same type of credit analysis as domestic issues in which a Vanguard fund invests, and will have at least the same financial strength as the domestic issuers approved for the fund.


 EXCHANGE-TRADED FUNDS. A fund may purchase shares of exchange-traded funds
(ETFs), including ETF shares issued by other Vanguard funds. Typically, a fund would purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts: to obtain exposure to all or a portion of the stock or bond market. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly and more tax-efficient than futures. In addition, ETF shares can be purchased for smaller sums, offer exposure to market sectors and styles for which there is no suitable or liquid futures contract, and do not involve leverage.


 Most ETFs are investment companies. Therefore, a fund's purchases of ETF shares generally are subject to the limitations on, and the risks of, a fund's investments in other investment companies, which are described below under the heading "Other Investment Companies."


 An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of the ETF's shares may trade at a discount to their net asset value; (2) an active trading market for an ETF's shares may not develop or be maintained; or (3) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.


 FOREIGN SECURITIES. Foreign securities are equity or debt securities issued by entities organized, domiciled, or with a principal place of business outside the United States, such as foreign corporations and governments. Foreign securities may trade in U.S. or foreign securities markets. A fund may make foreign investments either directly by purchasing foreign securities or indirectly by purchasing depositary receipts or depositary shares of similar instruments (depositary receipts) for foreign securities (see discussion above). Depositary receipts are securities that are listed on exchanges or quoted in OTC markets in one country but represent shares of issuers domiciled in another country. Direct investments in foreign securities may be made either on foreign securities exchanges or in the OTC markets. Investing in foreign securities involves certain special risk considerations that are not typically associated with investing in securities of U.S. companies or governments.


 Because foreign issuers are not generally subject to uniform accounting, auditing, and financial reporting standards and practices comparable to those applicable to U.S. issuers, there may be less publicly available information about certain foreign issuers than about U.S. issuers. Evidence of securities ownership may be uncertain in many foreign countries. As a result, there is a risk that a fund's trade details could be incorrectly or fraudulently entered at the time of the transaction, resulting in a loss to the fund. Securities of foreign issuers are generally less liquid than securities of comparable U.S. issuers. In certain countries, there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, war, terrorism, nationalization, limitations on the removal of funds or other assets, or diplomatic developments which could affect U.S. investments in those countries. Although an advisor will endeavor to achieve most favorable execution costs for a fund's portfolio transactions in foreign securities under the circumstances, commissions (and other transaction costs) are generally higher than those on U.S. securities. In addition, it is expected that the expenses for custodian arrangements of the fund's foreign securities will be somewhat greater than the expenses for a fund that invests primarily in domestic securities. Certain foreign governments levy withholding taxes against dividend and interest income from foreign securities. Although in some countries a portion of these taxes is recoverable by the fund, the non-recovered portion of foreign withholding taxes will reduce the income received from the companies making up a fund.


 The value of the foreign securities held by a fund that are not U.S. dollar-denominated may be significantly affected by changes in currency exchange rates. The U.S. dollar value of a foreign security generally decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency (as discussed below, a fund may attempt to hedge its currency risks). In addition, the value of fund assets may be affected by losses and other expenses incurred in converting between various currencies in order to purchase and sell foreign securities, and by currency restrictions, exchange control regulation, currency devaluations, and political and economic developments.


 FOREIGN SECURITIES -- EMERGING MARKET RISK. Investing in emerging market countries involves certain risks not typically associated with investing in the United States, and imposes risks greater than, or in addition to, risks of investing in more developed foreign countries. These risks include, but are not limited to, the following: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic, and political uncertainty and instability (including amplified risk of war and terrorism); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on the fund's ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned, and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity, and significantly smaller market capitalization of securities markets. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. Furthermore, high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.


 FOREIGN SECURITIES -- FOREIGN CURRENCY TRANSACTIONS. The value in U.S. dollars of a fund's non-dollar-denominated foreign securities may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the fund may incur costs in connection with conversions between various currencies. To seek to minimize the impact of such factors on net asset values, a fund may engage in foreign currency transactions in connection with its investments in foreign securities. A fund will not speculate in foreign currency exchange and will enter into foreign currency transactions only to attempt to "hedge" the currency risk associated with investing in foreign securities. Although such transactions tend to minimize the risk of loss that would result from a decline in the value of the hedged currency, they also may limit any potential gain that might result should the value of such currency increase.


 Currency exchange transactions may be conducted either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into with large commercial banks or other currency traders who are participants in the interbank market. Currency exchange transactions also may be effected through the use of swap agreements or other derivatives. Currency exchange transactions may be considered borrowings. A currency exchange transaction will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."


 By entering into a forward contract for the purchase or sale of foreign currency involved in underlying security transactions, a fund may be able to protect itself against part or all of the possible loss between trade and settlement dates for that purchase or sale resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. This practice is sometimes referred to as "transaction hedging." In addition, when the advisor reasonably believes that a particular foreign currency may suffer a substantial decline against the U.S. dollar, a fund may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This practice is sometimes referred to as "portfolio hedging." Similarly, when the advisor reasonably believes that the U.S. dollar may suffer a substantial decline against a foreign currency, a fund may enter into a forward contract to buy that foreign currency for a fixed dollar amount.


 A fund may also attempt to hedge its foreign currency exchange rate risk by engaging in currency futures, options, and "cross-hedge" transactions. In cross-hedge transactions, a fund holding securities denominated in one foreign currency will enter into a forward currency contract to buy or sell a different foreign currency (one that the advisor reasonably believes generally tracks the currency being hedged with regard to price movements). The advisor may select the tracking (or substitute) currency rather than the currency in which the security is denominated for various reasons, including in order to take advantage of pricing or other opportunities presented by the tracking currency or because the market for the tracking currency is more liquid or more efficient. Such cross-hedges are expected to help protect a fund against an increase or decrease in the value of the U.S. dollar against certain foreign currencies.


 A fund may hold a portion of its assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.


 The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if its advisor's predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave a fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that a fund will have flexibility to roll-over a foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services thereunder.


 FOREIGN SECURITIES -- FOREIGN INVESTMENT COMPANIES. Some of the countries in which a fund may invest may not permit, or may place economic restrictions on, direct investment by outside investors. Fund investments in such countries may be permitted only through foreign government-approved or authorized investment vehicles, which may include other investment companies. Such investments may be made through registered or unregistered closed-end investment companies that invest in foreign securities. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to the limitations on, and the risks of, a fund's investments in other investment companies, which are described below under the heading "Other Investment Companies."


 FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Futures contracts and options on futures contracts are derivatives (see additional discussion above). A futures contract is a standardized agreement between two parties to buy or sell at a specific time in the future a specific quantity of a commodity at a specific price. The commodity may consist of an asset, a reference rate, or an index. A security futures contract relates to the sale of a specific quantity of shares of a single equity security or a narrow-based securities index. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying commodity. The buyer of a futures contract enters into an agreement to purchase the underlying commodity on the settlement date and is said to be "long" the contract. The seller of a futures contract enters into an agreement to sell the underlying commodity on the settlement date and is said to be "short" the contract. The price at which a futures contract is entered into is established by open outcry on the floor of an exchange between exchange members acting as traders or brokers. Open futures contracts can be liquidated or closed out by physical delivery of the underlying commodity or payment of the cash settlement amount on the settlement date, depending on the terms of the particular contract. Some financial futures contracts (such as security futures) provide for physical settlement at maturity. Other financial futures contracts (such as those relating to interest rates, foreign currencies and broad-based securities indexes) generally provide for cash settlement at maturity. In the case of cash settled futures contracts, the cash settlement amount is equal to the difference between the final settlement price on the last trading day of the contract and the price at which the contract was entered into. Most futures contracts, however, are not held until maturity but instead are "offset" before the settlement date through the establishment of an opposite and equal futures position.


 The purchaser or seller of a futures contract is not required to deliver or pay for the underlying commodity unless the contract is held until the settlement date. However, both the purchaser and seller are required to deposit "initial margin" with a futures commission merchant (FCM) when the futures contract is entered into. Initial margin deposits are typically calculated as a percentage of the contract's market value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. This process is known as "marking-to-market."


 A futures transaction will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."


 An option on a futures contract (or futures option) conveys the right, but not the obligation, to purchase (in the case of a call option) or sell (in the case of a put option) a specific futures contract at a specific price (called the "exercise" or "strike" price) any time before the option expires. The buyer of a call option is said to go "long" a futures contract, while the buyer of a put option is said to go "short" a futures contract. The seller of an option is called an option writer. The purchase price of an option is called the premium. The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case, for example, if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is "in-the-money" at the expiration date. A call option is in-the-money if the value of the underlying futures contract exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying futures contract. Generally, any profit realized by an option buyer represents a loss for the option writer.


 A fund that takes the position of a writer of a futures option is required to deposit and maintain initial and variation margin with respect to the option, as described above in the case of futures contracts. A futures option transaction will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."


 Each fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission under which a mutual fund is conditionally excluded from the definition of the term "commodity pool operator". A fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.



 FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS -- RISKS. The risk of loss in trading futures contracts and in writing futures options can be substantial, because of the low margin deposits required, the extremely high degree of leverage involved in futures and options pricing, and the potential high volatility of the futures markets. As a result, a relatively small price movement in a futures position may result in immediate and substantial loss (or gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract, and the writing of a futures option, may result in losses in excess of the amount invested in the position. In the event of adverse price movements, a fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements (and segregation requirements, if applicable) at a time when it may be disadvantageous to do so. In addition, on the settlement date, a fund may be required to make delivery of the instruments underlying the futures positions it holds.


 A fund could suffer losses if it is unable to close out a futures contract or a futures option because of an illiquid secondary market. Futures contracts and futures options may be closed out only on an exchange which provides a secondary market for such products. However, there can be no assurance that a liquid secondary market will exist for any particular futures product at any specific time. Thus, it may not be possible to close a futures or option position. Moreover, most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses. The inability to close futures and options positions also could have an adverse impact on the ability to hedge a portfolio investment or to establish a substitute for a portfolio investment.


 A fund bears the risk that its advisor will incorrectly predict future market trends. If the advisor attempts to use a futures contract or a futures option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the futures position will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving futures products can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments.


 A fund could lose margin payments it has deposited with its FCM, if, for example, the FCM breaches its agreement with the fund or becomes insolvent or goes into bankruptcy. In that event, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.

 HYBRID INSTRUMENT. A hybrid instrument, or hybrid, is an interest in an issuer that combines the characteristics of an equity security, a debt security, a commodity, and/or a derivative. A hybrid may have characteristics that, on the whole, more strongly suggest the existence of a bond, stock or other traditional investment, but may also have prominent features that are normally associated with a different type of investment. Moreover, hybrid instruments may be treated as a particular type of investment for one regulatory purpose (such as taxation) and may be simultaneously treated as a different type of investment for a different regulatory purpose (such as securities or commodity regulation). Hybrids can be used as an efficient means of pursuing a variety of investment goals, including increased total return, duration management, and currency hedging. Because hybrids combine features of two or more traditional investments, and may involve the use of innovative structures, hybrids present risks that may be similar to, different from, or greater than those associated with traditional investments with similar characteristics.
 Examples of hybrid instruments include convertible securities, which combine the investment characteristics of bonds and common stocks, and perpetual bonds, which are structured like fixed income securities, have no maturity date and may be characterized as debt or equity for certain regulatory purposes. Another example of a hybrid is a commodity-linked bond, such as a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid would be a combination of a bond and a call option on oil.
 In the case of hybrids that are structured like fixed income securities (such as structured notes), the principal amount or interest rate is generally tied (positively or negatively) to the price of some commodity, currency, securities index, interest rate or other economic factor (each a "benchmark"). For some hybrids, the principal amount payable at maturity or interest rate may be increased or decreased, depending on changes in the value of the benchmark. Other hybrids do not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond with a fixed principal amount that pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a fund to the credit risk of the issuer of the hybrids. Depending on the level of a fund's investment in hybrids, these risks may cause significant fluctuations in the fund's net asset value.
 Certain issuers of hybrid instruments known as structured products may be deemed to be investment companies as defined in the 1940 Act. As a result, the funds' investments in these products may be subject to limits described below under the heading "Other Investment Companies."

 INTERFUND BORROWING AND LENDING. The SEC has granted an exemption permitting the Vanguard funds to participate in Vanguard's interfund lending program. This program allows the Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes. The program is subject to a number of conditions, including the requirement that no fund may borrow or lend money through the program unless it receives a more favorable interest rate than is available from a typical bank for a comparable transaction. In addition, a Vanguard fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objective and other investment policies. The boards of trustees of the Vanguard funds are responsible for overseeing the interfund lending program.


 LOAN INTERESTS AND DIRECT DEBT INSTRUMENTS. Loan interests and direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (in the case of loans and loan participations), to suppliers of goods or services (in the case of trade claims or other receivables), or to other parties. These investments involve a risk of loss in case of the default, insolvency or bankruptcy of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a purchaser supply additional cash to a borrower on demand.


 Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, or are not made in a timely manner, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than unsecured loans in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.


 Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is at least conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.


 A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower under the terms of the loan or other indebtedness. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.


 Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.


 A fund's investment policies will govern the amount of total assets that it may invest in any one issuer or in issuers within the same industry. For purposes of these limitations, a fund generally will treat the borrower as the "issuer" of indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the fund, in some circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for purposes of the fund's investment policies. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.


 MORTGAGE DOLLAR ROLLS. A mortgage dollar roll is a transaction in which a fund sells a mortgage-backed security to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A mortgage-dollar-roll program may be structured to simulate an investment in mortgage-backed securities at a potentially lower cost, or with potentially reduced administrative burdens, than directly holding mortgage-backed securities. A mortgage dollar roll can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a fund pledges a mortgage-backed security to a dealer to obtain cash. Unlike the dealer of reverse repurchase agreements, the dealer with which a fund enters into a mortgage-dollar-roll transaction is not obligated to return the same securities as those originally sold by the fund, but rather only securities which are "substantially identical." To be considered substantially identical, the securities returned to a fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have similar original stated maturities; (4) have identical net coupon rates; (5) have similar market yields (and therefore prices); and (6) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within a certain percentage of the initial amount delivered. A mortgage dollar roll may be considered to constitute a borrowing transaction. A mortgage-dollar-roll transaction will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and is subject to the risks, described above under the heading "Borrowing." Mortgage dollar rolls will be used only if consistent with a fund's investment objective and strategies and will not be used to leverage a fund's assets or change its risk profile. The proceeds of mortgage-dollar-roll transactions will be invested in high-quality, short-term fixed income securities.


 MORTGAGE-BACKED SECURITIES. Mortgage-backed securities are securities that represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property or instruments derived from such loans. Mortgage-backed securities include various types of securities such as government stripped mortgage-backed securities, adjustable rate mortgage-backed securities and collateralized mortgage obligations.


 Generally, mortgage-backed securities represent interests in pools of mortgage loans assembled for sale to investors by various governmental agencies, such as the Government National Mortgage Association (GNMA), by government-related organizations, such as the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC), as well as by private issuers, such as commercial banks, savings and loan institutions and mortgage bankers. (See "Debt Securities - U.S. Government Securities" above.)


 Mortgage-backed securities may be classified as private, government, or government-related, depending on the issuer or guarantor. Private mortgage-backed securities represent interest in pass-through pools consisting principally of conventional residential mortgage loans created by non-government issuers, such as commercial banks and savings and loan associations and private mortgage insurance companies. Government mortgage-backed securities are backed by the full faith and credit of the United States. GNMA, the principal U.S. guarantor of these securities, is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Government-related mortgage-backed securities are not backed by the full faith and credit of the United States, and are issued by companies such as FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders, which is subject to general regulation by the Secretary of Housing and Urban Development. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC is a corporate instrumentality of the United States, the stock of which is owned by the Federal Home Loan Banks. Participation certificates representing interests in mortgages from FHLMC's national portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by FHLMC. Private, government or government-related entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than customary.


 Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. Prepayments of principal by mortgagors or mortgage foreclosures shorten the term of the mortgage pool underlying the mortgage-backed security. Factors affecting mortgage prepayments include, but are not limited to, the level of interest rates, general economic, social and demographic conditions, the location of the mortgaged property, and the age of the mortgage. Because prepayment rates of individual mortgage pools vary widely, the average life of a particular pool cannot be predicted accurately. A fund's ability to maintain positions in mortgage-backed securities is affected by the reductions in the principal amount of such securities resulting from prepayments. A fund's ability to reinvest prepayments of principal at comparable yield is subject to generally prevailing interest rates at that time. The values of mortgage-backed securities vary with changes in market interest rates generally and the differentials in yields among various kinds of U.S. Government securities, mortgage-backed securities, and asset-backed securities. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgages supporting a mortgage-backed security. Conversely, in periods of falling interest rates, the rate of prepayment tends to increase thereby shortening the average life of such a pool. Because prepayments of principal generally occur when interest rates are declining, an investor, such as a fund, generally has to reinvest the proceeds of such prepayments at lower interest rates than those at which its assets were previously invested. Therefore, mortgage-backed securities have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity.


 MORTGAGE-BACKED SECURITIES -- ADJUSTABLE RATE MORTGAGE-BACKED SECURITIES. Adjustable rate mortgage-backed securities (ARMBSs) have interest rates that reset at periodic intervals. Acquiring ARMBSs permits a fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, a fund holding an ARMBS does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.


 MORTGAGE-BACKED SECURITIES -- COLLATERALIZED MORTGAGE OBLIGATIONS. Collateralized mortgage obligations (CMOs) are mortgage-backed securities that are collateralized by whole loan mortgages or mortgage pass-through securities. The bonds issued in a CMO transaction are divided into groups, and each group of bonds is referred to as a "tranche." Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the CMO bondholders. The bonds issued under a traditional CMO structure are retired sequentially as opposed to the pro-rata return of principal found in traditional pass-through obligations. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. Under a CMO structure, the repayment of principal among the different tranches is prioritized in accordance with the terms of the particular CMO issuance. The "fastest-pay" tranches of bonds, as specified in the prospectus for the issuance, would initially receive all principal payments. When those tranches of bonds are retired, the next tranche, or tranches, in the sequence, as specified in the prospectus, receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to formulate securities with short, intermediate, and long final maturities and expected average lives and risk characteristics.


 In recent years, new types of CMO tranches have evolved. These include floating rate CMOs, planned amortization classes, accrual bonds and CMO residuals. These newer structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. Under certain of these new structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-backed securities.


 The primary risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price of CMOs. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.


 MORTGAGE-BACKED SECURITIES -- STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities (SMBSs) are derivative multi-class mortgage-backed securities. SMBSs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose entities formed or sponsored by any of the foregoing.


 SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The price and yield-to-maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a fund may fail to recoup some or all of its initial investment in these securities, even if the security is in one of the highest rating categories.


 Although SMBSs are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a fund's limitations on investment in illiquid securities.


 OPTIONS. An option is a derivative (see additional discussion above). An option on a security (or index) is a contract that gives the holder of the option, in return for the payment of a "premium," the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option (1) to deliver the underlying security upon payment of the exercise price (in the case of a call option) or (2) to pay the exercise price upon delivery of the underlying security (in the case of a put option). The writer of an option on an index has the obligation upon exercise of the option to pay an amount equal to the cash value of the index minus the exercise price, multiplied by the specified multiplier for the index option. The multiplier for an index option determines the size of the investment position the option represents. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.


 The buyer of a call option is said to go "long" on the underlying position, while the buyer of a put option is said to go "short" the underlying position. The seller of an option is called an option writer. The purchase price of an option is called the "premium." The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer, but that person could also seek to profit from an anticipated rise or decline in option prices. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is "in-the-money" at the expiration date. A call option is in-the-money if the value of the underlying position exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying position. Generally, any profit realized by an option buyer represents a loss for the option writer. The writing of an option will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."


 If a trading market in particular options were to become unavailable, investors in those options (such as the funds) would be unable to close out their positions until trading resumes, and they may be faced with substantial losses if the value of the underlying interest moves adversely during that time. Even if the market were to remain available, there may be times when options prices will not maintain their customary or anticipated relationships to the prices of the underlying interests and related interests. Lack of investor interest, changes in volatility, or other factors or conditions might adversely affect the liquidity, efficiency, continuity, or even the orderliness of the market for particular options.


 A fund bears the risk that its advisor will not accurately predict future market trends. If the advisor attempts to use an option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the option will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving options can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many options, in particular OTC options, are complex and often valued based on subjective factors. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.


 OTHER INVESTMENT COMPANIES. A fund may invest in other investment companies to the extent permitted by applicable law or SEC order. Under the 1940 Act, a fund generally may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company, as long as the investment does not represent more than 3% of the voting stock of the acquired investment company. If a fund invests in other investment companies, shareholders will bear not only their proportionate share of the fund's expenses (including operating expenses and the fees of the advisor), but also, indirectly, the similar expenses of the underlying investment companies. Shareholders would also be exposed to the risks associated not only to the investments of the fund but also to the portfolio investments of the underlying investment companies. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that typically trade on a stock exchange or over-the-counter at a premium or discount to their net asset value. Others are continuously offered at net asset value but also may be traded in the secondary market.


 PREFERRED STOCK. Preferred stock represents an equity or ownership interest in an issuer. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer's common stock. "Participating" preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock and debt securities are subject.


 REPURCHASE AGREEMENTS. A repurchase agreement is an agreement under which a fund acquires a fixed income security (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by a fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and be held by a custodian bank until repurchased. In addition, the investment advisor will monitor a fund's repurchase agreement transactions generally and will evaluate the creditworthiness of any bank, broker, or dealer party to a repurchase agreement relating to a fund. The use of repurchase agreements involves certain risks. One risk is the seller's ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. For example, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the bankruptcy or other laws, a court may determine that the underlying security is collateral for a loan by the fund not within its control and therefore the realization by the fund on such collateral may be automatically stayed. Finally, it is possible that the fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.


 RESTRICTED AND ILLIQUID SECURITIES. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on a fund's books. Illiquid securities may include a wide variety of investments, such as: (1) repurchase agreements maturing in more than seven days; (2) OTC options contracts, and certain other derivatives (including certain swap agreements); (3) fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits); (4) participation interests in loans; (5) municipal lease obligations; (6) commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933 (the 1933 Act); and (7) securities whose disposition is restricted under the federal securities laws. Illiquid securities include restricted, privately placed securities that, under the federal securities laws, generally may be resold only to qualified institutional buyers. If a substantial market develops for a restricted security (or other illiquid investment) held by a fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the board of trustees. This generally includes securities that are unregistered that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act or that are exempt from registration under the 1933 Act, such as commercial paper. While a fund's advisor monitors the liquidity of restricted securities on a daily basis, the board of trustees oversees and retains ultimate responsibility for the advisor's liquidity determinations. Several factors that the trustees consider in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, brokers and dealers that trade in the security, and the availability of information about the security's issuer.


 REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. Under a reverse repurchase agreement, the fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. Reverse repurchase agreements involve the risk that the market value of securities retained by the fund may decline below the repurchase price of the securities sold by the fund which it is obligated to repurchase. A reverse repurchase agreement may be considered a borrowing transaction for purposes of the 1940 Act. A reverse repurchase agreement transaction will not be considered to constitute the issuance of a "senior security" by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing." A fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been reviewed and found satisfactory by the advisor.


 SECURITIES LENDING. A fund may lend its investment securities to qualified institutional investors (typically brokers, dealers, banks, or other financial institutions) who may need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities, or completing arbitrage operations. By lending its investment securities, a fund attempts to increase its net investment income through the receipt of interest on the securities lent. Any gain or loss in the market price of the securities lent that might occur during the term of the loan would be for the account of the fund. If the borrower defaults on its obligation to return the securities lent because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities lent or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities lent, a fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Cash received as collateral through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment to market appreciation or depreciation.


 The terms and the structure and the aggregate amount of securities loans must be consistent with the 1940 Act, and the rules or interpretations of the SEC thereunder. These provisions limit the amount of securities a fund may lend to 33 1/3% of the fund's total assets, and require that (1) the borrower pledge and maintain with the fund collateral consisting of cash, an irrevocable letter of credit or securities issued or guaranteed by the U.S. Government having at all times not less than 100% of the value of the securities lent, (2) the borrower add to such collateral whenever the price of the securities lent rises (i.e., the borrower "marks-to-market" on a daily basis), (3) the loan be made subject to termination by the fund at any time, and (4) the fund receive reasonable interest on the loan (which may include the fund's investing any cash collateral in interest bearing short-term investments), any distribution on the lent securities, and any increase in their market value. Loan arrangements made by each fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. The advisor will consider the creditworthiness of the borrower, among other things, in making decisions with respect to the lending of securities, subject to oversight by the board of trustees. At the present time, the SEC does not object if an investment company pays reasonable negotiated fees in connection with lent securities, so long as such fees are set forth in a written contract and approved by the investment company's trustees. In addition, voting rights pass with the lent securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted.


 SWAP AGREEMENTS. A swap agreement is a derivative (see additional discussion above). A swap agreement is an agreement between two parties (counterparties) to exchange payments at specified dates (periodic payment dates) on the basis of a specified amount (notional amount) with the payments calculated with reference to a specified asset, reference rate, or index.

 Examples of swap agreements include, but are not limited to, interest rate swaps, credit default swaps, equity swaps, commodity swaps, foreign currency swaps, index swaps, and total return swaps. Most swap agreements provide that when the periodic payment dates for both parties are the same, payments are netted, and only the net amount is paid to the counterparty entitled to receive the net payment. Consequently, a fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements allow for a wide variety of transactions. For example, fixed rate payments may be exchanged for floating rate payments; U.S. dollar-denominated payments may be exchanged for payments denominated in a different currency; and payments tied to the price of one asset, reference rate, or index may be exchanged for payments tied to the price of another asset, reference rate, or index.


 An option on a swap agreement, also called a "swaption," is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium." A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.


 The use of swap agreements by a fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions.


 Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. In addition, swap transaction may be subject to a fund's limitation on investments in illiquid securities.


 Swap agreements may be subject to pricing risk, which exists when a particular swap becomes extraordinarily expensive (or cheap) relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity or to realize the intrinsic value of the swap agreement.


 Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. A leveraged swap transaction will not be considered to constitute the issuance of a "senior security" by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."


 Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that its advisor will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the fund. If the advisor attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many swaps, in particular OTC swaps, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.


 The use of a swap agreement also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. Additionally, the use of credit default swaps can result in losses if a fund's advisor does not correctly evaluate the creditworthiness of the issuer on which the credit swap is based.


 The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

 TAX MATTERS -- FEDERAL TAX TREATMENT OF FUTURES CONTRACTS. A fund is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. In these cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Gains and losses on certain other futures contracts (primarily non-U.S. futures contracts) are not recognized until the contracts are closed and are treated as long-term or short-term, depending on the holding period of the contract. Sales of futures contracts that are intended to hedge against a change in the value of securities held by a fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. A fund may be required to defer the recognition of losses on one position, such as futures contracts, to the extent of any unrecognized gains on a related offsetting position held by the fund.


 In order for a fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies, or other income derived with respect to the fund's business of investing in securities or currencies. It is anticipated that any net gain recognized on futures contracts will be considered qualifying income for purposes of the 90% requirement.


 A fund will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes on futures transactions. Such distributions will be combined with distributions of capital gains realized on the fund's other investments and shareholders will be advised on the nature of the distributions.


 TAX MATTERS -- FEDERAL TAX TREATMENT OF NON-U.S. TRANSACTIONS. Special rules govern the Federal income tax treatment of certain transactions denominated in a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following:
(1) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (2) the accruing of certain trade receivables and payables; and (3) the entering into or acquisition of any forward contract, futures contract, option, or similar financial instrument if such instrument is not marked to market. The disposition of a currency other than the U.S. dollar by a taxpayer whose functional currency is the U.S. dollar is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and non-equity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the marking-to-market rules applicable to other futures contracts unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary income or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts, and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. The Treasury Department issued regulations under which certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the IRC and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the IRC. Any gain or loss attributable to the foreign currency component of a transaction engaged in by a fund which is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction. It is anticipated that some of the non-U.S. dollar-denominated investments and foreign currency contracts a fund may make or enter into will be subject to the special currency rules described above.


 TAX MATTERS -- FOREIGN TAX CREDIT. Foreign governments may withhold taxes on dividends and interest paid with respect to foreign securities held by a fund. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. If, at the close of its fiscal year, more than 50% of a fund's total assets are invested in securities of foreign issuers, the fund may elect to pass through foreign taxes paid, and thereby allow shareholders to take a deduction or, if they meet certain holding period requirements, a tax credit on their tax returns. If shareholders do not meet the holding period requirements, they may still be entitled to a deduction for certain gains that were actually distributed by the fund, but will also show the amount of the available offsetting credit or deduction.


 TAX MATTERS -- MARKET DISCOUNT. The price of a bond purchased after its original issuance may reflect market discount which, depending on the particular circumstances, may affect the tax character and amount of income required to be recognized by a fund holding the bond. In determining whether a bond is purchased with market discount, certain de minimis rules apply.

 TEMPORARY INVESTMENTS. A fund may take temporary defensive measures that are inconsistent with the fund's normal fundamental or non-fundamental investment policies and strategies in response to adverse market, economic, political, or other conditions as determined by the advisor. Such measures could include, but are not limited to, investments in (1) highly liquid short-term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. Government and its agencies, commercial paper, and bank certificates of deposit; (2) shares of other investment companies which have investment objectives consistent with those of the fund; (3) repurchase agreements involving any such securities; and (4) other money market instruments. There is no limit on the extent to which the fund may take temporary defensive measures. In taking such measures, the fund may fail to achieve its investment objective.


 VIPER SHARES. VIPER Shares are exchange-traded shares that represent an interest in an investment portfolio held by Vanguard index funds. "VIPER" stands for Vanguard Index Participation Equity Receipts. Any fund that issues VIPER Shares may repurchase those shares on the open market at the current market price if doing so would be advantageous for the fund. A repurchase might be advantageous, for example, because the VIPER Shares are more cost-effective than alternative investments, are selling at a discount to net asset value, will cause the fund to more closely track its index than alternative investments, or some combination of the three. A fund that repurchases its VIPER Shares also may lend those shares to qualified institutional borrowers as part of the fund's securities lending activities. A fund's investments in VIPER Shares are also subject to the descriptions, limitations, and risks described above under the headings "Exchange-Traded Funds" and "Other Investment Companies."


 WARRANTS. Warrants are instruments that give the holder the right, but not the obligation, to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.


 WHEN-ISSUED, DELAYED-DELIVERY, AND FORWARD-COMMITMENT TRANSACTIONS. When-issued, delayed-delivery, and forward-commitment transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing securities pursuant to one of these transactions, payment for the securities is not required until the delivery date. However, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity or suffer a loss. A fund may renegotiate a when-issued or forward-commitment transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund. When-issued, delayed-delivery, and forward-commitment transactions will not be considered to constitute the issuance of a "senior security" by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."


                             INVESTMENT LIMITATIONS


Each Fund is subject to the following fundamental investment limitations, which cannot be changed in any material way without the approval of the holders of a majority of the Fund's shares. For these purposes, a "majority" of shares means shares representing the lesser of: (1) 67% or more of the Fund's net assets voted, so long as shares representing more than 50% of the Fund's net assets are present or represented by proxy; or (2) more than 50% of the Fund's net assets.


 BORROWING. Each Fund may borrow money for temporary or emergency purposes only in an amount not to exceed 15% of the Fund's net assets. The Fund may borrow money through banks, reverse repurchase agreements, or Vanguard's interfund lending program only, and must comply with all applicable regulatory conditions. The Fund may not make any additional investments whenever its outstanding borrowings exceed 5% of net assets.


 COMMODITIES. Each Fund may not invest in commodities, except that it may invest in stock futures contracts, stock options, and options on stock futures contracts. No more than 5% of the Fund's total assets may be used as initial margin deposit for futures contracts, and no more than 20% of the Fund's total assets may be invested in futures contracts or options at any time.


DIVERSIFICATION. With respect to 75% of its total assets, Vanguard PRIMECAP Fund may not: (1) purchase more than 10% of the outstanding voting securities of any one issuer; or (2) purchase securities of any issuer if, as a result, more than 5% of the Fund's total assets would be invested in that issuer's securities. This limitation does not apply to obligations of the U.S. government or its agencies, or instrumentalities. For all other Funds in the Trust, each Fund will limit the aggregate value of all holdings (except U.S. government, securities, cash, and cash items, as defined under subchapter M of the IRC), each of which exceeds 5% of the Fund's total assets or 10% of the issuer's outstanding voting securities, to an aggregate of 50% of the Fund's total assets as of the end of each quarter of the taxable year. Additionally, each Fund will limit the aggregate value of holdings of a single issuer (except U.S. government, securities, cash, and cash items, as defined in the IRC) to a maximum of 25% of the Fund's total assets as of the end of each quarter of the taxable year.



 ILLIQUID SECURITIES.* Each Fund may not acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.


 INDUSTRY CONCENTRATION. Each Fund may not invest more than 25% of its total assets in any one industry.


 INVESTING FOR CONTROL.* Each Fund may not invest in a company for the purpose of controlling its management.



INVESTMENT OBJECTIVE. The investment objective of each Fund may not be materially changed without a shareholder vote.


 LOANS. The Fund may not lend money to any person except (1) by purchasing bonds or other fixed income securities or by entering into repurchase agreements; (2) by entering into collateralized repurchase agreements; (3) as provided under the heading "Lending of Securities", or (4) to another Vanguard fund through Vanguard's interfund lending program.


 MARGIN.* Each Fund may not purchase securities on margin or sell securities short, except as permitted by the Funds' investment policies relating to commodities.


 OIL, GAS, MINERALS.* Each Fund may not invest in interests in oil, gas, or other mineral exploration or development programs.


 OPTIONS.* Each Fund may not purchase or sell put or call options, except as permitted by the Fund's investment policies relating to commodities.


 PLEDGING ASSETS.* Each Fund may not pledge, mortgage, or hypothecate more than 15% of its net assets.


 REAL ESTATE. Each Fund may not invest directly in real estate, although it may invest in securities of companies that deal in real estate.


 SENIOR SECURITIES. Each Fund may not issue senior securities, except in compliance with the 1940 Act.


 UNDERWRITING. Each Fund may not engage in the business of underwriting securities issued by other persons. The Fund will not be considered an underwriter when disposing of its investment securities.


 *The above items are operational, rather than fundamental, policies for each Fund except Vanguard PRIMECAP Fund.


 None of these limitations prevents a Fund from having an ownership interest in Vanguard. As a part owner of Vanguard, the Fund may own securities issued by Vanguard, make loans to Vanguard, and contribute to Vanguard's costs or other financial requirements. See "Management of the Funds" for more information.


 Compliance with the investment limitations set forth above is measured at the time the securities are purchased. If a percentage restriction is adhered to at the time the investment is made, a later change in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction. The investment limitations set forth above relate only to the Funds and may not necessarily apply to the underlying funds in which the Target Retirement Funds invest.


                                   SHARE PRICE


Each Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange (the Exchange), generally 4 p.m., Eastern time. NAV per share for the PRIMECAP Fund is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class. NAV per share for each Target Retirement Fund is computed by dividing the net assets of the Fund by the number of Fund shares outstanding.

 The Exchange typically observes the following holidays: New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Although each Fund expects the same holidays to be observed in the future, the Exchange may modify its holiday schedule or hours of operation at any time.


                        PURCHASE AND REDEMPTION OF SHARES


PURCHASE OF SHARES


The purchase price of shares of each Fund is the NAV per share next determined after the purchase request is received in good order, as defined in the Funds' prospectuses. The NAV per share is calculated as of the close of regular trading on the Exchange on each day the Exchange is open for business. An order received by Vanguard before the close of regular trading on the Exchange will be executed at the price computed on the date of receipt; an order received by Vanguard after the close of regular trading on the exchange will be executed at the price computed on the first business day following the date of receipt.



REDEMPTION OF SHARES


Each Fund may suspend redemption privileges or postpone the date of payment for redeemed shares (1) during any period that the Exchange is closed or trading on the Exchange is restricted as determined by the SEC, (2) during any period when an emergency exists, as defined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to fairly determine the value of its assets, and (3) for such other periods as the SEC may permit.


 Each Fund has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period.


 Shares of Vanguard PRIMECAP Fund purchased on or after April 23, 2001, are subject to a 1% fee if redeemed within five years of purchase. Shares purchased before April 23, 2001, are not subject to the 1% redemption fee. The fee, which does not apply to any shares purchased through reinvested dividend or capital gains distributions, is withheld from redemption proceeds and retained by the Fund. No charge is made by the Target Retirement Funds for redemptions.


 We will redeem your oldest shares first. In addition, in the event that you transfer your shares to a different account registration, or convert them to a different share class, the shares will retain their redemption fee status. If you transfer or convert less than 100% of your account, the redemption fee status of your shares will be carried over on a proportionate basis.


 All shares become exempt from the redemption fee based on their initial purchase date, regardless of whether such shares are subsequently transferred to a different account registration or converted to a different share class.


RIGHT TO CHANGE POLICIES


Vanguard reserves the right to (1) alter, add or discontinue any conditions of purchase, service, or privilege at any time without notice; (2) accept initial purchases by telephone; (3) freeze any account and suspend account services when Vanguard has received reasonable notice of a dispute between the registered or beneficial account owners or when we reasonably believe a fraudulent transaction may occur or has occurred; (4) alter, impose, discontinue or waive any redemption, low-balance account, account maintenance, or other fees charged to a group of shareholders; and (5) redeem an account, without the owner's permission to do so, in cases of threatening conduct or suspicious, fraudulent or illegal activity. Changes may affect all investors or only those in certain classes or groups. These actions will be taken when, in the sole discretion of Vanguard management, we reasonably believe they are deemed to be in the best interest of a fund.


INVESTING WITH VANGUARD THROUGH OTHER FIRMS


Each Fund has authorized certain agents to accept on its behalf purchase and redemption orders, and those agents are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf (collectively, Authorized Agents). The Fund will be deemed to have received a purchase or redemption order when an Authorized Agent accepts the order in accordance with the Fund's instructions. In most instances, a customer order that is properly transmitted to an Authorized Agent will be priced at the Fund's net asset value next determined after the order is received by the Authorized Agent. If you invest with Vanguard through another firm, you should review that firm's policies relating to trading in the Vanguard funds.



                             MANAGEMENT OF THE FUNDS


VANGUARD



SERVICE AGREEMENT FOR PRIMECAP. Vanguard PRIMECAP Fund is a member of Vanguard, which consists of more than 130 funds. Through their jointly-owned subsidiary, Vanguard, the funds obtain at cost virtually all of their corporate management, administrative, and distribution services. Vanguard also provides investment advisory services on an at-cost basis to several of the Vanguard funds, including the Target Retirement Funds.


 Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings, and equipment. Each fund pays its share of Vanguard's total expenses, which are allocated among the funds under methods approved by the board of trustees of each fund. In addition, each fund bears its own direct expenses, such as legal, auditing, and custodian fees.


 The funds' officers are also officers and employees of Vanguard.


 Vanguard was established and operates under an Amended and Restated Funds' Service Agreement, which was approved by the shareholders of each of the funds. The Amended and Restated Funds' Service Agreement provides as follows: (1) each Vanguard fund may be called upon to invest up to 0.40% of its current net assets in Vanguard, and (2) there is no other limitation on the dollar amount that each Vanguard fund may contribute to Vanguard's capitalization. The amounts that each fund has invested are adjusted from time to time in order to maintain the proportionate relationship between each fund's relative net assets and its contribution to Vanguard's capital. As of September 30, 2004, the PRIMECAP Fund had contributed capital to Vanguard representing 0.01% of the Fund's net assets. The total amount contributed by the Fund was $3,419,000, which represented 3.42% of Vanguard's capitalization.


 SPECIAL SERVICING AGREEMENT (FOR VANGUARD TARGET RETIREMENT FUNDS). The Target Retirement Funds are also members of Vanguard, however, they operate under a Special Servicing Agreement. Under the Special Servicing Agreement, Vanguard provides each Target Retirement Fund with administrative and distribution services, including dividend disbursing, shareholder servicing, and transfer agency services. The Agreement provides that each Target Retirement Fund pays Vanguard for the cost of providing these services, and bear the cost of services provided by outside parties, such as auditors, custodians, and outside legal counsel, as well as taxes and other direct expenses. The Agreement further provides that each Target Retirement Fund's expenses will be offset, in whole or in part, by reimbursement from Vanguard for (1) contributions made by the Target Retirement Funds to the cost of operating the Vanguard funds in which the Funds invests, and (2) certain savings in administrative and marketing costs that Vanguard is expected to derive from the operation of the Target Retirement Funds. The Trust's board of trustees believes that the reimbursements to be made by Vanguard to the Target Retirement Funds should be sufficient to offset most or all of the expenses incurred by each Target Retirement Fund. Therefore, the Target Retirement Funds are expected to operate at a very low--or zero--expense ratio. Of course, there is no guarantee that this will always be the case.


 Although the Target Retirement Funds are expected to operate at a zero expense ratio after reimbursement, they will bear indirectly, as shareholders of the underlying Vanguard funds, the costs associated with operating those funds. As of September 30, 2004, the indirect expense ratio for the Target Retirement 2015 Fund and the Target Retirement 2025 Fund was 0.22%, for the other Target Retirement Funds, it was 0.21%.



CODE OF ETHICS. Vanguard, Vanguard Marketing Corporation, the funds' advisors, and the funds have adopted Codes of Ethics designed to prevent employees who may have access to nonpublic information about the trading activities of the funds (access persons) from profiting from that information. The Codes permit access persons to invest in securities for their own accounts, including securities that may be held by a fund, but place substantive and procedural restrictions on the trading activities of access persons. For example, the Codes require that access persons receive advance approval for most securities trades to ensure that there is no conflict with the trading activities of the funds. The Codes also limit the ability of Vanguard employees to engage in short-term trading of Vanguard funds.


 MANAGEMENT. Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the funds by third parties.

 DISTRIBUTION. Vanguard Marketing Corporation, a wholly-owned subsidiary of Vanguard, provides all distribution and marketing activities for the funds. The principal distribution expenses are for advertising, promotional materials, and marketing personnel. Distribution services may also include organizing and offering to the public, from time to time, one or more new investment companies. The funds' trustees review and approve the amount to be spent annually on distribution activities, as well as the manner and amount to be spent on each fund. The trustees also determine whether to organize new investment companies.


 One half of the distribution expenses of a marketing and promotional nature is allocated among the funds based upon their relative net assets. The remaining half of those expenses is allocated among the funds based upon each fund's sales for the preceding 24 months relative to the total sales of the funds as a group, provided, however, that no fund's aggregate quarterly rate of contribution for distribution expenses of a marketing and promotional nature shall exceed 125% of the average distribution expense rate for Vanguard, and that no fund shall incur annual distribution expenses in excess of 0.20 of 1% of its average month-end net assets.


 During the fiscal years ended August 31, 2002, 2003, and 2004, and for the fiscal period September 1, through September 30, 2004, the PRIMECAP Fund paid the following approximate amounts of Vanguard's management and administrative (including transfer agency), distribution, and marketing expenses: $52,193,000, $46,485,000, $57,080,000, and $4,599,000, respectively.



 The PRIMECAP Fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the Fund part of the commissions generated. Such rebates are used solely to reduce the Fund's management and administrative expenses and are not reflected in these totals.


OFFICERS AND TRUSTEES


The officers of the Funds manage the day-to-day operations of the Funds under the direction of the Funds' board of trustees. The trustees set broad policies for the Funds; select investment advisors; monitor fund operations, performance, and costs; nominate and select new trustees; and elect fund officers. Each trustee serves a Fund until its termination; until the trustee's retirement, resignation, or death; or as otherwise specified in the Trust's organizational documents. Any trustee may be removed at a meeting of shareholders by a vote representing two-thirds of the total net asset value of all shares of the Funds. Each trustee also serves as a director of Vanguard.


 The following chart shows information for each trustee and executive officer of the Funds. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.





                                                                                                                           NUMBER OF
                                                    VANGUARD                                                          VANGUARD FUNDS
                              POSITION(S)           FUNDS' TRUSTEE/   PRINCIPAL OCCUPATION(S)                            OVERSEEN BY
NAME, YEAR OF BIRTH           HELD WITH THE FUND    OFFICER SINCE     DURING THE PAST FIVE YEARS                     TRUSTEE/OFFICER
-------------------           ------------------    -------------     ----------------------------                   ---------------
INTERESTED TRUSTEE

John J. Brennan*              Chairman of the       May 1987          Chairman of the Board, Chief Executive Officer,            132
(1954)                        Board, Chief Executive                  and Director (Trustee) of Vanguard and each of the
                              Officer, and Director                   investment companies served by Vanguard.
                              and Trustee
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

Charles D. Ellis              Trustee               January 2001      The Partners of '63 (pro bono ventures in education);      132
(1937)                                                                Senior Advisor to Greenwich Associates (international
                                                                      business strategy consulting); Successor Trustee of
                                                                      Yale University; Overseer of the Stern School of Business
                                                                      at New York University; Trustee of the Whitehead Institute
                                                                      for Biomedical Research.

*Officers of the Funds are "interested persons" as defined in the 1940 Act



                                                                                                                           NUMBER OF
                                                    VANGUARD                                                          VANGUARD FUNDS
                              POSITION(S)           FUNDS' TRUSTEE/   PRINCIPAL OCCUPATION(S)                            OVERSEEN BY
NAME, YEAR OF BIRTH           HELD WITH THE FUND    OFFICER SINCE     DURING THE PAST FIVE YEARS                     TRUSTEE/OFFICER
-------------------           ------------------    -------------     ----------------------------                   ---------------


Rajiv L. Gupta                Trustee               December 2001     Chairman and Chief Executive Officer of Rohm and           132
(1945)                                                                Haas Co. (chemicals) since October 1999; Director of
                                                                      Technitrol, Inc. (electronic components) and Agere
                                                                      Systems (communication components); Board Member of
                                                                      American Chemistry Council; Trustee of Drexel University.


JoAnn Heffernan Heisen        Trustee               July 1998         Vice President, Chief Information Officer, and             132
(1950)                                                                Member of the Executive Committee of Johnson
                                                                      & Johnson (pharmaceuticals/consumer products);
                                                                      Director of the University Medical Center at Princeton
                                                                      and Women's Research and Education Institute.


Burton G. Malkiel             Trustee               May 1977          Chemical Bank Chairman's Professor of Economics,           129
  (1932)                                                              Princeton University; Director of Vanguard Investment
                                                                      Series plc (Irish investment fund) since November 2001,
                                                                      Vanguard Group (Ireland) Limited (investment management)
                                                                      since November 2001, Prudential Insurance Co. of America,
                                                                      BKF Capital (investment management), The Jeffrey Co.
                                                                      (holding company), and NeuVis, Inc. (software company).


Andre F. Perold               Trustee               December 2004     George Gund Professor of Finance and Banking               132
(1952)                                                                Harvard Business School since 2000; Senior
                                                                      Associate Dean: Director of Faculty Recruiting,
                                                                      and Chair of Finance Faculty, Harvard Business
                                                                      School; Director and Chairman of Unx, Inc.
                                                                      (equities trading firm) since 2003; Director of
                                                                      registered investment companies advised by Merrill
                                                                      Lynch Investment Managers and affiliates (1985-2004),
                                                                      Genbel Securities Limited (South African financial
                                                                      services firm) (1999-2003),Gensec Bank (1999-2003),
                                                                      Sanlam Investment Management (1999-2001), Sanlam, Ltd
                                                                      (South African insurance company) (2001-2003),
                                                                      Stockback, Inc. (credit card firm) (2000-2002),
                                                                      Bulldogresearch.com(investment research)(1999-2001);
                                                                      and Trustee of Commonfund (investment management)
                                                                      (1989-2001).


Alfred M. Rankin, Jr.         Trustee               January 1993      Chairman, President, Chief Executive Officer, and          132
(1941)                                                                Director of NACCO Industries, Inc. (forklift trucks/
                                                                      housewares/lignite); Director of Goodrich Corporation
                                                                      (industrial products/aircraft systems and services);
                                                                      Director of Standard Products Company (supplier for
                                                                      automotive industry) until 1998.


J. Lawrence Wilson            Trustee               April 1985        Retired Chairman and Chief Executive Officer of Rohm       132
(1936)                                                                and Haas Co. (chemicals); Director of Cummins Inc.
                                                                      (diesel engines), Mead Westvaco Corp. (paper products),
                                                                      and Amerisource Bergen Corp.(pharmaceutical distribution);
                                                                      Trustee of Vanderbilt University.



                                                                                                                           NUMBER OF
                                                    VANGUARD                                                          VANGUARD FUNDS
                              POSITION(S)           FUNDS' TRUSTEE/   PRINCIPAL OCCUPATION(S)                            OVERSEEN BY
NAME, YEAR OF BIRTH           HELD WITH THE FUND    OFFICER SINCE     DURING THE PAST FIVE YEARS                     TRUSTEE/OFFICER
-------------------           ------------------    -------------     ----------------------------                   ---------------
EXECUTIVE OFFICERS
R. Gregory Barton*            Secretary             June 2001         Managing Director and General Counsel of Vanguard          132
(1951)                                                                since September 1997; Secretary of Vanguard and of
                                                                      each of the investment companies served by Vanguard
                                                                      since June 2001.


Thomas J. Higgins*            Treasurer             July 1998         Principal of Vanguard; Treasurer of each of the            132
(1957)                                                                investment companies served by Vanguard since
                                                                      July 1998.

*Officers of the Fund are "interested persons" as defined in the 1940 Act.



 Mr. Ellis is a Senior Advisor to Greenwich Associates, a firm that consults on business strategy to professional financial services organizations in markets around the world. A large number of financial service providers, including Vanguard, subscribe to programs of research-based consulting. During 2003 and 2004, Vanguard paid Greenwich subscription fees amounting to less than $350,000. Vanguard's subscription rates are similar to those of other subscribers.



 Board Committees: Each Fund's board has the following committees:


- Audit Committee: This committee oversees the accounting and financial reporting policies, the systems of internal controls, and the independent audits of each Fund and Vanguard. All independent trustees serve as members of the committee. The committee held three meetings during each Fund's fiscal year ended August 31, 2004.

- Compensation Committee: This committee oversees the compensation programs established by each Fund and Vanguard for the benefit of their employees, officers, and trustees/directors. All independent trustees serve as members of the committee. The committee held three meetings during each Fund's fiscal year ended August 31, 2004.

- Nominating Committee: This committee nominates candidates for election to Vanguard's board of directors and the board of trustees of each fund (collectively, the Vanguard boards). The committee also has the authority to recommend the removal of any director or trustee from the Vanguard boards. All independent trustees serve as members of the committee. The committee held three meetings during each Fund's fiscal year ended August 31, 2004.



 The Nominating Committee will consider shareholder recommendations for trustee nominees. Shareholders may send recommendations to Mr. Wilson, Chairman of the Committee.


TRUSTEES' OWNERSHIP OF FUND SHARES


All trustees allocate their investments among the various Vanguard funds based on their own investment needs. The following table shows each trustee's ownership of shares of each Fund and of all Vanguard funds served by the trustee as of December 31, 2003. As a group, the funds' trustees and officers own less than 1% of the outstanding shares of each class of each fund.





                                                                                                           AGGREGATE DOLLAR RANGE OF
                                                                                  DOLLAR RANGE OF FUND       VANGUARD FUND SHARES
FUND                                           TRUSTEE                          SHARES OWNED BY TRUSTEE        OWNED BY TRUSTEE
----                                           -------                          -----------------------        ----------------
Vanguard PRIMECAP Fund                         John J. Brennan                         Over $100,000             Over $100,000
                                               Charles D. Ellis                             None                 Over $100,000
                                               Rajiv L. Gupta                               None                 Over $100,000
                                               JoAnn Heffernan Heisen                       None                 Over $100,000
                                               Burton G. Malkiel                            None                 Over $100,000
                                               Andre F. Perold*                             N/A                        N/A
                                               Alfred M. Rankin, Jr.                   Over $100,000             Over $100,000
                                               J. Lawrence Wilson                           None                 Over $100,000
*Mr. Perold became a member of the board effective December 2004.

                                                                                                           AGGREGATE DOLLAR RANGE OF
                                                                                 DOLLAR RANGE OF FUND       VANGUARD FUND SHARES
FUND                                           TRUSTEE                          SHARES OWNED BY TRUSTEE        OWNED BY TRUSTEE
----                                           -------                          -----------------------        ----------------
Vanguard Target Retirement Income Fund         John J. Brennan                         None                      Over $100,000
                                               Charles D. Ellis                        None                      Over $100,000
                                               Rajiv L. Gupta                          None                      Over $100,000
                                               JoAnn Heffernan Heisen                  None                      Over $100,000
                                               Burton G. Malkiel                       None                      Over $100,000
                                               Andre F. Perold*                        N/A                            N/A
                                               Alfred M. Rankin, Jr.                   None                      Over $100,000
                                               J. Lawrence Wilson                      None                      Over $100,000
Vanguard Target Retirement 2005 Fund           John J. Brennan                         None                      Over $100,000
                                               Charles D. Ellis                        None                      Over $100,000
                                               Rajiv L. Gupta                          None                      Over $100,000
                                               JoAnn Heffernan Heisen                  None                      Over $100,000
                                               Burton G. Malkiel                       None                      Over $100,000
                                               Andre F. Perold*                        N/A                             N/A
                                               Alfred M. Rankin, Jr.                   None                      Over $100,000
                                               J. Lawrence Wilson                      None                      Over $100,000
Vanguard Target Retirement 2015 Fund           John J. Brennan                         None                      Over $100,000
                                               Charles D. Ellis                        None                      Over $100,000
                                               Rajiv L. Gupta                          None                      Over $100,000
                                               JoAnn Heffernan Heisen                  None                      Over $100,000
                                               Burton G. Malkiel                       None                      Over $100,000
                                               Andre F. Perold*                        N/A                             N/A
                                               Alfred M. Rankin, Jr.                   None                      Over $100,000
                                               J. Lawrence Wilson                      None                      Over $100,000
Vanguard Target Retirement  2025 Fund          John J. Brennan                         None                      Over $100,000
                                               Charles D. Ellis                        None                      Over $100,000
                                               Rajiv L. Gupta                          None                      Over $100,000
                                               JoAnn Heffernan Heisen                  None                      Over $100,000
                                               Burton G. Malkiel                       None                      Over $100,000
                                               Andre F. Perold*                        N/A                              N/A
                                               Alfred M. Rankin, Jr.                   None                      Over $100,000
                                               J. Lawrence Wilson                      None                      Over $100,000
Vanguard Target Retirement 2035 Fund           John J. Brennan                         None                      Over $100,000
                                               Charles D. Ellis                        None                      Over $100,000
                                               Rajiv L. Gupta                          None                      Over $100,000
                                               JoAnn Heffernan Heisen                  None                      Over $100,000
                                               Burton G. Malkiel                       None                      Over $100,000
                                               Andre F. Perold*                        N/A                              N/A
                                               Alfred M. Rankin, Jr.                   None                      Over $100,000
                                               J. Lawrence Wilson                      None                      Over $100,000
Vanguard Target Retirement 2045 Fund           John J. Brennan                  $50,001-$100,000                 Over $100,000
                                               Charles D. Ellis                        None                      Over $100,000
                                               Rajiv L. Gupta                          None                      Over $100,000
                                               JoAnn Heffernan Heisen                  None                      Over $100,000
                                               Burton G. Malkiel                       None                      Over $100,000
                                               Andre F. Perold*                        N/A                              N/A
                                               Alfred M. Rankin, Jr.                   None                      Over $100,000
                                               J. Lawrence Wilson                      None                      Over $100,000
*Mr. Perold became a member of the board effective December 2004.

TRUSTEE COMPENSATION


The same individuals serve as trustees of all Vanguard funds (with one exception, which is noted in the table on page B-29), and each fund pays a proportionate share of the trustees' compensation. The funds also employ their officers on a shared basis; however, officers are compensated by Vanguard, not the funds.



The trustees and officers of the Target Retirement Funds receive no remuneration from those funds.


 INDEPENDENT TRUSTEES. The funds compensate their independent trustees (i.e., the ones who are not also officers of the funds) in three ways:

- The independent trustees receive an annual fee for their service to the funds, which is subject to reduction based on absences from scheduled board meetings.

- The independent trustees are reimbursed for the travel and other expenses that they incur in attending board meetings.

- Upon retirement (after attaining age 65 and completing five years of service), the independent trustees who began their service prior to January 1, 2001, receive a retirement benefit under a separate account arrangement. As of January 1, 2001, the opening balance of each eligible trustee's separate account was generally equal to the net present value of the benefits he or she had accrued under the trustees' former retirement plan. Each eligible trustee's separate account will be credited annually with interest at a rate of 7.5% until the trustee receives his or her final distribution. Those independent trustees who began their service on or after January 1, 2001, are not eligible to participate in the plan.


 "INTERESTED" TRUSTEE. Mr. Brennan serves as a trustee, but is not paid in this capacity. He is, however, paid in his role as officer of Vanguard.


 COMPENSATION TABLE. The following table provides compensation details for each of the trustees. We list the amounts paid as compensation and accrued as retirement benefits by the PRIMECAP Funds for each trustee. In addition, the table shows the total amount of benefits that we expect each trustee to receive from all Vanguard funds upon retirement, and the total amount of compensation paid to each trustee by all Vanguard funds.


                        VANGUARD PRIMECAP FUND TRUSTEES'
                               COMPENSATION TABLE





                                                                       PENSION OR            ACCRUED ANNUAL
                                       AGGREGATE              RETIREMENT BENEFITS                RETIREMENT       TOTAL COMPENSATION
                                    COMPENSATION               ACCRUED AS PART OF                BENEFIT AT       ALL VANGUARD FUNDS
TRUSTEE                      FROM THIS FUND/(1)/        THIS FUND'S EXPENSES/(1)/      JANUARY 1,2004 /(2)/    PAID TO TRUSTEES/(3)/
-------                      -------------------        -------------------------      --------------------    ---------------------
John J. Brennan                             None                             None                      None                     None
Charles D. Ellis                            $337                              N/A                       N/A                 $112,700
Rajiv L. Gupta                               337                              N/A                       N/A                  112,700
JoAnn Heffernan Heisen.                      337                              $14                   $ 3,873                  112,700
Burton G. Malkiel                            337                               23                    11,247                  112,700
Andre F. Perold/(4)/                         N/A                              N/A                       N/A                   19,200
Alfred M. Rankin, Jr                         337                               17                     6,067                  112,700
J. Lawrence Wilson                           337                               19                     8,393                  130,000



/(1)/The amounts  shown in this column are based on the Fund's fiscal year ended
     September 30, 2004.

/(2)/Each  trustee  is  eligible  to  receive  retirement  benefits  only  after completing at least 5 years (60 consecutive months) of service as a trustee for the Vanguard funds. The annual retirement benefit will be paid in monthly installments, beginning with the month following the trustee's retirement from service, and will cease after 10 years of payments (120 monthly installments). Trustees who began their service on or after January 1, 2001, are not eligible to participate in the retirement benefit plan.

/(3)/The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 132 Vanguard funds (129 in the case of Mr. Malkiel) for the 2004 calendar year.


/(4)/ Mr. Perold joined the board effective December 2004.

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

INTRODUCTION

Vanguard and the Boards of Trustees of the Vanguard funds (the Boards) have adopted Portfolio Holdings Disclosure Policies and Procedures (Polices and Procedures) to govern the disclosure of the portfolio holdings of a Vanguard fund. Vanguard and the Boards considered each of the circumstances under which Vanguard fund portfolio holdings may be disclosed to different categories of persons under the Policies and Procedures. Vanguard and the Boards also considered actual and potential material conflicts that could arise in such circumstances between the interests of Vanguard fund shareholders, on the one hand, and those of the fund's investment advisor, distributor, or any affiliated person of the fund, its investment advisor, or its distributor, on the other. After giving due consideration to such matters and after the exercise of their fiduciary duties and reasonable business judgment, Vanguard and the Boards determined that the Vanguard funds have a legitimate business purpose for disclosing portfolio holdings to the persons described in each of the circumstances set forth in the Policies and Procedures and that the Policies and Procedures are reasonably designed to ensure that disclosure of portfolio holdings and information about portfolio holdings is in the best interests of fund shareholders and appropriately address the potential for material conflicts of interest.


The Boards exercise continuing oversight of the disclosure of Vanguard fund portfolio holdings by (1) overseeing the implementation and enforcement of the Policies and Procedures, the Code of Ethics, and the Policies and Procedures
Designed to Prevent the Misuse of Inside Information (collectively, the portfolio holdings governing policies) by the Chief Compliance Officer of Vanguard and the Vanguard funds, (2) considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the Investment Company Act and Rule 206(4)-7 under the Investment Advisers Act of 1940) that may arise in connection with any portfolio holdings governing policies, and (3) considering whether to approve or ratify any amendment to any portfolio holdings governing policies. Vanguard and the Boards reserve the right to amend the Policies and Procedures at any time and from time to time without prior notice in their sole discretion.For purposes of the Policies and Procedures, the term "portfolio holdings" means the equity and debt securities (e.g., stocks and bonds) held by a Vanguard fund and does not mean the cash investments, derivatives, and other investment positions (collectively, other investment positions) held by the fund.


ONLINE DISCLOSURE OF TEN LARGEST STOCK HOLDINGS


Each of the Vanguard equity funds and Vanguard balanced funds generally will seek to disclose their ten largest stock portfolio holdings and the percentages that each of these ten largest stock portfolio holdings represent of the fund's total assets (collectively, ten largest stock holdings) as of the most recent calendar-quarter end online at www.vanguard.com in the "Holdings" section of the fund's Profile page, 15 calendar days after the end of the calendar quarter.Online disclosure of the ten largest stock holdings is made to all categories of persons, including individual investors, institutional investors, intermediaries, third-party service providers, rating and ranking organizations, affiliated persons of a Vanguard fund, and all other persons.


ONLINE DISCLOSURE OF COMPLETE PORTFOLIO HOLDINGS


Each of the Vanguard funds, excluding Vanguard money market funds, will seek to disclose their complete portfolio holdings as of the most recent calendar-quarter end online at www.vanguard.com in the "Holdings" section of the fund's Profile page, 30 calendar days after the end of the calendar quarter. Online disclosure of complete portfolio holdings is made to all categories of persons, including individual investors, institutional investors, intermediaries, third-party service providers, rating and ranking organizations, affiliated persons of a Vanguard fund, and all other persons. A Principal or Senior Analyst in Vanguard's Portfolio Review Department will review complete portfolio holdings before online disclosure is made as described above and, after consultation with a Vanguard fund's investment advisor, may withhold any portion of the fund's complete portfolio holdings from online disclosure as described above when deemed to be in the best interest of the fund.

DISCLOSURE OF COMPLETE PORTFOLIO HOLDINGS TO SERVICE PROVIDERS SUBJECT TO CONFIDENTIALITY AND TRADING RESTRICTIONS


Vanguard, for legitimate business purposes, may disclose Vanguard fund complete portfolio holdings at times it deems necessary and appropriate to rating and ranking organizations, financial printers, proxy voting service providers, pricing information vendors, third-parties that deliver analytical, statistical, or consulting services, and other third parties that provide services (collectively, Service Providers) to Vanguard, Vanguard subsidiaries, and/or the Vanguard funds. Disclosure of complete portfolio holdings to a Service Provider is conditioned on the Service Provider being subject to a written agreement imposing a duty of confidentiality, including a duty not to trade on the basis of any material nonpublic information. The frequency with which complete portfolio holdings may be disclosed to a Service Provider, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the Service Provider, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure to a Service Provider varies and may be as frequent as daily, with no lag. Disclosure of Vanguard fund complete portfolio holdings by Vanguard to a Service Provider must be authorized by a Vanguard fund officer or a Principal in Vanguard's Portfolio Review or Legal Departments. Any disclosure of Vanguard fund complete portfolio holdings to a Service Provider as described above may also include a list of the other investment positions comprising the fund, such as cash investments and derivatives.



As of December 31, 2004, Vanguard fund complete portfolio holdings are disclosed to the following Service Providers as part of ongoing arrangements that serve legitimate business purposes: Alcom Printing Group Inc., Apple Press Automatic Data Processing, Inc., Intelligencer Printing Company, Lipper Inc, McMunn Associates Inc., Moore Wallace Inc., Pitney Bowes Management Services, Reuters America Inc., Triune Color Corporation, and Tursack Printing Inc.


DISCLOSURE OF COMPLETE PORTFOLIO HOLDINGS TO VANGUARD AFFILIATES AND CERTAIN FIDUCIARIES SUBJECT TO CONFIDENTIALITY AND TRADING RESTRICTIONS


Vanguard fund complete portfolio holdings may be disclosed between and among the following persons (collectively, Affiliates and Fiduciaries) for legitimate business purposes within the scope of their official duties and responsibilities, subject to such persons' continuing legal duty of confidentiality and legal duty not to trade on the basis of any material nonpublic information, as such duties are imposed under the Code of Ethics, the Policies and Procedures Designed to Prevent the Misuse of Inside Information, by agreement, or under applicable laws, rules, and regulations: (1) persons who are subject to the Code of Ethics or the Policies and Procedures Designed to Prevent the Misuse of Inside Information; (2) an investment advisor, distributor, administrator, transfer agent, or custodian to a Vanguard fund; (3) an accounting firm, an auditing firm, or outside legal counsel retained by Vanguard, a Vanguard subsidiary, or a Vanguard fund; (4) an investment advisor to whom complete portfolio holdings are disclosed for due diligence purposes when the advisor is in merger or acquisition talks with a Vanguard fund's current advisor; and (5) a newly hired investment advisor or sub-advisor to whom complete portfolio holdings are disclosed prior to the time it commences its duties.



The frequency with which complete portfolio holdings may be disclosed between and among Affiliates and Fiduciaries, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed between and among the Affiliates and Fiduciaries, is determined by such Affiliates and Fiduciaries based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, and the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure between and among Affiliates and Fiduciaries varies and may be as frequent as daily, with no lag. Any disclosure of Vanguard fund complete portfolio holdings to any Affiliates and Fiduciaries as described in the preceding text may also include a list of the other investment positions comprising the fund, such as cash investments and derivatives. Disclosure of Vanguard fund complete portfolio holdings or investment positions by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund to Affiliates and Fiduciaries must be authorized by a Vanguard fund officer or a Principal of Vanguard. As of December 31, 2004, Vanguard fund complete portfolio holdings are disclosed to the following Affiliates and Fiduciaries as part of ongoing arrangements that serve legitimate business purposes: The Vanguard Group, Inc., and each investment advisor, custodian, and independent registered public accounting firm for a Fund identified in this Statement of additional information.

DISCLOSURE OF PORTFOLIO HOLDINGS TO BROKER-DEALERS IN THE NORMAL COURSE OF MANAGING A FUND'S ASSETS


An investment advisor, administrator, or custodian for a Vanguard fund may, for legitimate business purposes within the scope of their official duties and responsibilities, disclose portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions comprising the fund to one or more broker-dealers during the course of, or in connection with, normal day-to-day securities and derivatives transactions with or through such broker-dealers subject to the broker-dealer's legal obligation not to use or disclose material nonpublic information concerning the funds' portfolio holdings, other investment positions, securities transactions, or derivatives transactions without the consent of the funds or their agents. The Vanguard funds have not given their consent to any such use or disclosure and no person or agent of Vanguard is authorized to give such consent except as approved in writing by the fund Boards. Disclosure of portfolio holdings or other investment positions by Vanguard to broker-dealers must be authorized by a Vanguard fund officer or a Principal of Vanguard.



DISCLOSURE OF NON-MATERIAL INFORMATION


The Policies and Procedures permit Approved Vanguard Representatives to disclose any views, opinions, judgments, advice or commentary, or any analytical, statistical, performance, or other information, in connection with or relating to a Vanguard fund or its portfolio holdings and/or other investment positions (collectively, commentary and analysis) or any changes in the portfolio holdings of a Vanguard fund that occurred after the most recent calendar-quarter end (recent portfolio changes) to any person if (1) such disclosure serves a legitimate business purpose, (2) such disclosure does not effectively result in the disclosure of the complete portfolio holdings of any Vanguard fund (which can be disclosed only in accordance with the Policies and Procedures), and (3) such information does not constitute material nonpublic information. Disclosure of commentary and analysis or recent portfolio changes by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund must be authorized by a Vanguard fund officer or a Principal of Vanguard.



An Approved Vanguard Representative must make a good faith determination whether the information constitutes material nonpublic information, which involves an assessment of the particular facts and circumstances. Vanguard believes that in most cases recent portfolio changes that involve a few or even several securities in a diversified portfolio or commentary and analysis would be immaterial and would not convey any advantage to a recipient in making an investment decision concerning a Vanguard fund. Nonexclusive examples of commentary and analysis about a Vanguard fund include (1) the allocation of the fund's portfolio holdings and other investment positions among various asset classes, sectors, industries, and countries, (2) the characteristics of the stock and bond components of the fund's portfolio holdings and other investment positions, (3) the attribution of fund returns by asset class, sector, industry, and country, and (4) the volatility characteristics of the fund. An Approved Vanguard Representative may in its sole discretion determine whether to deny any request for information made by any person, and may do so for any reason or no reason. Approved Vanguard Representatives" include Vanguard fund officers, Vanguard fund portfolio managers and other individuals employed by or associated with Vanguard or a subsidiary of Vanguard who have been authorized by a Principal in Vanguard's Portfolio Review Department to disclose recent portfolio changes and/or commentary and analysis in accordance with the Policies and Procedures.




DISCLOSURE OF PORTFOLIO HOLDINGS AS REQUIRED BY APPLICABLE LAW


Vanguard fund portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions comprising a fund shall be disclosed to any person as required by applicable laws, rules, and regulations. Examples of such required disclosure include, but are not limited to, disclosure of Vanguard fund portfolio holdings (1) in a filing or submission with the SEC or another regulatory body, (2) in connection with seeking recovery on defaulted bonds in a federal bankruptcy case, (3) in connection with a lawsuit, or (4) as required by court order. Disclosure of portfolio holdings or other investment positions by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund as required by applicable laws, rules and regulations must be authorized by a Vanguard fund officer or a Principal of Vanguard.

PROHIBITIONS ON DISCLOSURE OF PORTFOLIO HOLDINGS


No person is authorized to disclose Vanguard fund portfolio holdings or other investment positions (whether online at www.vanguard.com, in writing, by fax, by e-mail, orally, or by other means) except in accordance with the Policies and Procedures. In addition, no person is authorized to make disclosure pursuant to the Policies and Procedures if such disclosure is otherwise unlawful under the antifraud provisions of the federal securities laws (as defined in Rule 38a-1 under the 1940 Act). Furthermore, Vanguard's management, in its sole discretion, may determine not to disclose portfolio holdings or other investment positions comprising a Vanguard fund to any person who would otherwise be eligible to receive such information under the Policies and Procedures, or may determine to make such disclosures publicly as provided by the Policies and Procedures.


PROHIBITIONS ON RECEIPT OF COMPENSATION OR OTHER CONSIDERATION


The Policies and Procedures prohibit a Vanguard fund, its investment advisor, and any other person to pay or receive any compensation or other consideration of any type for the purpose of obtaining disclosure of Vanguard fund portfolio holdings or other investment positions. "Consideration" includes any agreement to maintain assets in the fund or in other investment companies or accounts managed by the investment advisor or by any affiliated person of the investment advisor.


                        INVESTMENT ADVISORY SERVICES


VANGUARD PRIMECAP FUND


Vanguard PRIMECAP Fund has entered into a new Investment Advisory Agreement with PRIMECAP Management Company (PRIMECAP or Advisor). PRIMECAP's offices are located at 225 South Lake Avenue, Suite 400 Pasadena, CA 91101. Under the investment advisory agreement, PRIMECAP manages the investment and reinvestment of the Fund's assets and continuously reviews, supervises, and administers the Fund's investment program. PRIMECAP discharges its responsibilities subject to the supervision and oversight of the officers and trustees of the Fund.


 PRIMECAP is a California corporation whose outstanding shares are owned by its directors and officers. The directors and officers of the corporation and the offices they currently hold are:

Howard B. Schow, Chairman;
Mitchell J. Milias, Vice Chairman;
Theo A. Kolokotrones, President;
Joel P. Fried, Executive Vice President; and
Alfred W. Mordecai, Senior Vice President.


 For each fiscal quarter after the first fiscal quarter in which the agreement is in effect, the Fund shall pay to the Advisor, at the end of the quarter, a fee calculated by applying the following annual percentage rates to the average month-end net assets of the Fund, then dividing the result by four. For purposes of the compensation calculation, the average month-end net assets of the Fund are the Fund assets that are managed by the Advisor (including cash that may be directed to Vanguard, for cash management purposes) during the quarter:


            AVERAGE MONTH-END NET ASSETS                  ANNUAL PERCENTAGE RATE
            ----------------------------                  ----------------------
            First $50 million                                             0.500%
            Next $200 million                                             0.450
            Next $250 million                                             0.375
            Next $9.5 billion                                             0.250
            Next $10 billion                                              0.200
            Next $20 billion                                              0.175
            Over $40 billion                                              0.150

The fee for the first fiscal quarter in which this agreement is in effect (October through December, 2004) shall be the sum of the amounts calculated in paragraphs (a) and (b) that follow:

(a) The following annual percentage rates shall be applied to the average month-end net assets of the Fund. The result shall then be divided by four (for one quarter), and then multiplied by 0.167 (a factor representing one-sixth of the fiscal quarter). For purposes of the compensation calculation, the average month-end net assets of the Fund are the Fund assets that are managed by the Advisor (including cash that may be directed to Vanguard, for cash management purposes) during the quarter.

            AVERAGE MONTH-END NET ASSETS                 ANNUAL PERCENTAGE RATE
            ----------------------------                 -----------------------
            First $50 million                                            0.500%
            Next $200 million                                            0.450
            Next $250 million                                            0.375
            Next $1.75 billion                                           0.250
            Next $2.75 billion                                           0.200
            Next $5 billion                                              0.175
            Over $10 billion                                             0.150



(b) The following annual percentage rates shall be applied to the average month-end net assets of the Fund. The result shall then be divided by four (for one fiscal quarter), and then multiplied by 0.833 (a factor representing five-sixths of the fiscal quarter). For purposes of the compensation calculation, the average month-end net assets of the Fund are the Fund assets that are managed by the Advisor (including cash that may be directed to Vanguard, for cash management purposes) during the quarter.


            AVERAGE NET ASSETS            ANNUAL PERCENTAGE RATE
            ------------------            ----------------------
            First $50 million                             0.500%
            Next $200 million                             0.450
            Next $250 million                             0.375
            Next $9.5 billion                             0.250
            Next $10 billion                              0.200
            Next $20 billion                              0.175
            Over $40 billion                              0.150

 During the fiscal years ended August 31, 2002, 2003, and 2004, the Fund incurred investment advisory fees of approximately $31,593,000, $28,933,000, and 39,700,000, respectively. During the fiscal period September 1 through September 30, 2004, the Fund incurred investment advisory fees of approximately $3,558,000.



 The Fund's Amended and Restated Investment Advisory Agreement with PRIMECAP is renewable for one-year periods, only if (1) each renewal is specifically approved at least annually by a vote of the Fund's board of trustees, including the affirmative votes of a majority of the trustees who are not parties to the agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of considering such approval, or (2) each renewal is specifically approved by a vote of a majority of the Fund's outstanding voting securities. An agreement is automatically terminated if assigned, and may be terminated without penalty at any time (1) by vote of the board of trustees of the Fund on 60 days' written notice to PRIMECAP; (2) by a vote of a majority of the Fund's outstanding voting securities; or (3) by PRIMECAP upon 90 days' written notice to the Fund.


VANGUARD TARGET RETIREMENT FUNDS


Vanguard, P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as the advisor to the Funds through its Quantitative Equity Group. Vanguard also serves as investment advisor for each of the underlying funds. The Funds benefit from the investment advisory services provided to the underlying funds and, as shareholders of those funds, indirectly bear a proportionate share of those funds' at-cost advisory expenses.

 During the past three fiscal years, the underlying funds incurred expenses for investment advisory services provided by Vanguard in the following amounts:




                                                         FISCAL YEAR ENDED             FISCAL YEAR ENDED           FISCAL YEAR ENDED
UNDERLYING FUND                                            AUGUST 31, 2002               AUGUST 31, 2003             AUGUST 31, 2004
--------------                                             ---------------               ---------------             ---------------
Vanguard Prime Money Market Fund                                $7,141,000                    $7,768,000                  $6,411,000


                                                         FISCAL YEAR ENDED             FISCAL YEAR ENDED           FISCAL YEAR ENDED
UNDERLYING FUND                                           OCTOBER 31, 2002              OCTOBER 31, 2003            OCTOBER 31, 2004
--------------                                            ----------------              ----------------            ----------------
Vanguard European Stock Index Fund                                 $99,000                      $108,000                    $121,000
Vanguard Pacific Stock Index Fund                                   99,000                       108,000                     121,000


                                                         FISCAL YEAR ENDED             FISCAL YEAR ENDED           FISCAL YEAR ENDED
UNDERLYING FUND                                          DECEMBER 31, 2001             DECEMBER 31, 2002           DECEMBER 31, 2003
--------------                                            ----------------             -----------------           -----------------
Vanguard Total Bond Market Index Fund                           $2,378,000                    $3,054,000                  $3,597,000
Vanguard Total Stock Market Index Fund                             181,000                       141,000                     113,000


                                                         FISCAL YEAR ENDED             FISCAL YEAR ENDED           FISCAL YEAR ENDED
UNDERLYING FUND                                           JANUARY 31, 2002              JANUARY 31, 2003           JANUARY  31, 2004
--------------                                            ----------------              ----------------           -----------------
Vanguard Inflation-Protected Securities Fund                       $50,000                      $234,000                    $537,000






BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT


Each Fund's board of trustees oversees the Fund's management and performance on a regular basis. For Vanguard PRIMECAP Fund, the board determines annually whether to approve and renew the Fund's investment advisory agreement. For the Target Retirement Funds, the board considers annually whether each Fund and its shareholders continue to benefit from the internalized management structure whereby the Funds receive investment management services from Vanguard's Quantitative Equity Group. Vanguard provides the board with monthly, quarterly, and annual analyses of the advisors' performance. In addition, the investment advisors provide the board with quarterly self-evaluations and certain other information the board deems important to evaluate the short- and long-term performance of the advisor. Each Fund's portfolio managers meet with the board periodically to discuss the management and performance of the Fund.


 When considering whether to renew an investment advisory contract (in the case of Vanguard PRIMECAP Fund) or continue the internalized management structure of the Target Retirement Funds, the board examines several factors, but does not identify any particular factor as controlling their decision. Some of the factors considered by the board include: the nature, extent, and quality of the advisory services provided as well as other material facts, such as the investment performance of the Fund's assets managed by the advisor and the fair market value of the services provided. The board reviews and considers the extent to which the advisor has realized or will realize economies of scale as the Fund grows. Additional information is provided to the board detailing other sources of revenue to the advisor or its affiliates from its relationship with the Fund and intangible or "fall-out" benefits that accrue to the advisor and its affiliates, if relevant, and the advisor's control of the investment expenses of each Fund, such as transaction costs, including ways in which portfolio transactions for the Funds are conducted and brokers are selected.


VANGUARD PRIMECAP FUND. The board of trustees of Vanguard PRIMECAP Fund decided to adopt a new advisory fee schedule for the Fund, effective October 15, 2004. The Fund's trustees regularly evaluate its investment advisory agreement, focusing on factors such as the advisor's investment process, style consistency, and performance, as well as the composition and depth of the management and research teams. In deciding to adopt the new fee schedule, the trustees considered the fund's performance and a wide range of information relating to PRIMECAP Management Company, which has managed the fund since its inception in 1984.


 Vanguard PRIMECAP Fund's trustees retained PRIMECAP Management Company under the terms of an Amended and Restated Investment Advisory Agreement. The board's decision to revise the current advisory fee schedule was based upon its most recent evaluation of the Advisor's investment staff, portfolio management process, and performance results. In considering whether to approve the new agreement, the board engaged in arm's-length discussions with PRIMECAP and considered the following factors, among others:

- The board considered the benefits to shareholders of continuing to retain PRIMECAP as the advisor to the Fund, particularly in light of the nature, extent, and quality of services provided by PRIMECAP. The board considered the quality of investment management to the Fund over both the short- and long-term and the organizational depth and stability of the firm. The trustees found that the Fund has grown considerably since inception and that the portfolio management team has expanded to handle the increase in fund assets. The new fee arrangement will help PRIMECAP Management Company continue to attract and retain top investment talent, and thereby enhance the organizational depth and stability of the firm. The board noted that although the Fund has entered into an Amended and Restated Investment Advisory Agreement with PRIMECAP Management Company to reflect the new fee schedule, other terms of the existing agreement have not changed.


- The board considered the investment performance of the Fund in comparison with the Fund's peer group and benchmarks. The trustees found that the Fund has a superior performance record under PRIMECAP Management Company's management relative to both the S&P 500 Index and the Fund's peer group. The Fund's investment performance (reflective of the 1% fee assessed on redemptions of shares purchased on or after April 23, 2001, and held for less than five years) is reflected in the following table:




                                                                1 YEAR ENDED                5 YEARS ENDED             10 YEARS ENDED
                                                          SEPTEMBER 30, 2004           SEPTEMBER 30, 2004         SEPTEMBER 30, 2004
                                                          ------------------           ------------------         ------------------
VANGUARD PRIMECAP FUND (INVESTOR SHARES)*                             19.44%                        3.99%                     14.95%
 S&P 500 Index                                                        13.87                        -1.31                      11.08
 Average Multi-Cap Growth Fund**                                      9.64                         -2.99                       8.71
 *Information about the Fund's Admiral Shares can be found elsewhere in this Statement of Additional Information.
**Data provided by Lipper, Inc.


- The board considered the fair market value of services to be provided, including consideration of competitive fee rates and the fact that, after the adjustment, the Fund's advisory fee remains considerably below that of most of its peers. The board observed that after the adjustment, the estimated advisory fee rate for the Fund would be 0.22%. The estimated rate is considerably less than the average fee rate of the Fund's peer group, which is 0.58%. The board noted that the new fee schedule is expected to raise the Fund's expense ratio to 0.50% from 0.45% for Investor Shares and to 0.35% from 0.30% for Admiral Shares for the current fiscal year. These increases represent an additional $4 in fees on a $10,000 investment. Additional data about the Fund's expense ratio, advisory fee rate, and those of the Fund's competitors are expressed in the following table:



                                                                                ADVISORY FEES
                                                                              EXPRESSED AS AN
                                                                             ANNUAL EFFECTIVE
                                                                                  RATE OF THE
                                                                               FUND'S AVERAGE
                                                                                   NET ASSETS                           ESTIMATED
                                                                                       BEFORE                          RATE AFTER
                                                                            IMPLEMENTATION OF                      IMPLEMENTATION
                                                                                      NEW FEE                              OF NEW
                                                         EXPENSE RATIO+         ARRANGEMENT++               ADVISORY FEE SCHEDULE
                                                         --------------         -------------               ---------------------
VANGUARD PRIMECAP FUND INVESTOR SHARES*                           0.45%                 0.18%                               0.22%
 Average Multi-Cap Growth Fund**                                  0.71                  0.58                                 N/A
 *Information about the Fund's Admiral Shares can be found elsewhere in this Statement of Additional Information.
**Data is provided by Lipper Inc.
 +As of September 30, 2004.
++Advisory fees are expressed as an annual effective rate of the Fund's average net assets as of September 30, 2004.






- The board considered the extent to which economies of scale would be realized as the Fund grows, including a consideration of appropriate asset-level breakpoints in the fee schedule. By adjusting the fee through increases in asset breakpoints, rather than increases in fee rates, the Fund's trustees recognize PRIMECAP Management Company's personnel needs in managing a large fund and the economies of scale that investors realize by holding shares of a large fund.

- The board considered whether the Fund should obtain alternative portfolio management services and concluded that, under all the circumstances and based on its informed business judgment, the most appropriate course of action in the best interests of the Fund's shareholders was to enter the Amended and Restated Investment Advisory Agreement with PRIMECAP Management Company.


                             PORTFOLIO TRANSACTIONS


VANGUARD PRIMECAP FUND


The advisor, pursuant to its agreement with the Fund is authorized (with the approval of the Fund's board of trustees) to select the brokers or dealers that will execute the purchases and sales of securities for the Fund and is directed to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions for the Fund under the circumstances. The advisor has undertaken to execute each investment transaction at a price and commission which provides the most favorable total cost or proceeds reasonably obtainable under the circumstances.


 In placing securities transactions, the advisor will use its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain the best available price and most favorable execution. The full range and quality of brokerage services available will be considered in making these determinations. In those instances in which it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the best available price and most favorable execution, consideration may be given to those brokers who supply investment research and statistical information and provide other services in addition to execution services to the Fund and/or the advisor. The advisor considers the investment services it receives useful in the performance of its obligations under the agreement, but is unable to determine precisely the amount by which such services may reduce its expenses.


 The agreement also incorporates the concepts of Section 28(e) of the Securities Exchange Act of 1934 by providing that, subject to the approval of the Fund's board of trustees, the advisor may cause the Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that such commission is deemed reasonable in terms of either that particular transaction or the overall responsibilities of the advisor to the Fund.


 Currently, it is the Fund's policy that the advisor may at times pay higher commissions in recognition of brokerage services felt necessary for the achievement of better execution of certain securities transactions that otherwise might not be available. an advisor will only pay such higher commissions if it believes this to be in the best interest of the Fund. Some brokers or dealers who may receive such higher commissions in recognition of brokerage services related to execution of securities transactions are also providers of research information to the advisor and/or a Fund. However, the Fund has informed the advisor not to pay higher commission rates specifically for the purpose of obtaining research services.


 During the fiscal years ended August 31, 2002, 2003, and 2004, and fiscal period September 1 through September 30, the Fund paid approximately $7,999,000, $5,993,000, $7,559,000, and $1,309,000 in brokerage commissions, respectively.



 Some securities that are considered for investment by the Fund may also be appropriate for other Vanguard funds or for other clients served by the advisor. If such securities are compatible with the investment policies of the Fund and one or more of the advisor's other clients, and are considered for purchase or sale at or about the same time, then transactions in such securities will be aggregated by the advisor and the purchased securities or sale proceeds will be allocated among the participating Vanguard funds and the other participating clients of the advisor in a manner deemed equitable by the advisor. Although there may be no specified formula for allocating such transactions, the allocation methods used, and the results of such allocations, will be subject to periodic review by the Fund's board of trustees.


VANGUARD TARGET RETIREMENT FUNDS


Each Fund will purchase and sell the principal portion of its securities (i.e., shares of the underlying Vanguard funds) by dealing directly with the issuer--the underlying funds. As such, the Funds incur no brokerage commissions.

                             PROXY VOTING GUIDELINES


The Board of Trustees (the Board) of each Vanguard fund that invests in stocks has adopted proxy voting procedures and guidelines to govern proxy voting by the fund. The Board has delegated day-to-day oversight of proxy voting to the Proxy Oversight Committee (the Committee), comprised of senior Vanguard officers and subject to the operating procedures and guidelines described below. The Committee reports directly to the Board.


 Our overarching objective in voting is simple: to support proposals and director nominees that maximize the value of a fund's investments--and those of our fund shareholders--over the long term. While our goal is simple, the proposals we receive are varied and frequently complex. As such, the guidelines adopted by the Board provide a rigorous framework for assessing each proposal. The Board has designed the guidelines to stress Vanguard's role as a fiduciary with responsibility for evaluating each proposal on its merits, based on the particular facts and circumstances as presented. For most proxy proposals, particularly those involving corporate governance, the evaluation will result in the funds voting as a block. In some cases, however, funds may vote differently, depending upon the nature and objective of the funds, the composition of their portfolios and other factors.


 The guidelines do not permit Vanguard to delegate voting responsibility to a third party that does not serve as a fiduciary for the funds. Because many factors bear on each decision, the guidelines incorporate factors the Committee should consider in each voting decision. A fund may refrain from voting if refraining from voting would be in the fund's and its shareholders' best interests. These circumstances may arise, for example, when the expected cost of voting exceeds the expected benefits of voting, or exercising the vote results in the imposition of trading or other restrictions.


 In evaluating proxy proposals, we consider information from many sources, including the portfolio manager for the fund, management or shareholders of a company presenting a proposal, and independent proxy research services. We will give substantial weight to the recommendations of the company's board, absent guidelines or other specific facts that would support a vote against management. In all cases, however, the ultimate decision rests with the members of the Proxy Oversight Committee, who are accountable to the fund's Board.


 While serving as a framework, the following guidelines cannot contemplate all possible proposals with which a fund may be presented. In the absence of a specific guideline for a particular proposal (e.g., in the case of a transactional issue or contested proxy), the Committee will evaluate the issue and cast the fund's vote in a manner that, in the Committee's view, will maximize the value of the fund's investment.


I. THE BOARD OF DIRECTORS


A. ELECTION OF DIRECTORS


We believe that good governance starts with a majority-independent board, whose key committees are comprised entirely of independent directors. As such, companies should attest to the independence of directors who serve on the Compensation, Nominating, and Audit committees. In any instance in which a director is not categorically independent, the basis for the independence determination should be clearly explained in the proxy statement.


 While we will generally support the board's nominees, we will take the following factors into account in determining our vote:



FACTORS FOR APPROVAL                                               FACTORS AGAINST APPROVAL
--------------------                                               ------------------------
Nominated slate in board compromised of a majority                 Nominated slate results in board comprised of a majority of non-
of independent directors.

All members of Audit, Audit, Nominating, and/or Compensation       Audit, Nominating, and/or Compensation committees include non-
committees are independent of management.                          independent members.

                                                                   Incumbent board member failed to attend at least 75% of
                                                                   meetings in the previous year.

                                                                   Actions of committee(s)on which nominee serves are inconsistent with other guidelines (e.g., excessive option grants, substantial non-audit fees, lack of board independence).

B. CONTESTED DIRECTOR ELECTIONS


In the case of contested board elections, we will evaluate the nominees' qualifications, the performance of the incumbent board, as well as the rationale behind the dissidents' campaign, to determine the outcome that we believe will maximize shareholder value.


C. CLASSIFIED BOARDS


We will generally support proposals to declassify existing boards (whether proposed by management or shareholders), and will block efforts by companies to adopt classified board structures, in which only part of the board is elected each year.


II. APPROVAL OF INDEPENDENT AUDITORS


We believe that the relationship between the company and its auditors should be limited primarily to the audit, although it may include certain closely related activities that do not, in the aggregate, raise any appearance of impaired independence. We will generally support management's recommendation for the ratification of the auditor, except in instances where audit and audit-related fees make up less than 50% of the total fees paid by the company to the audit firm. We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with the company (regardless of its size relative to the audit fee) to determine whether we believe independence has been compromised.


III. COMPENSATION ISSUES


A. STOCK-BASED COMPENSATION PLANS


We believe that appropriately designed stock-based compensation plans, administered by an independent committee of the board and approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees, and directors. Conversely, we oppose plans that substantially dilute our ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features.


 An independent compensation committee should have significant latitude to deliver varied compensation to motivate the company's employees. However, we will evaluate compensation proposals in the context of several factors (a company's industry, market capitalization, competitors for talent, etc.) to determine whether a particular plan or proposal balances the perspectives of employees and the company's other shareholders. We will evaluate each proposal on a case-by-case basis, taking all material facts and circumstances into account.


  The following factors will be among those considered in evaluating these proposals.



FACTORS FOR APPROVAL                                   FACTORS AGAINST APPROVAL
--------------------                                   ------------------------
Company requires senior executives to hold a minimum   Total potential dilution (including all stock-based plans) exceeds 15% of
amount of company stock (frequently expressed as a     shares outstanding.
multiple of salary).

Company requires stock acquired through option         Annual option grants acquired through have exceeded 2% of shares outstanding.
exercise to be held for a certain period of time.
Compensation program includes performance-vesting      Plan permits repricing or replacement of options without shareholder
awards, indexed options or other performance-linked    approval.
grants.

Concentration of option grants to senior executives    Plan permits issuance of options with exercise prices below the grant date
is limited (indicating that the plant is very broad-   market value of the company's stock.
based).

Stock-based compensation is clearly used as a sub-     Plan provides for the issuance of reload options.
cash in delivering market-competitive total pay.
                                                       Plan contains automatic share replenishment (evergreen) feature.






B. BONUS PLANS


Bonus plans, which must be periodically submitted for shareholder approval to qualify for deductibility under Section 162(m) of the IRC, should have clearly defined performance criteria and maximum awards expressed in dollars. Bonus plans with awards that are excessive, in both absolute terms and relative to a comparative group, generally will not be supported.

C. EMPLOYEE STOCK PURCHASE PLANS


We will generally support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and that shares reserved under the plan comprise less than 5% of the outstanding shares.


D. EXECUTIVE SEVERANCE AGREEMENTS (GOLDEN PARACHUTES)


While we believe that executives' incentives for continued employment should be more significant than severance benefits, there are instances--particularly in the event of a change in control--in which severance arrangements may be appropriate. Severance benefits triggered by a change in control that do not exceed three times an executive's salary and bonus may generally be approved by the compensation committee of the board without submission to shareholders. Any such arrangement under which the beneficiary receives more than three times salary and bonus--or where severance is guaranteed absent a change in control--should be submitted for shareholder approval.


IV. CORPORATE STRUCTURE AND SHAREHOLDER RIGHTS


We believe the exercise of shareholder rights, in proportion to economic ownership, to be a fundamental privilege of stock ownership that should not be unnecessarily limited. Such limits may be placed on shareholders' ability to act by corporate charter or by-law provisions, or by the adoption of certain takeover provisions. We believe that, in general, the market for corporate control should be allowed to function without undue interference from these artificial barriers.


 Our positions on a number of the most commonly presented issues in this area are as follows:


A. SHAREHOLDER RIGHTS PLANS (POISON PILLS)


A company's adoption of a so-called poison pill effectively limits a potential acquirer's ability to buy a controlling interest without the approval of the target's board of directors. Such a plan, in conjunction with other takeover defenses, may serve to entrench incumbent management and directors. However, in other cases, a pill may force a suitor to negotiate with the board and result in the payment of a higher acquisition premium.


 In general, we believe that shareholders should be afforded the opportunity to approve shareholder rights plans within a year of their adoption. This provides the board with the ability to put a poison pill in place for legitimate defensive purposes, subject to subsequent approval by shareholders. In evaluating the approval of proposed shareholder rights plans, we will consider the following factors:




FACTORS FOR APPROVAL                                   FACTORS AGAINST APPROVAL
--------------------                                   ------------------------
Plan is relatively short-term (3-5 years).             Plan is long term (>5 years).

Plan requires shareholder approval for renewal         Renewal of plan is automatic or does not require shareholder approval.

Plan incorporates review by a committee of indep-      Ownership trigger is less than 15%.
endent directors at least every three years (so-
called TIDE provisions).

Plan includes permitted bid/qualified offer feature    Classified board.
(chewable pill) that mandates shareholder vote in
certain situations.

Ownership trigger is reasonable (15-20%)               Board with limited independence.
Highly independent, non-classified board.



B. CUMULATIVE VOTING


We are generally opposed to cumulative voting under the premise that it allows shareholders a voice in director elections that is disproportionate to their economic investment in the corporation.


C. SUPERMAJORITY VOTE REQUIREMENTS


We support shareholders' ability to approve or reject matters presented for a vote based on a simple majority. Accordingly, we will support proposals to remove supermajority requirements and oppose proposals to impose them.


D. RIGHT TO CALL MEETINGS AND ACT BY WRITTEN CONSENT


We support shareholders' right to call special meetings of the board (for good cause and with ample representation) and to act by written consent. We will generally vote for proposals to grant these rights to shareholders and against proposals to abridge them.

E. CONFIDENTIAL VOTING


We believe that the integrity of the voting process is enhanced substantially when shareholders (both institutions and individuals) can vote without fear of coercion or retribution based on their votes. As such, we support proposals to provide confidential voting.


F. DUAL CLASSES OF STOCK


We are opposed to dual class capitalization structures that provide disparate voting rights to different groups of shareholders with similar economic investments. As such, we will oppose the creation of separate classes with different voting rights and will support the dissolution of such classes.


V. CORPORATE AND SOCIAL POLICY ISSUES


Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. We generally believe that these are "ordinary business matters" that are primarily the responsibility of management and should be evaluated and approved solely by the corporation's board of directors. Often, proposals may address concerns with which we philosophically agree, but absent a compelling economic impact on shareholder value (e.g., proposals to require expensing of stock options), we will typically abstain from voting on these proposals. This reflects our belief that regardless of our philosophical perspective on the issue, these decisions should be the province of company management unless they have a significant, tangible impact on the value of our investment and, we don't view management as responsive to the matter.


VI. VOTING IN FOREIGN MARKETS


Corporate governance standards, disclosure requirements, and voting mechanics vary greatly among the markets outside the United States in which the funds may invest. We will use our votes, where applicable, to advocate for improvements in governance and disclosure by our portfolio companies. We will generally vote on issues presented to shareholders for our foreign holdings consistent with the guidelines described above, except as described below.


 Many foreign markets require that securities be "blocked" or reregistered to vote at a company's meeting. Absent an issue of compelling economic importance, we will generally not subject the fund to the loss of liquidity imposed by these requirements.


 The typical costs of voting (e.g., custodian fees, vote agency fees) in foreign markets are substantially higher than for U.S. holdings. As such, the fund may limit its voting on foreign holdings in instances where the issues presented are unlikely to have a material impact on shareholder value.


VII. VOTING ON A FUND'S HOLDINGS OF OTHER VANGUARD FUNDS


Certain Vanguard funds (owner funds) may, from time to time, own shares of other Vanguard funds (underlying funds). If an underlying fund submits a matter to a vote of its shareholders, votes for and against such matters on behalf of the owner funds will be cast in the same proportion as the votes of the other shareholders in the underlying fund.


VIII. THE PROXY VOTING GROUP


The Board has delegated the day-to-day function of voting proxies for the funds to the Proxy Voting Group, which the Proxy Oversight Committee oversees. While most votes will be determined through Vanguard's procedures and guidelines, there may be circumstances when the Proxy Voting Group will refer proxy issues to the Committee for consideration. In addition, at any time, the Board has the authority to vote proxies, when, in the Board's or the Committee's discretion, such action is warranted.


 The Proxy Voting Group performs the following functions: (1) managing proxy voting vendors; (2) reconciling share positions; (3) analyzing proxy proposals using factors described in the guidelines; (4) determining and addressing potential or actual conflicts of interest that may be presented by a particular proxy; and (5) voting proxies. The Proxy Voting Group also prepares periodic and special reports to the Board, and any proposed amendments to the procedures and guidelines.

IX. THE PROXY OVERSIGHT COMMITTEE


The Board, including a majority of the independent trustees, appoints the members of the Committee who are principals of Vanguard, and who have the requisite expertise to oversee proxy voting for the Vanguard funds.


 The Committee does not include anyone whose primary duties include external client relationship management or sales. This clear separation between the proxy voting and client relationship functions is intended to eliminate any potential conflict of interest in the proxy voting process. In the unlikely event that a member of the Committee believes he or she might have a conflict of interest regarding a proxy vote, that member must recuse him or herself from the committee meeting at which the matter is addressed, and not participate in the voting decision.


 The Committee works with the Proxy Voting Group to provide reports and other guidance to the Board regarding proxy voting by the Vanguard funds. The Committee has an obligation to conduct its meetings and exercise its decision-making authority subject to the fiduciary standards of good faith, fairness and Vanguard's Code of Ethics. The Committee shall authorize proxy votes that the Committee determines, in its sole discretion, to be in the best interests of the funds' shareholders. In determining how to apply the Guidelines to a particular factual situation, the Committee may not take into account any interest that would conflict with the interest of fund shareholders in maximizing the value of their investments.


 The Board may review these procedures and guidelines and modify them from time to time. The procedures and guidelines are available on Vanguard's website at www.vanguard.com.


 You may obtain a free copy of a report that details how the funds voted the proxies relating to the portfolio securities held by the funds for the prior 12-month period ended June 30 by logging on to Vanguard's internet site, at www.vanguard.com, or the SEC's website at http://www.sec.gov.


                             YIELD AND TOTAL RETURNS


The annualized yield for the PRIMECAP Fund for the 30-day period ended September 30, 2004, is set forth below:






                                           SHARE CLASSES
                                           -------------

FUND                                      INVESTOR     ADMIRAL
----                                      --------     -------
Vanguard PRIMECAP Fund                       0.57%       0.72%
Vanguard Target Retirement Income Fund        3.65         N/A
Vanguard Target Retirement 2005 Fund          3.42         N/A
Vanguard Target Retirement 2015 Fund          3.03         N/A
Vanguard Target Retirement 2025 Fund          2.76         N/A
Vanguard Target Retirement 2035 Fund          2.27         N/A
Vanguard Target Retirement 2045 Fund          1.99         N/A

 The average annual total returns of Vanguard PRIMECAP and Target Retirement Funds for the one-, five-, and ten-year periods (or since inception) ended September 30, 2004, are set forth below:





                                                           1 YEAR ENDED (or       5 YEARS (or since
                                                           since inception)        inception) ENDED                   10 YEARS ENDED
                                                         SEPTEMBER 30, 2004      SEPTEMBER 30, 2004               SEPTEMBER 30, 2004


VANGUARD PRIMECAP FUND INVESTOR SHARES*
 Return Before Taxes                                                 19.44%                   3.99%                           14.95%
 Return After Taxes on Distributions                                 19.37                    3.17                            13.90
 Return After Taxes on Distributions and Sale of Fund Shares         12.72                    3.10                            12.94
VANGUARD PRIMECAP FUND ADMIRAL SHARES*
(Inception: November 12, 2001)
 Return Before Taxes                                                 19.61%                   6.50%                             N/A
 Return After Taxes on Distributions                                 19.51                    6.26                              N/A
 Return After Taxes on Distributions and Sale of Fund Shares         12.86                    5.43                              N/A
VANGUARD TARGET RETIREMENT INCOME FUND
(Inception: October 27, 2003)
 Return Before Taxes                                                  6.16%                    N/A                              N/A
VANGUARD TARGET RETIREMENT 2005 FUND
(Inception: October 27, 2003)
 Return Before Taxes                                                  7.18%                    N/A                              N/A
VANGUARD TARGET RETIREMENT 2015 FUND
(Inception: October 27, 2003)
 Return Before Taxes                                                  8.02%                    N/A                              N/A
VANGUARD TARGET RETIREMENT 2025 FUND
(Inception: October 27, 2003)
 Return Before Taxes                                                  8.82%                    N/A                              N/A
VANGUARD TARGET RETIREMENT 2035 FUND
(Inception: October 27, 2003)
 Return Before Taxes                                                  9.88%                    N/A                              N/A
VANGUARD TARGET RETIREMENT 2045 FUND
(Inception: October 27, 2003)
 Return Before Taxes                                                 10.53%                    N/A                              N/A



*Reflective of the 1% fee assessed on redemptions of shares purchased on or after April 23, 2001, and held for less than five years.




                              FINANCIAL STATEMENTS


Each Fund's Financial Statements for the fiscal year ended September 30, 2004, appearing in the Funds' 2004 Annual Reports to Shareholders, and the reports thereon of PricewaterhouseCoopers LLP, an independent registered public accounting firm, also appearing therein, are incorporated by reference in this Statement of Additional Information. For a more complete discussion of each Fund's performance, please see the Funds' Annual and Semiannual Reports to Shareholders, which may be obtained without charge.



                                                                   SAI059 012005

                                     PART C

                             VANGUARD PRIMECAP FUND
                               OTHER INFORMATION


ITEM 22. EXHIBITS

(a) Declaration of Trust, filed on October 20, 2003, Post-Effective Amendment No. 27, is hereby incorporated by reference.
(b) By-Laws, filed on October 12, 2004, Post-Effective Amendment No. 29, is hereby incorporated by reference.
(c) Instruments Defining Rights of Security Holders, reference is made to Articles III and V of the Registrant's Declaration of Trust.
(d) Investment Advisory Contract, for PRIMECAP Fund, filed on October 12, 2004, Post-Effective Amendment No. 29, is hereby incorporated by reference.
(e)    Underwriting Contracts, Not Applicable.
(f) Bonus or Profit Sharing Contracts, reference is made to the section entitled "Management of the Funds" in the Registrant's Statement of Additional Information.
(g) Custodian Agreement, for the Bank of New York, is filed herewith, for JP Morgan, filed on October 12, 2004, Post-Effective Amendment No. 29, is hereby incorporated by reference.
(h) Amended and Restated Funds' Service Agreement, filed on November 22, 2002, Post-Effective Amendment No. 24, is hereby incorporated by reference.
(i)    Legal Opinion, Not Applicable.
(j) Consent of an Independent Registered Public Accounting Firm, is filed herewith.
(k)    Omitted Financial Statements, Not Applicable.
(l)    Initial Capital Agreements, Not Applicable.
(m)    Rule 12(b)-1 Plan, Not Applicable.
(n) Rule 18f-3 Plan, filed on October 12, 2004, Post-Effective Amendment No. 29, is hereby incorporated by reference.
(o)    Reserved.
(p) Code of Ethics, for PRIMECAP, filed on May 25, 2001, Post-Effective Amendment No. 20, is hereby incorporated by reference. For The Vanguard Group, is filed herewith.

ITEM 23. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Registrant is not controlled by or under common control with any person.


ITEM 24. INDEMNIFICATION

The Registrant's organizational documents contain provisions indemnifying Trustees and officers against liability incurred in their official capacity.
Article VII, Section 2 of the Declaration of Trust provides that the Registrant may indemnify and hold harmless each and every Trustee and officer from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to the performance of his or her duties as a Trustee or officer. However, this provision does not cover any liability to which a Trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. Article VI of the By-Laws generally provides that the Registrant shall indemnify its Trustees and officers from any liability arising out of their past or present service in that capacity. Among other things, this provision excludes any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the Trustee's or officer's office with the Registrant.

ITEM 25. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

PRIMECAP Management Company (PRIMECAP), is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the Adviser Act). The list required by this Item 26 of officers and partners of PRIMECAP, together with any information as to any business profession, vocation or employment of a substantial nature engaged in by such officers and partners during the past two years, is incorporated herein by reference from Schedules B and D of Form ADV filed by PRIMECAP pursuant to the Advisers Act (SEC File No. 801-19765).


ITEM 26. PRINCIPAL UNDERWRITERS

(a)    Not Applicable
(b)    Not Applicable
(c)    Not Applicable

ITEM 27. LOCATION OF ACCOUNTS AND RECORDS

The books, accounts, and other documents required to be maintained by Section 31
(a) of the Investment Company Act and the rules promulgated thereunder will be maintained at the offices of Registrant; Registrant's Transfer Agent, The Vanguard Group, Inc., 100 Vanguard Boulevard, Malvern, Pennsylvania 19355; and the Registrant's Custodian, The Bank of New York, One Wall Street, New York, New York, 10286.

ITEM 28. MANAGEMENT SERVICES

Other than as set forth in the section entitled "Management of the Funds" in Part B of this Registration Statement, the Registrant is not a party to any management-related service contract.


ITEM 29. UNDERTAKINGS

Not Applicable



                                      C-2









SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby certifies that it meets all requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Valley Forge and the Commonwealth of Pennsylvania, on the 25th day of January, 2005.

                                   VANGUARD CHESTER FUNDS

                                   BY:_____________(signature)________________

                                                  (HEIDI STAM)
                                                JOHN J. BRENNAN*
                                      CHAIRMAN AND CHIEF EXECUTIVE OFFICER

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:


              SIGNATURE                         TITLE                          DATE
----------------------------------------------------------------------------------------
By:         /S/ JOHN J. BRENNAN        President, Chairman, Chief         January 25, 2004
   ----------------------------         Executive Officer, and Trustee
            (Heidi Stam)
          John J. Brennan*

By:         /S/CHARLES D. ELLIS        Trustee                            January 25, 2005
   ----------------------------
             (Heidi Stam)
          Charles D. Ellis*

 By:       /S/ RAJIV L. GUPTA          Trustee                            January 25, 2005
   ----------------------------
            (Heidi Stam)
            RAJIV L. GUPTA*

By: /S/ JOANN HEFFERNAN HEISEN         Trustee                            January 25, 2005
   ----------------------------
           (Heidi Stam)
       JoAnn Heffernan Heisen*

By:       /S/ BURTON G. MALKIEL        Trustee                            January 25, 2005
     ----------------------------
             (Heidi Stam)
            Burton G. Malkiel*

 By:        /S/ANDRE F. PEROLD         Trustee                            January 25, 2005
     ----------------------------
             (Heidi Stam)
            ANDRE F. PEROLD*

 By:     /S/ ALFRED M. RANKIN, JR.     Trustee                            January 25, 2005
     ----------------------------
             (Heidi Stam)
        Alfred M. Rankin, Jr.*

 By:      /S/ J. LAWRENCE WILSON       Trustee                            January 25, 2005
     ----------------------------
             (Heidi Stam)
         J. Lawrence Wilson*

 By:        /S/ THOMAS J. HIGGINS      Treasurer and Principal            January 25, 2005
     ------------------------------    Financial Officer and Principal
              (Heidi Stam)             Accounting Officer
          Thomas J. Higgins*



*By Power of Attorney. Filed on December 20, 2004, see File Number 2-14336. Incorporated by Reference.

                               INDEX TO EXHIBITS

Custodian Agreement for Bank of New York. . . . . . . . . Ex-99.G

Consent of Independent Registered Public Accounting Firm Ex-99.J

Code of Ethics for The Vanguard Group Inc., . . . . . . . . . Ex-99.P